UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 through December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Insurance Trust

December 31, 2016

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 20, 2017 (Unaudited)

Dear Shareholder,

The U.S. economy retained its position as the global growth leader among developed nations throughout 2016, which helped drive U.S. asset prices higher and pushed the U.S. Federal Reserve (the “Fed”) to raise interest rates at the end of the year. While the year generally produced positive returns in global financial markets, the path was not necessarily smooth.

“Investors who withstood the sporadic sell-offs in financial markets were generally rewarded with solid returns on a range of asset classes.”

The start to 2016 was marked by a sell-off in global financial markets, mainly in response to worrisome economic data from China, continued weakness in oil prices and concerns about tightening U.S. fiscal policy. By mid-February, the Standard & Poor’s 500 Index (the “S&P 500”) had declined 10% from the start of the year and the price of West Texas Intermediate crude oil dropped by 30% to near $26 a barrel. However, U.S. equity prices and global oil prices had mostly rebounded by the end of March to levels slightly above where they ended in 2015.

During the first quarter of 2016, central banks in China, Japan and the European Union swung into action once again with further accommodative policies. In the U.S., the Fed held off raising interest rates but continued to signal that it would tighten fiscal policy in the months ahead. First quarter gross domestic product in the U.S. increased by 0.8% from the previous quarter and U.S. unemployment rose slightly to 5.0% in March and April but fell back below that level for the remainder of 2016.

The S&P 500 reached record highs in May and remained buoyant for most of June. However, British voters surprised financial markets by choosing to leave the U.K. in a June 23rd referendum. The result stunned many investors and sparked a two-day sell-off that drained an estimated $3.01 trillion from global financial markets. Financial markets quickly recovered in the following days and by July and August, the S&P 500 was again reaching fresh highs. Overall U.S. corporate earnings also rebounded in the third quarter of 2016 and posted the first positive growth in six quarters.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year. The U.S. economy also showed signs for further strength. Following 74 consecutive months of job growth, the U.S. jobless rate in November 2016 stood at its lowest level since 2007.

Against this backdrop, the Fed raised interest rates by a quarter of a point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

In many ways, 2016 ended in a very different place than it began. Investors who withstood the sporadic sell-offs in financial markets were generally rewarded with solid returns on a range of asset classes. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	2.12%
Bloomberg Barclays U.S. Aggregate Index (formerly the Barclays U.S. Aggregate Index)	2.65%

Net Assets as of 12/31/2016	$250,505,813
Duration as of 12/31/2016	5.49 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

During the first half of 2016, the U.S. Federal Reserve tempered its economic and policy outlook, implying a much more dovish stance in the face of slowing global growth, which precipitated a rebound in equity and oil prices. Credit markets performed well through most of the second quarter of 2016 as investors fled from an increasing amount of negative-yielding debt in Europe and Japan to securities with positive yields in the U.S. Price volatility in energy commodities also receded. Britain’s June 23 vote to leave the European Union took financial markets by surprise. Equity assets sold off sharply in response but rebounded in the final trading days of June. Investors seeking the relative safety of U.S. Treasury bonds drove yields, which generally move in the opposite direction of prices, to near record lows on both 10-year and 30-year Treasury bonds.

Global economic data in the second half of the year indicated a better economic outlook and slightly rising inflation, leading investors to reduce their bond holdings. Following the November 8th victory of President-elect Donald Trump, investor expectations generally moved toward a more expansive fiscal policy, lower taxes and less regulation that could lead to faster growth and higher inflation. As a result, U.S. government bond prices fell.

The U.S. Federal Reserve raised its benchmark interest rate by a quarter of a percentage point on December 14th, and surprised investors by forecasting three more rate increases in 2017. Prices fell for bonds with shorter maturities, which are most sensitive to rate increases. Because yields rise when prices fall, the yield on the 10-year Treasury topped 2.5%, its highest level since 2014. For the twelve months ended December 31, 2016, the Bloomberg Barclays U.S. Aggregate Index returned 2.65%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 shares underperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”) for the twelve month period ended December 31, 2016.

Relative to the Benchmark, the Portfolio’s shorter duration positioning detracted from performance, while the Portfolio’s yield curve positioning made a positive contribution to performance relative to the Benchmark. Compared with the Benchmark, the Portfolio was overweight in the 5-10 year portion of the yield curve and underweight in the 20-plus year portion of the curve. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy was to focus on security selection and relative value, which seeks to identify undervalued bonds among individual securities and across market sectors. The Portfolio managers used bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities. Portfolio construction is strategic in nature, so sector allocation changes should be gradual and a function of relative value.

Relative to the Benchmark, the Portfolio was underweight in U.S. Treasury securities and corporate credit and overweight in securitized debt sectors, including asset-backed, commercial-backed and mortgage-backed securities, which include both agency and non-agency debt. The Portfolio was overweight in the intermediate part of the yield curve (5 to 10 year maturities) as the Portfolio’s managers believed that this had the most attractive risk/reward profile and the yield curve’s steepness would benefit the Portfolio as securities moved down the yield curve. The Portfolio maintained a shorter duration posture versus the Benchmark during the twelve month reporting period.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

PORTFOLIO COMPOSITION***
Corporate Bonds	23.9%
U.S. Treasury Obligations	22.3
Collateralized Mortgage Obligations	15.8
Mortgage-Backed Securities	12.7
Asset-Backed Securities	11.8
U.S. Government Agency Securities	9.9
Commercial Mortgage-Backed Securities	2.2
Others (each less than 1.0%)	0.4
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Portfolio’s composition is subject to change.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	May 1, 1997	2.12%	2.37%	4.54%
CLASS 2 SHARES	August 16, 2006	1.84	2.12	4.28

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Bloomberg Barclays U.S. Aggregate Index and the Lipper Variable Underlying Funds Core Bond Funds Index from December 31, 2006 to December 31, 2016. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Core Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds Core Bond Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 11.7%
22,280	Air Canada Pass-Through Trust, (Canada), Series 2013-1, Class A, 4.125%, 05/15/25 (e)	22,919
	American Airlines Pass-Through Trust,
18,975	Series 2011-1, Class A, 5.250%, 01/31/21	20,208
196,000	Series 2016-3, Class AA, 3.000%, 10/15/28	185,710
16,000	Series A, 3.650%, 06/15/28	15,890
	American Credit Acceptance Receivables Trust,
19,658	Series 2015-2, Class A, 1.570%, 06/12/19 (e)	19,664
65,135	Series 2016-3, Class A, 1.700%, 11/12/20 (e)	65,021
445,802	Series 2016-4, Class A, 1.500%, 06/12/20 (e)	445,526
116,000	Series 2016-4, Class C, SUB, 2.910%, 02/13/23 (e)	114,995
	American Homes 4 Rent Trust,
433,538	Series 2014-SFR2, Class A, 3.786%, 10/17/36 (e)	444,870
200,000	Series 2014-SFR2, Class C, 4.705%, 10/17/36 (e)	206,760
241,276	Series 2014-SFR3, Class A, 3.678%, 12/17/36 (e)	246,339
200,000	Series 2014-SFR3, Class E, 6.418%, 12/17/36 (e)	210,996
100,000	Series 2015-SFR1, Class E, 5.639%, 04/17/52 (e)	100,093
200,000	Series 2015-SFR2, Class C, 4.691%, 10/17/45 (e)	206,135
	AmeriCredit Automobile Receivables Trust,
50,000	Series 2016-3, Class A3, 1.460%, 05/10/21	49,741
600,000	Series 2016-4, Class B, SUB, 1.830%, 12/08/21	593,967
211,946	ARLP Securitization Trust, Series 2015-1, Class A1, SUB, 3.967%, 05/25/55 (e)	212,741
451,383	AXIS Equipment Finance Receivables IV LLC, Series 2016-1A, Class A, 2.210%, 11/20/21 (e)	449,540
	B2R Mortgage Trust,
89,296	Series 2015-1, Class A1, 2.524%, 05/15/48 (e)	88,406
245,485	Series 2015-2, Class A, 3.336%, 11/15/48 (e)	247,604
100,000	BA Credit Card Trust, Series 2015-A2, Class A, 1.360%, 09/15/20	99,944

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

182,000	BCC Funding XIII LLC, Series 2016-1, Class A2, 2.200%, 12/20/21 (e)	181,036
11,061	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 1.126%, 04/25/36	10,756
250,000	BMW Vehicle Lease Trust, Series 2016-2, Class A4, 1.570%, 02/20/20	247,879
77,000	Cabela’s Credit Card Master Note Trust, Series 2015-2, Class A1, 2.250%, 07/17/23	76,809
3,658	CAM Mortgage LLC, Series 2015-1, Class A, SUB, 3.500%, 07/15/64 (e)	3,658
	Capital Auto Receivables Asset Trust,
109,000	Series 2016-2, Class A2A, 1.320%, 01/20/19	109,039
63,000	Series 2016-2, Class A4, 1.630%, 01/20/21	62,304
44,392	CarFinance Capital Auto Trust, Series 2014-2A, Class A, 1.440%, 11/16/20 (e)	44,388
	CarMax Auto Owner Trust,
5,694	Series 2013-4, Class A3, 0.800%, 07/16/18	5,692
55,000	Series 2013-4, Class A4, 1.280%, 05/15/19	55,017
	Carnow Auto Receivables Trust,
17,493	Series 2015-1A, Class A, 1.690%, 01/15/20 (e)	17,494
438,000	Series 2016-1A, Class A, 2.260%, 05/15/19 (e)	437,990
4,330	Centex Home Equity Loan Trust, Series 2004-D, Class AF4, SUB, 5.180%, 06/25/32	4,324
	Chrysler Capital Auto Receivables Trust,
232,000	Series 2016-AA, Class A3, 1.770%, 10/15/20 (e)	232,181
328,000	Series 2016-BA, Class A3, 1.640%, 07/15/21 (e)	325,314
	Citi Held For Asset Issuance,
13,550	Series 2015-PM1, Class A, 1.850%, 12/15/21 (e)	13,548
245,715	Series 2016-MF1, Class A, 4.480%, 08/15/22 (e)	248,654
356,000	Continental Credit Card, Series 2016-1A, Class A, 4.560%, 01/15/23 (e)	355,999
	CPS Auto Receivables Trust,
107,413	Series 2014-D, Class A, 1.490%, 04/15/19 (e)	107,443
84,812	Series 2015-B, Class A, 1.650%, 11/15/19 (e)	84,859

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
172,000	Series 2015-C, Class D, 4.630%, 08/16/21 (e)	172,002
155,785	Series 2016-A, Class A, 2.250%, 10/15/19 (e)	156,425
71,271	Series 2016-B, Class A, 2.070%, 11/15/19 (e)	71,514
250,000	Credit Acceptance Auto Loan Trust, Series 2015-2A, Class A, 2.400%, 02/15/23 (e)	250,842
87,361	CVS Pass-Through Trust, 5.926%, 01/10/34 (e)	99,657
5,535	CWABS Revolving Home Equity Loan Trust, Series 2004-K, Class 2A, VAR, 1.004%, 02/15/34	5,108
	CWABS, Inc. Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, VAR, 1.316%, 04/25/34	893
60,204	Series 2004-1, Class M1, VAR, 1.506%, 03/25/34	58,105
9,139	Series 2004-1, Class M2, VAR, 1.581%, 03/25/34	8,477
24,572	Delta Air Lines Pass-Through Trust, Series 2010-2, Class A, 4.950%, 05/23/19	25,752
	Drive Auto Receivables Trust,
60,956	Series 2015-BA, Class B, 2.120%, 06/17/19 (e)	61,021
132,000	Series 2015-DA, Class D, 4.590%, 01/17/23 (e)	135,489
195,000	Series 2016-AA, Class B, 3.170%, 05/15/20 (e)	196,712
243,000	Series 2016-AA, Class C, 3.910%, 05/17/21 (e)	246,975
80,000	Series 2016-BA, Class B, 2.560%, 06/15/20 (e)	80,466
220,000	Series 2016-CA, Class D, SUB, 4.180%, 03/15/24 (e)	218,214
	DT Auto Owner Trust,
125,628	Series 2016-1A, Class A, 2.000%, 09/16/19 (e)	125,773
237,000	Series 2016-1A, Class B, 2.790%, 05/15/20 (e)	238,402
100,279	Series 2016-2A, Class A, 1.730%, 08/15/19 (e)	100,362
217,580	Series 2016-3A, Class A, 1.750%, 11/15/19 (e)	217,802
185,000	Series 2016-3A, Class B, 2.650%, 07/15/20 (e)	185,890
66,000	Series 2016-4A, Class B, 2.020%, 08/17/20 (e)	65,740

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

113,300	Series 2016-4A, Class D, 3.770%, 10/17/22 (e)	111,346
263,000	Engs Commercial Finance Trust, Series 2016-1A, Class A2, 2.630%, 02/22/22 (e)	261,617
22,000	Entergy Arkansas, Inc., 3.500%, 04/01/26	22,388
	Exeter Automobile Receivables Trust,
3,399	Series 2014-3A, Class A, 1.320%, 01/15/19 (e)	3,397
39,893	Series 2015-2A, Class A, 1.540%, 11/15/19 (e)	39,900
94,582	Series 2016-1A, Class A, 2.350%, 07/15/20 (e)	94,915
135,000	Series 2016-1A, Class C, 5.520%, 10/15/21 (e)	139,273
96,892	Series 2016-2A, Class A, 2.210%, 07/15/20 (e)	97,132
454,166	Series 2016-3A, Class A, 1.840%, 11/16/20 (e)	453,512
82,000	Series 2016-3A, Class B, SUB, 2.840%, 08/16/21 (e)	81,647
	First Investors Auto Owner Trust,
55,907	Series 2015-2A, Class A1, 1.590%, 12/16/19 (e)	55,889
118,902	Series 2016-2A, Class A1, 1.530%, 11/16/20 (e)	118,755
256,304	FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.553%, 03/09/47 (e)	254,981
	Flagship Credit Auto Trust,
8,058	Series 2014-1, Class A, 1.210%, 04/15/19 (e)	8,056
39,603	Series 2014-2, Class A, 1.430%, 12/16/19 (e)	39,597
45,000	Series 2014-2, Class B, 2.840%, 11/16/20 (e)	45,168
22,000	Series 2014-2, Class C, 3.950%, 12/15/20 (e)	22,032
219,789	Series 2015-3, Class A, 2.380%, 10/15/20 (e)	220,638
126,000	Series 2015-3, Class B, 3.680%, 03/15/22 (e)	127,910
76,000	Series 2015-3, Class C, 4.650%, 03/15/22 (e)	76,790
246,532	Series 2016-1, Class A, 2.770%, 12/15/20 (e)	248,356
250,000	Series 2016-1, Class C, 6.220%, 06/15/22 (e)	263,623
327,000	Series 2016-4, Class A2, 1.960%, 02/15/21 (e)	324,796

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
249,000	Series 2016-4, Class C, SUB, 2.710%, 11/15/22 (e)	244,461
341,428	GCAT, Series 2015-2, Class A1, SUB, 3.750%, 07/25/20 (e)	341,677
	GO Financial Auto Securitization Trust,
71,375	Series 2015-2, Class A, 3.270%, 11/15/18 (e)	71,402
160,000	Series 2015-2, Class B, 4.800%, 08/17/20 (e)	162,747
60,881	Gold Key Resorts LLC, Series 2014-A, Class A, 3.220%, 03/17/31 (e)	60,466
	Green Tree Agency Advance Funding Trust I,
283,000	Series 2015-T2, Class DT2, 4.669%, 10/15/48 (e)	282,069
123,000	Series 2016-T1, Class AT1, 2.380%, 10/15/48 (e)	122,000
114,000	Series 2016-T1, Class BT1, 3.122%, 10/15/48 (e)	113,179
	GTP Acquisition Partners I LLC,
58,000	2.350%, 06/15/20 (e)	56,523
67,000	3.482%, 06/16/25 (e)	65,087
125,524	HERO Funding Trust, Series 2016-3A, Class A1, 3.080%, 09/20/42 (e)	123,719
28,211	Hyundai Auto Receivables Trust, Series 2013-A, Class A4, 0.750%, 09/17/18	28,202
241,018	LendingClub Issuance Trust, Series 2016-NP1, Class A, 3.750%, 06/15/22 (e)	242,213
171,000	Lendmark Funding Trust, Series 2016-A, Class A, 4.820%, 08/21/23 (e)	174,720
	Long Beach Mortgage Loan Trust,
70,079	Series 2003-4, Class M1, VAR, 1.776%, 08/25/33	66,806
124,022	Series 2004-1, Class M1, VAR, 1.506%, 02/25/34	119,646
10,009	Series 2004-1, Class M2, VAR, 1.581%, 02/25/34	9,494
8,293	Series 2006-WL2, Class 2A3, VAR, 0.956%, 01/25/36	8,198
193,543	Marlette Funding Trust, Series 2016-1A, Class A, 3.060%, 01/17/23 (e)	193,496
109,765	Mercedes-Benz Auto Receivables Trust, Series 2015-1, Class A2A, 0.820%, 06/15/18	109,731
331,662	Murray Hill Marketplace Trust, Series 2016-LC1, Class A, 4.190%, 11/25/22 (e)	333,252
	Nationstar HECM Loan Trust,
55,161	Series 2015-2A, Class A, 2.883%, 11/25/25 (e)	55,183

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

158,000	Series 2015-2A, Class M1, 4.115%, 11/25/25 (e)	158,050
140,000	Series 2016-1A, Class M1, 4.360%, 02/25/26 (e)	139,233
66,228	Series 2016-2A, Class A, 2.239%, 06/25/26 (e)	66,455
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 1.431%, 03/25/35	117,408
180,000	New Residential Advance Receivables Trust Advance, Series 2016-T2, Class AT2, 2.575%, 10/15/49 (e)	177,865
234,701	NRPL Trust, Series 2015-2A, Class A1, SUB, 3.750%, 10/25/57 (e)	230,078
100,000	NRZ Advance Receivables Trust Advance Receivables Backed, Series 2016-T1, Class AT1, 2.751%, 06/15/49 (e)	99,625
	Ocwen Master Advance Receivables Trust,
367,000	Series 2015-T3, Class AT3, 3.211%, 11/15/47 (e)	366,923
164,000	Series 2015-T3, Class BT3, 3.704%, 11/15/47 (e)	163,113
100,000	Series 2016-T1, Class AT1, 2.521%, 08/17/48 (e)	99,576
150,000	Series 2016-T1, Class CT1, 3.607%, 08/17/48 (e)	149,766
184,211	Series 2016-T1, Class DT1, 4.246%, 08/17/48 (e)	182,310
155,000	OnDeck Asset Securitization Trust II LLC, Series 2016-1A, Class A, 4.210%, 05/17/20 (e)	155,043
170,800	OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 2.040%, 01/15/21 (e)	171,083
	OneMain Financial Issuance Trust,
201,161	Series 2014-1A, Class A, 2.430%, 06/18/24 (e)	201,168
100,000	Series 2014-1A, Class B, 3.240%, 06/18/24 (e)	100,396
258,721	Series 2014-2A, Class A, 2.470%, 09/18/24 (e)	258,822
230,000	Series 2015-1A, Class A, 3.190%, 03/18/26 (e)	231,598
100,000	Series 2015-1A, Class B, 3.850%, 03/18/26 (e)	100,040
350,000	Series 2015-2A, Class A, 2.570%, 07/18/25 (e)	349,987
100,000	Series 2015-2A, Class B, 3.100%, 07/18/25 (e)	98,770
215,000	Series 2016-1A, Class A, 3.660%, 02/20/29 (e)	217,273

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
250,000	Oportun Funding II LLC, Series 2016-A, Class A, 4.700%, 03/08/21 (e)	254,687
	Oportun Funding IV LLC,
250,000	Series 2016-C, Class A, 3.280%, 11/08/21 (e)	248,241
250,000	Series 2016-C, Class B, 4.850%, 11/08/21 (e)	248,265
	Progress Residential Trust,
225,776	Series 2015-SFR2, Class A, 2.740%, 06/12/32 (e)	224,108
150,000	Series 2015-SFR2, Class B, 3.138%, 06/12/32 (e)	148,656
437,042	Series 2015-SFR3, Class A, 3.067%, 11/12/32 (e)	436,770
100,000	Series 2015-SFR3, Class D, 4.673%, 11/12/32 (e)	101,969
	Purchasing Power Funding LLC,
350,000	Series 2015-A, Class A2, 4.750%, 12/15/19 (e)	350,000
250,000	Series 2016-A, VAR, 5.500%, 02/27/19	250,000
5,693	RASC Trust, Series 2003-KS9, Class A2B, VAR, 1.396%, 11/25/33	4,721
590,000	Rice Park Financing Trust, Series 2016-A, Class A, SUB, 4.625%, 10/31/41 (e)	588,147
73,717	RMAT LLC, Series 2015-NPL1, Class A1, SUB, 3.750%, 05/25/55 (e)	73,214
	Santander Drive Auto Receivables Trust,
25,524	Series 2015-S1, Class R1, 1.930%, 09/17/19 (e)	25,511
4,233	Series 2015-S7, Class R1, 1.970%, 03/16/21 (e)	4,231
374,000	Series 2016-3, Class B, SUB, 1.890%, 06/15/21	371,834
35,610	Sierra Auto Receivables Securitization Trust, Series 2016-1A, Class A, 2.850%, 01/18/22 (e)	35,854
68,607	Skopos Auto Receivables Trust, Series 2015-2A, Class A, 3.550%, 02/15/20 (e)	68,797
142,247	SoFi Consumer Loan Program LLC, Series 2016-2, Class A, 3.090%, 10/27/25 (e)	142,103
216,494	SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.050%, 04/25/29 (e)	217,577
	Springleaf Funding Trust,
184,124	Series 2014-AA, Class A, 2.410%, 12/15/22 (e)	184,191
308,000	Series 2015-AA, Class A, 3.160%, 11/15/24 (e)	310,388

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

112,614	Spruce ABS Trust, Series 2016-E1, Class A, 4.320%, 06/15/28 (e)	110,520
400,000	SPS Servicer Advance Receivables Trust, Series 2016-T1, Class AT1, 2.530%, 11/16/48 (e)	398,929
214,000	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2015-T3, Class DT3, 4.430%, 07/15/47 (e)	214,125
500,000	TCF Auto Receivables Owner Trust, Series 2016-PT1A, Class A, 1.930%, 06/15/22 (e)	499,390
131,000	Tricon American Homes Trust, Series 2016-SFR1, Class A, 2.589%, 11/17/33 (e)	127,066
137,768	US Residential Opportunity Fund III Trust, Series 2016-1III, Class A, SUB, 3.475%, 07/27/36 (e)	137,184
306,841	VOLT L LLC, Series 2016-NP10, Class A1, SUB, 3.500%, 09/25/46 (e)	306,001
313,618	VOLT LI LLC, Series 2016-NP11, Class A1, SUB, 3.500%, 10/25/46 (e)	312,887
253,000	VOLT LIII LLC, Series 2016-NP13, Class A1, SUB, 3.875%, 12/26/46 (e)	253,000
138,400	VOLT XL LLC, Series 2015-NP14, Class A1, SUB, 4.375%, 11/27/45 (e)	139,455
80,511	VOLT XLV LLC, Series 2016-NPL5, Class A1, SUB, 4.000%, 05/25/46 (e)	80,655
474,831	VOLT XLVI LLC, Series 2016-NPL6, Class A1, SUB, 3.844%, 06/25/46 (e)	475,488
114,535	VOLT XLVII LLC, Series 2016-NPL7, Class A1, SUB, 3.750%, 06/25/46 (e)	114,582
285,026	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	285,564
131,668	VOLT XXXIX LLC, Series 2015-NP13, Class A1, SUB, 4.125%, 10/25/45 (e)	132,460
313,689	VOLT XXXV, Series 2016-NPL9, Class A1, SUB, 3.500%, 09/25/46 (e)	312,957
96,272	VOLT XXXV LLC, Series 2015-NPL9, Class A1, SUB, 3.500%, 06/26/45 (e)	96,076
	Westlake Automobile Receivables Trust,
100,000	Series 2015-3A, Class D, 4.400%, 05/17/21 (e)	101,099
1,297,000	Series 2016-2A, Class A2, 1.570%, 06/17/19 (e)	1,298,104
345,000	Series 2016-3A, Class C, SUB, 2.460%, 01/18/22 (e)	342,242

	Total Asset-Backed Securities (Cost $29,386,653)	29,350,693

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — 15.7%
89,784	Ajax Mortgage Loan Trust, Series 2015-B, Class A, SUB, 3.875%, 07/25/60 (e)	89,687
	Alternative Loan Trust,
1,441,181	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,432,396
395,227	Series 2005-20CB, Class 3A8, IF, IO, 3.994%, 07/25/35	43,017
569,940	Series 2005-22T1, Class A2, IF, IO, 4.314%, 06/25/35	80,351
543,073	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	524,002
245,548	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	227,522
246,748	Series 2005-J1, Class 1A4, IF, IO, 4.344%, 02/25/35	10,602
84,405	Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, SUB, 4.500%, 11/25/45 (e)	84,894
	Banc of America Alternative Loan Trust,
192,660	Series 2004-5, Class 3A3, PO, 06/25/34	165,947
14,062	Series 2004-6, Class 15PO, PO, 07/25/19	13,241
	Banc of America Funding Trust,
27,469	Series 2004-1, Class PO, PO, 03/25/34	21,792
177,952	Series 2005-6, Class 2A7, 5.500%, 10/25/35	169,569
26,087	Series 2005-7, Class 30PO, PO, 11/25/35	20,018
90,824	Series 2005-E, Class 4A1, VAR, 3.072%, 03/20/35	91,127
	Banc of America Mortgage Trust,
4,662	Series 2004-4, Class APO, PO, 05/25/34	3,914
94,248	Series 2004-5, Class 2A2, 5.500%, 06/25/34	95,285
70,437	Series 2004-J, Class 3A1, VAR, 3.658%, 11/25/34	69,265
7,165	BCAP LLC Trust, Series 2011-RR5, Class 11A3, VAR, 0.906%, 05/28/36 (e)	7,152
	Bear Stearns ARM Trust,
50,103	Series 2003-7, Class 3A, VAR, 2.938%, 10/25/33	49,160
64,970	Series 2005-5, Class A1, VAR, 2.580%, 08/25/35	65,292
210,803	Series 2006-1, Class A1, VAR, 2.910%, 02/25/36	209,098
	CHL Mortgage Pass-Through Trust,
43,042	Series 2004-7, Class 2A1, VAR, 2.951%, 06/25/34	42,057
25,606	Series 2004-HYB1, Class 2A, VAR, 3.051%, 05/20/34	24,287
41,248	Series 2004-HYB3, Class 2A, VAR, 2.793%, 06/20/34	39,212

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

22,861	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	23,151
3,275	Series 2004-J8, Class POA, PO, 11/25/19	3,258
92,067	Series 2005-16, Class A23, 5.500%, 09/25/35	86,497
205,342	Series 2005-22, Class 2A1, VAR, 3.155%, 11/25/35	168,373
	Citigroup Global Markets Mortgage Securities VII, Inc.,
35,938	Series 2003-HYB1, Class A, VAR, 3.240%, 09/25/33	35,639
414	Series 2003-UP2, Class PO1, PO, 12/25/18	360
12,630	Citigroup Mortgage Loan Trust, Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	12,625
	Citigroup Mortgage Loan Trust, Inc.,
3,387	Series 2003-UP3, Class A3, 7.000%, 09/25/33	3,438
5,794	Series 2003-UST1, Class A1, 5.500%, 12/25/18	5,802
2,132	Series 2003-UST1, Class PO1, PO, 12/25/18	2,091
836	Series 2003-UST1, Class PO3, PO, 12/25/18	811
74,948	Series 2005-1, Class 2A1A, VAR, 3.046%, 02/25/35	54,960
1,878	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	1,867
62,868	CSMC, Series 2010-11R, Class A6, VAR, 1.761%, 06/28/47 (e)	62,385
	FHLMC, Multifamily Structured Pass-Through Certificates,
229,000	Series K038, Class A2, 3.389%, 03/25/24	239,588
358,178	Series KF12, Class A, VAR, 1.456%, 09/25/22	358,870
55,000	Series KJ02, Class A2, 2.597%, 09/25/20	55,983
250,000	Series KPLB, Class A, 2.770%, 05/25/25	245,686
	FHLMC REMIC,
632	Series 22, Class C, 9.500%, 04/15/20	649
149	Series 47, Class F, 10.000%, 06/15/20	157
161	Series 99, Class Z, 9.500%, 01/15/21	173
335	Series 1065, Class J, 9.000%, 04/15/21	375
2,573	Series 1113, Class J, 8.500%, 06/15/21	2,617
1,816	Series 1250, Class J, 7.000%, 05/15/22	1,984
4,664	Series 1316, Class Z, 8.000%, 06/15/22	5,104
7,298	Series 1324, Class Z, 7.000%, 07/15/22	7,960

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
32,985	Series 1343, Class LA, 8.000%, 08/15/22	36,784
6,790	Series 1343, Class LB, 7.500%, 08/15/22	7,617
4,491	Series 1394, Class ID, IF, 9.566%, 10/15/22	5,337
3,995	Series 1395, Class G, 6.000%, 10/15/22	4,291
2,872	Series 1505, Class Q, 7.000%, 05/15/23	3,179
5,710	Series 1518, Class G, IF, 8.403%, 05/15/23	6,508
5,800	Series 1541, Class O, VAR, 1.670%, 07/15/23	5,751
170,198	Series 1577, Class PV, 6.500%, 09/15/23	186,350
103,823	Series 1584, Class L, 6.500%, 09/15/23	115,614
108,982	Series 1633, Class Z, 6.500%, 12/15/23	117,932
128,653	Series 1638, Class H, 6.500%, 12/15/23	145,189
2,387	Series 1671, Class QC, IF, 10.000%, 02/15/24	3,297
15,020	Series 1694, Class PK, 6.500%, 03/15/24	16,403
4,297	Series 1700, Class GA, PO, 02/15/24	4,094
14,845	Series 1798, Class F, 5.000%, 05/15/23	15,767
27,874	Series 1863, Class Z, 6.500%, 07/15/26	31,457
4,026	Series 1865, Class D, PO, 02/15/24	3,594
12,415	Series 1981, Class Z, 6.000%, 05/15/27	13,589
16,116	Series 1987, Class PE, 7.500%, 09/15/27	17,583
52,247	Series 1999, Class PU, 7.000%, 10/15/27	58,424
96,005	Series 2031, Class PG, 7.000%, 02/15/28	110,240
3,478	Series 2033, Class SN, HB, IF, 28.745%, 03/15/24	1,520
91,523	Series 2035, Class PC, 6.950%, 03/15/28	103,117
6,328	Series 2038, Class PN, IO, 7.000%, 03/15/28	1,274
17,982	Series 2054, Class PV, 7.500%, 05/15/28	20,357
111,484	Series 2057, Class PE, 6.750%, 05/15/28	123,548
22,187	Series 2064, Class TE, 7.000%, 06/15/28	24,867
20,320	Series 2075, Class PH, 6.500%, 08/15/28	22,254
66,951	Series 2095, Class PE, 6.000%, 11/15/28	76,153
4,199	Series 2132, Class SB, HB, IF, 27.206%, 03/15/29	7,067

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

3,431	Series 2134, Class PI, IO, 6.500%, 03/15/19	169
36,268	Series 2178, Class PB, 7.000%, 08/15/29	40,902
63,488	Series 2182, Class ZB, 8.000%, 09/15/29	71,964
751	Series 2204, Class GB, VAR, 8.000%, 12/20/29	751
10,847	Series 2247, Class Z, 7.500%, 08/15/30	12,358
159,700	Series 2259, Class ZC, 7.350%, 10/15/30	180,486
2,161	Series 2261, Class ZY, 7.500%, 10/15/30	2,450
20,160	Series 2283, Class K, 6.500%, 12/15/23	22,009
4,141	Series 2306, Class K, PO, 05/15/24	3,907
9,938	Series 2306, Class SE, IF, IO, 8.340%, 05/15/24	1,879
11,129	Series 2325, Class PM, 7.000%, 06/15/31	12,851
70,827	Series 2344, Class ZD, 6.500%, 08/15/31	81,836
11,347	Series 2344, Class ZJ, 6.500%, 08/15/31	12,698
6,330	Series 2345, Class NE, 6.500%, 08/15/31	7,203
40,582	Series 2359, Class ZB, 8.500%, 06/15/31	47,299
103,758	Series 2367, Class ME, 6.500%, 10/15/31	117,391
9,809	Series 2390, Class DO, PO, 12/15/31	8,992
16,591	Series 2410, Class OE, 6.375%, 02/15/32	17,953
17,932	Series 2410, Class QS, IF, 17.670%, 02/15/32	27,117
18,916	Series 2410, Class QX, IF, IO, 7.946%, 02/15/32	4,948
21,606	Series 2412, Class SP, IF, 14.692%, 02/15/32	27,662
41,534	Series 2423, Class MC, 7.000%, 03/15/32	47,033
66,904	Series 2423, Class MT, 7.000%, 03/15/32	75,859
131,712	Series 2435, Class CJ, 6.500%, 04/15/32	151,558
24,745	Series 2444, Class ES, IF, IO, 7.246%, 03/15/32	6,187
16,497	Series 2450, Class SW, IF, IO, 7.296%, 03/15/32	3,704
48,358	Series 2455, Class GK, 6.500%, 05/15/32	54,792

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
30,930	Series 2484, Class LZ, 6.500%, 07/15/32	35,471
111,065	Series 2500, Class MC, 6.000%, 09/15/32	125,802
986	Series 2503, Class BH, 5.500%, 09/15/17	996
15,862	Series 2527, Class BP, 5.000%, 11/15/17	16,019
39,070	Series 2535, Class BK, 5.500%, 12/15/22	41,799
1,227,193	Series 2543, Class YX, 6.000%, 12/15/32	1,360,391
96,347	Series 2544, Class HC, 6.000%, 12/15/32	109,494
523,348	Series 2574, Class PE, 5.500%, 02/15/33	585,873
183,917	Series 2575, Class ME, 6.000%, 02/15/33	198,863
137,392	Series 2578, Class PG, 5.000%, 02/15/18	139,515
14,463	Series 2586, Class WI, IO, 6.500%, 03/15/33	2,740
7,967	Series 2626, Class NS, IF, IO, 5.846%, 06/15/23	242
27,262	Series 2638, Class DS, IF, 7.896%, 07/15/23	29,772
74,666	Series 2647, Class A, 3.250%, 04/15/32	76,241
99,543	Series 2651, Class VZ, 4.500%, 07/15/18	101,091
156,362	Series 2656, Class BG, 5.000%, 10/15/32	158,300
260,000	Series 2764, Class UG, 5.000%, 03/15/34	289,479
107,180	Series 2827, Class DG, 4.500%, 07/15/19	109,915
528,589	Series 2949, Class GE, 5.500%, 03/15/35	585,093
1,277	Series 2989, Class PO, PO, 06/15/23	1,260
300,000	Series 3047, Class OD, 5.500%, 10/15/35	329,745
994,649	Series 3053, Class ZB, 6.000%, 10/15/35	1,167,455
103,200	Series 3085, Class VS, HB, IF, 25.904%, 12/15/35	171,694
33,431	Series 3117, Class EO, PO, 02/15/36	29,374
35,165	Series 3260, Class CS, IF, IO, 5.436%, 01/15/37	5,620
57,971	Series 3385, Class SN, IF, IO, 5.296%, 11/15/37	6,662

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

77,051	Series 3387, Class SA, IF, IO, 5.716%, 11/15/37	11,188
439,527	Series 3423, Class PB, 5.500%, 03/15/38	490,016
48,876	Series 3451, Class SA, IF, IO, 5.346%, 05/15/38	6,105
270,293	Series 3455, Class SE, IF, IO, 5.496%, 06/15/38	37,976
172,649	Series 3688, Class NI, IO, 5.000%, 04/15/32	10,424
49,289	Series 3759, Class HI, IO, 4.000%, 08/15/37	3,031
52,453	Series 3772, Class IO, IO, 3.500%, 09/15/24	958
407,000	Series 3786, Class PD, 4.500%, 01/15/41	452,870
	FHLMC STRIPS,
71,002	Series 233, Class 11, IO, 5.000%, 09/15/35	13,005
78,330	Series 239, Class S30, IF, IO, 6.996%, 08/15/36	15,501
351,160	Series 262, Class 35, 3.500%, 07/15/42	359,519
338,392	Series 299, Class 300, 3.000%, 01/15/43	336,202
83,469	FHLMC, Structured Pass-Through Certificates, Series T-54, Class 2A, 6.500%, 02/25/43	96,466
	FHLMC, Structured Pass-Through Securities,
12,588	Series T-41, Class 3A, VAR, 1.776%, 07/25/32	13,827
36,967	Series T-54, Class 3A, 7.000%, 02/25/43	42,681
169,176	Series T-56, Class APO, PO, 05/25/43	150,630
20,080	Series T-58, Class APO, PO, 09/25/43	16,780
196,000	FHLMC, Multifamily Structured Pass-Through Certificates, Series KJ09, Class A2, 2.838%, 09/25/22	198,226
70,891	FHLMC-GNMA, Series 8, Class ZA, 7.000%, 03/25/23	77,076
146,193	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	124,595
	First Horizon Mortgage Pass-Through Trust,
122,164	Series 2004-AR7, Class 2A2, VAR, 2.817%, 02/25/35	121,351
75,503	Series 2005-AR1, Class 2A2, VAR, 2.922%, 04/25/35	75,276
	FNMA REMIC,
372	Series 1988-16, Class B, 9.500%, 06/25/18	380

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
1,389	Series 1989-83, Class H, 8.500%, 11/25/19	1,483
343	Series 1990-1, Class D, 8.800%, 01/25/20	365
1,795	Series 1990-10, Class L, 8.500%, 02/25/20	1,921
217	Series 1990-93, Class G, 5.500%, 08/25/20	227
7	Series 1990-140, Class K, HB, 652.145%, 12/25/20	76
456	Series 1990-143, Class J, 8.750%, 12/25/20	498
11,086	Series 1992-101, Class J, 7.500%, 06/25/22	12,158
3,160	Series 1992-143, Class MA, 5.500%, 09/25/22	3,335
928,583	Series 1993-84, Class M, 7.500%, 06/25/23	1,039,977
15,085	Series 1993-146, Class E, PO, 05/25/23	14,496
36,921	Series 1993-155, Class PJ, 7.000%, 09/25/23	41,141
1,160	Series 1993-165, Class SD, IF, 13.588%, 09/25/23	1,433
5,783	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	6,532
49,391	Series 1993-203, Class PL, 6.500%, 10/25/23	55,886
5,112	Series 1993-205, Class H, PO, 09/25/23	4,857
178,296	Series 1993-223, Class PZ, 6.500%, 12/25/23	193,599
51,735	Series 1993-225, Class UB, 6.500%, 12/25/23	57,173
1,504	Series 1993-230, Class FA, VAR, 1.356%, 12/25/23	1,507
116,576	Series 1994-37, Class L, 6.500%, 03/25/24	127,992
1,010,612	Series 1994-72, Class K, 6.000%, 04/25/24	1,143,561
11,952	Series 1995-2, Class Z, 8.500%, 01/25/25	13,661
59,175	Series 1995-19, Class Z, 6.500%, 11/25/23	66,956
2,001	Series 1996-59, Class J, 6.500%, 08/25/22	2,129
62,465	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	2,027
12,294	Series 1997-39, Class PD, 7.500%, 05/20/27	14,291
20,841	Series 1997-46, Class PL, 6.000%, 07/18/27	22,977

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

49,633	Series 1997-61, Class ZC, 7.000%, 02/25/23	54,890
8,091	Series 1998-36, Class ZB, 6.000%, 07/18/28	9,152
17,321	Series 1998-43, Class SA, IF, IO, 17.283%, 04/25/23	5,832
25,274	Series 1998-46, Class GZ, 6.500%, 08/18/28	28,597
48,765	Series 1998-58, Class PC, 6.500%, 10/25/28	53,822
113,380	Series 1999-39, Class JH, IO, 6.500%, 08/25/29	12,888
3,926	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	896
33,750	Series 2001-4, Class PC, 7.000%, 03/25/21	35,885
39,310	Series 2001-30, Class PM, 7.000%, 07/25/31	44,176
136,120	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	31,154
58,188	Series 2001-36, Class DE, 7.000%, 08/25/31	66,671
6,008	Series 2001-44, Class PD, 7.000%, 09/25/31	6,688
97,273	Series 2001-61, Class Z, 7.000%, 11/25/31	108,306
12,268	Series 2002-1, Class HC, 6.500%, 02/25/22	13,442
3,959	Series 2002-1, Class SA, HB, IF, 22.730%, 02/25/32	6,449
121	Series 2002-2, Class UC, 6.000%, 02/25/17	121
124,282	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	6,730
98,907	Series 2002-15, Class PO, PO, 04/25/32	90,174
44,896	Series 2002-28, Class PK, 6.500%, 05/25/32	49,494
17,016	Series 2002-62, Class ZE, 5.500%, 11/25/17	17,218
90,302	Series 2002-68, Class SH, IF, IO, 7.264%, 10/18/32	20,820
8,827	Series 2002-77, Class S, IF, 13.097%, 12/25/32	10,703
1,011	Series 2002-94, Class BK, 5.500%, 01/25/18	1,012
186,654	Series 2003-7, Class A1, 6.500%, 12/25/42	213,091
218,392	Series 2003-22, Class UD, 4.000%, 04/25/33	229,211

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
47,421	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	11,788
34,574	Series 2003-47, Class PE, 5.750%, 06/25/33	38,847
7,605	Series 2003-64, Class SX, IF, 11.821%, 07/25/33	9,393
6,661	Series 2003-66, Class PA, 3.500%, 02/25/33	6,799
34,988	Series 2003-71, Class DS, IF, 6.438%, 08/25/33	36,541
7,784	Series 2003-80, Class SY, IF, IO, 6.894%, 06/25/23	118
31,405	Series 2003-81, Class MC, 5.000%, 12/25/32	31,452
56,771	Series 2003-82, Class VB, 5.500%, 08/25/33	56,978
13,014	Series 2003-91, Class SD, IF, 11.240%, 09/25/33	15,481
125,308	Series 2003-116, Class SB, IF, IO, 6.844%, 11/25/33	25,404
636,755	Series 2003-128, Class DY, 4.500%, 01/25/24	672,744
5,398	Series 2003-130, Class SX, IF, 10.386%, 01/25/34	6,371
171,666	Series 2003-131, Class CH, 5.500%, 01/25/34	191,518
15,724	Series 2003-132, Class OA, PO, 08/25/33	14,738
56,992	Series 2004-4, Class QM, IF, 12.688%, 06/25/33	64,874
23,888	Series 2004-10, Class SC, HB, IF, 25.576%, 02/25/34	27,813
197,657	Series 2004-35, Class AZ, 4.500%, 05/25/34	212,744
89,326	Series 2004-36, Class SA, IF, 17.446%, 05/25/34	120,355
52,288	Series 2004-46, Class SK, IF, 14.421%, 05/25/34	64,529
8,032	Series 2004-51, Class SY, IF, 12.728%, 07/25/34	10,426
47,294	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	55,230
14,588	Series 2004-76, Class CL, 4.000%, 10/25/19	14,815
435,753	Series 2004-79, Class ZE, 5.500%, 11/25/34	493,707
687,847	Series 2004-91, Class HC, 6.000%, 12/25/34	818,029
137,024	Series 2005-45, Class DC, HB, IF, 21.538%, 06/25/35	199,248

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

7,300	Series 2005-52, Class PA, 6.500%, 06/25/35	7,546
182,916	Series 2005-68, Class BC, 5.250%, 06/25/35	192,212
122,326	Series 2005-84, Class XM, 5.750%, 10/25/35	130,903
154,753	Series 2005-110, Class MN, 5.500%, 06/25/35	160,073
54,099	Series 2006-22, Class AO, PO, 04/25/36	47,105
17,971	Series 2006-46, Class SW, HB, IF, 21.427%, 06/25/36	24,024
15,688	Series 2006-59, Class QO, PO, 01/25/33	15,451
49,790	Series 2006-110, Class PO, PO, 11/25/36	45,445
94,508	Series 2006-117, Class GS, IF, IO, 5.894%, 12/25/36	9,117
42,337	Series 2007-7, Class SG, IF, IO, 5.744%, 08/25/36	11,990
132,091	Series 2007-53, Class SH, IF, IO, 5.344%, 06/25/37	21,372
145,079	Series 2007-88, Class VI, IF, IO, 5.784%, 09/25/37	25,649
116,345	Series 2007-100, Class SM, IF, IO, 5.694%, 10/25/37	19,893
111,480	Series 2008-1, Class BI, IF, IO, 5.154%, 02/25/38	16,874
23,742	Series 2008-16, Class IS, IF, IO, 5.444%, 03/25/38	3,743
113,537	Series 2008-46, Class HI, IO, VAR, 1.825%, 06/25/38	7,337
40,048	Series 2008-53, Class CI, IF, IO, 6.444%, 07/25/38	6,441
89,445	Series 2009-112, Class ST, IF, IO, 5.494%, 01/25/40	13,345
45,378	Series 2010-35, Class SB, IF, IO, 5.664%, 04/25/40	5,787
276,619	Series 2010-80, Class PZ, 5.000%, 07/25/40	318,984
580,000	Series 2010-102, Class PN, 5.000%, 09/25/40	651,242
301,466	Series 2013-128, Class PO, PO, 12/25/43	242,694
238,982	Series 2016-38, Class NA, 3.000%, 01/25/46	241,584
1,128	Series G92-42, Class Z, 7.000%, 07/25/22	1,217
1,279	Series G92-44, Class ZQ, 8.000%, 07/25/22	1,322
9,804	Series G92-54, Class ZQ, 7.500%, 09/25/22	10,586

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
732	Series G92-59, Class F, VAR, 1.298%, 10/25/22	742
2,262	Series G92-61, Class Z, 7.000%, 10/25/22	2,492
5,428	Series G92-66, Class KA, 6.000%, 12/25/22	5,829
25,674	Series G92-66, Class KB, 7.000%, 12/25/22	28,114
6,822	Series G93-1, Class KA, 7.900%, 01/25/23	7,639
7,156	Series G93-17, Class SI, IF, 6.000%, 04/25/23	8,011
	FNMA REMIC Trust,
32,048	Series 1999-W1, Class PO, PO, 02/25/29	29,318
131,584	Series 1999-W4, Class A9, 6.250%, 02/25/29	143,475
327,483	Series 2002-W7, Class A4, 6.000%, 06/25/29	372,640
264,940	Series 2003-W1, Class 1A1, VAR, 5.591%, 12/25/42	289,276
37,691	Series 2003-W1, Class 2A, VAR, 6.211%, 12/25/42	42,166
	FNMA STRIPS,
7,381	Series 329, Class 1, PO, 01/25/33	6,395
31,359	Series 365, Class 8, IO, 5.500%, 05/25/36	6,869
27,648	FNMA Trust, Series 2004-W2, Class 2A2, 7.000%, 02/25/44	31,912
	FREMF Mortgage Trust,
500,000	Series 2015-K45, Class B, VAR, 3.591%, 04/25/48 (e)	483,446
180,000	Series 2016-K59, Class B, VAR, 3.575%, 11/25/49 (e)	161,521
110,000	Series 2016-K722, Class B, VAR, 3.835%, 07/25/49 (e)	108,283
	GMACM Mortgage Loan Trust,
74,321	Series 2003-AR1, Class A4, VAR, 3.624%, 10/19/33	73,542
59,231	Series 2004-J5, Class A7, 6.500%, 01/25/35	61,164
324,317	Series 2005-AR3, Class 3A4, VAR, 3.425%, 06/19/35	318,884
	GNMA,
90,874	Series 1994-7, Class PQ, 6.500%, 10/16/24	102,637
92,597	Series 2000-21, Class Z, 9.000%, 03/16/30	111,335
1,250	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	184

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

218,081	Series 2000-36, Class PB, 7.500%, 11/16/30	256,872
671,250	Series 2001-10, Class PE, 6.500%, 03/16/31	763,036
97,079	Series 2001-22, Class PS, IF, 19.094%, 03/17/31	151,126
53,467	Series 2001-36, Class S, IF, IO, 7.343%, 08/16/31	16,138
7,700	Series 2002-24, Class SB, IF, 10.864%, 04/16/32	9,498
3,676	Series 2003-24, Class PO, PO, 03/16/33	3,324
26,116	Series 2004-28, Class S, IF, 17.718%, 04/16/34	37,630
500,000	Series 2006-38, Class OH, 6.500%, 08/20/36	601,204
118,977	Series 2007-45, Class QA, IF, IO, 5.901%, 07/20/37	19,053
92,078	Series 2007-76, Class SA, IF, IO, 5.791%, 11/20/37	15,512
88,451	Series 2008-2, Class MS, IF, IO, 6.453%, 01/16/38	17,545
59,598	Series 2008-55, Class SA, IF, IO, 5.461%, 06/20/38	9,423
36,672	Series 2009-6, Class SA, IF, IO, 5.393%, 02/16/39	5,036
123,969	Series 2009-6, Class SH, IF, IO, 5.301%, 02/20/39	17,232
91,544	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	21,667
66,467	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	16,892
182,224	Series 2009-22, Class SA, IF, IO, 5.531%, 04/20/39	23,829
157,297	Series 2009-31, Class TS, IF, IO, 5.561%, 03/20/39	17,255
155,290	Series 2009-64, Class SN, IF, IO, 5.393%, 07/16/39	16,244
75,008	Series 2009-79, Class OK, PO, 11/16/37	68,512
56,881	Series 2009-102, Class SM, IF, IO, 5.693%, 06/16/39	4,099
307,898	Series 2009-106, Class ST, IF, IO, 5.261%, 02/20/38	51,224
103,567	Series 2010-130, Class CP, 7.000%, 10/16/40	119,759
193,240	Series 2011-75, Class SM, IF, IO, 5.861%, 05/20/41	38,601
693,752	Series 2011-H19, Class FA, VAR, 1.000%, 08/20/61	688,945
687,264	Series 2012-H23, Class SA, VAR, 1.060%, 10/20/62	684,003

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
730,737	Series 2013-H08, Class FC, VAR, 0.980%, 02/20/63	725,599
457,397	Series 2013-H09, Class HA, 1.650%, 04/20/63	451,713
362,538	Series 2014-H17, Class FC, VAR, 1.030%, 07/20/64	360,075
532,445	Series 2015-137, Class WA, VAR, 5.480%, 01/20/38	594,471
836,721	Series 2015-H16, Class FG, VAR, 0.970%, 07/20/65	828,839
954,745	Series 2015-H30, Class FE, VAR, 1.130%, 11/20/65	952,881
230,058	Series 2016-H11, Class FD, VAR, 1.630%, 05/20/66	230,629
175,000	Series 2016-H26, Class FC, VAR, 1.600%, 12/20/66	176,148
	GSR Mortgage Loan Trust,
60,209	Series 2004-6F, Class 1A2, 5.000%, 05/25/34	60,869
184,380	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	195,412
92,262	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	94,427
46,967	Impac Secured Assets Trust, Series 2006-1, Class 2A1, VAR, 1.106%, 05/25/36	42,211
64,314	JP Morgan Mortgage Trust, Series 2006-A2, Class 5A3, VAR, 3.137%, 11/25/33	65,207
40,630	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 3.034%, 04/21/34	41,601
	MASTR Alternative Loan Trust,
71,090	Series 2003-9, Class 8A1, 6.000%, 01/25/34	73,372
120,595	Series 2004-4, Class 10A1, 5.000%, 05/25/24	125,293
136,533	Series 2004-6, Class 7A1, 6.000%, 07/25/34	133,869
15,726	Series 2004-7, Class 30PO, PO, 08/25/34	12,379
36,162	Series 2004-8, Class 6A1, 5.500%, 09/25/19	36,749
32,362	Series 2004-10, Class 1A1, 4.500%, 09/25/19	32,490
	MASTR Asset Securitization Trust,
167,125	Series 2003-11, Class 9A6, 5.250%, 12/25/33	168,809
2,824	Series 2003-12, Class 15PO, PO, 12/25/18	2,812
7,824	Series 2004-6, Class 15PO, PO, 07/25/19	7,588
5,819	Series 2004-8, Class PO, PO, 08/25/19	5,546

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

18,560	Series 2004-10, Class 15PO, PO, 10/25/19	17,923
35,200	Mastr Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	27,941
39,253	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 1.396%, 02/25/35	37,771
39,551	NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	39,625
288,908	PHH Alternative Mortgage Trust, Series 2007-2, Class 2X, IO, 6.000%, 05/25/37	71,328
	RALI Trust,
2,799	Series 2002-QS8, Class A5, 6.250%, 06/25/17	2,794
2,020	Series 2003-QS3, Class A2, IF, 14.837%, 02/25/18	2,104
17,196	Series 2003-QS9, Class A3, IF, IO, 6.794%, 05/25/18	651
30,338	Series 2003-QS14, Class A1, 5.000%, 07/25/18	30,417
8,943	Series 2003-QS18, Class A1, 5.000%, 09/25/18	8,988
2,714	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.750%, 02/25/19	2,746
79,704	RFMSI Trust, Series 2005-SA4, Class 1A1, VAR, 3.242%, 09/25/35	65,972
4,170	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	4,208
	Springleaf Mortgage Loan Trust,
70,766	Series 2013-2A, Class A, VAR, 1.780%, 12/25/65 (e)	70,499
125,000	Series 2013-2A, Class M1, VAR, 3.520%, 12/25/65 (e)	125,384
75,201	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-33H, Class 1A1, 5.500%, 10/25/33	76,678
	Vendee Mortgage Trust,
40,250	Series 1994-1, Class 1, VAR, 5.508%, 02/15/24	43,163
563,872	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	620,619
100,244	Series 1996-1, Class 1Z, 6.750%, 02/15/26	113,284
52,788	Series 1996-2, Class 1Z, 6.750%, 06/15/26	59,290
195,028	Series 1997-1, Class 2Z, 7.500%, 02/15/27	223,509

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
52,235	Series 1998-1, Class 2E, 7.000%, 03/15/28	60,906
	WaMu Mortgage Pass-Through Certificates Trust,
13,630	Series 2003-AR8, Class A, VAR, 2.692%, 08/25/33	13,759
61,423	Series 2003-AR9, Class 1A6, VAR, 2.783%, 09/25/33	61,806
830	Series 2003-S4, Class 3A, 5.500%, 06/25/33	830
21,969	Series 2004-AR3, Class A2, VAR, 2.800%, 06/25/34	22,036
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
940,983	Series 2005-2, Class 1A4, IF, IO, 4.294%, 04/25/35	131,336
302,964	Series 2005-2, Class 2A3, IF, IO, 4.244%, 04/25/35	39,316
261,813	Series 2005-3, Class CX, IO, 5.500%, 05/25/35	52,369
238,371	Series 2005-4, Class CB7, 5.500%, 06/25/35	219,662
9,528	Series 2005-4, Class DP, PO, 06/25/20	8,863
74,969	Series 2005-6, Class 2A4, 5.500%, 08/25/35	68,823
	Wells Fargo Mortgage-Backed Securities Trust,
16,887	Series 2003-K, Class 1A1, VAR, 2.902%, 11/25/33	16,911
33,773	Series 2003-K, Class 1A2, VAR, 2.902%, 11/25/33	33,976
40,171	Series 2004-EE, Class 3A1, VAR, 3.209%, 12/25/34	41,420
103,924	Series 2004-P, Class 2A1, VAR, 2.995%, 09/25/34	106,984
182,805	Series 2005-AR3, Class 1A1, VAR, 3.079%, 03/25/35	186,405
55,577	Series 2005-AR8, Class 2A1, VAR, 3.075%, 06/25/35	56,566
47,692	Series 2005-AR16, Class 2A1, VAR, 3.040%, 02/25/34	48,395

	Total Collateralized Mortgage Obligations (Cost $37,849,150)	39,306,731

Commercial Mortgage-Backed Securities — 2.2%
	A10 Securitization LLC,
2,794	Series 2013-1, Class A, 2.400%, 11/15/25 (e)	2,794
76,272	Series 2015-1, Class A1, 2.100%, 04/15/34 (e)	76,004

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

54,954	A10 Term Asset Financing LLC, Series 2013-2, Class A, 2.620%, 11/15/27 (e)	54,726
18,137	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 07/10/43	18,151
100,000	BB-UBS Trust, Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	101,053
3,383,887	CD Commercial Mortgage Trust, Series 2007-CD4, Class XC, IO, VAR, 0.360%, 12/11/49 (e)	821
88,166	Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class A, 2.110%, 01/12/30 (e)	88,321
	Commercial Mortgage Trust,
125,000	Series 2013-SFS, Class A2, VAR, 2.987%, 04/12/35 (e)	124,462
200,000	Series 2014-CR19, Class A5, 3.796%, 08/10/47	209,251
156,000	Series 2015-CR25, Class A4, 3.759%, 08/10/48	162,534
100,000	CSMC OA LLC, Series 2014-USA, Class D, SUB, 4.373%, 09/15/37 (e)	91,962
	FNMA - ACES,
1,000,000	Series 2014-M3, Class A2, VAR, 3.472%, 01/25/24	1,042,269
1,000,000	Series 2015-M3, Class A2, 2.723%, 10/25/24	989,582
389,000	Series 2015-M10, Class A2, VAR, 3.092%, 04/25/27	389,174
456,024	Series 2015-M17, Class FA, VAR, 1.702%, 11/25/22	457,832
500,000	Series 2016-M2, Class AV2, 2.152%, 01/25/23	489,723
122,000	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	122,517
490,763	Morgan Stanley Capital I Trust, Series 2006-IQ12, Class X1, IO, VAR, 0.458%, 12/15/43 (e)	9
166,803	PFP Ltd., (Cayman Islands), Series 2015-2, Class A, VAR, 2.157%, 07/14/34 (e)	166,640
250,000	RAIT Trust, Series 2015-FL5, Class B, VAR, 4.604%, 01/15/31 (e)	250,633
76,475	Resource Capital Corp. Ltd., (Cayman Islands), Series 2015-CRE4, Class A, VAR, 2.104%, 08/15/32 (e)	76,022
116,000	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	118,360
104,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.525%, 05/10/63	108,694

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
200,000	VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	209,743
110,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	117,893

	Total Commercial Mortgage-Backed Securities (Cost $5,434,659)	5,469,170

Corporate Bonds — 23.7%
	Consumer Discretionary — 1.6%
	Automobiles — 0.4%
45,000	BMW US Capital LLC, (Germany), 2.250%, 09/15/23 (e)	43,078
	Daimler Finance North America LLC, (Germany),
150,000	1.750%, 10/30/19 (e)	148,009
150,000	1.875%, 01/11/18 (e)	150,188
	Ford Motor Co.,
46,000	4.346%, 12/08/26	46,416
170,000	7.450%, 07/16/31	212,988
	General Motors Co.,
20,000	4.875%, 10/02/23	20,944
100,000	6.600%, 04/01/36	114,141
	Hyundai Capital America,
34,000	2.000%, 07/01/19 (e)	33,657
65,000	2.400%, 10/30/18 (e)	65,163
29,000	Nissan Motor Acceptance Corp., (Japan), 1.900%, 09/14/21 (e)	27,957

		862,541

	Diversified Consumer Services — 0.0% (g)
86,000	President and Fellows of Harvard College, 3.300%, 07/15/56	75,437

	Hotels, Restaurants & Leisure — 0.0% (g)
60,000	McDonald’s Corp., 4.700%, 12/09/35	63,377
28,000	Starbucks Corp., 2.700%, 06/15/22	28,116

		91,493

	Internet & Direct Marketing Retail — 0.1%
	Amazon.com, Inc.,
66,000	3.800%, 12/05/24	69,271
65,000	4.800%, 12/05/34	71,436

		140,707

	Media — 0.9%
	21st Century Fox America, Inc.,
50,000	6.650%, 11/15/37	61,434
50,000	7.250%, 05/18/18	53,591
150,000	7.300%, 04/30/28	188,188

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — continued
	CBS Corp.,
99,000	3.700%, 08/15/24	99,607
42,000	4.000%, 01/15/26	42,659
94,000	Charter Communications Operating LLC, 4.464%, 07/23/22	98,133
75,000	Comcast Cable Holdings LLC, 10.125%, 04/15/22	97,730
	Comcast Corp.,
39,000	4.200%, 08/15/34	39,777
87,000	4.250%, 01/15/33	90,407
130,000	6.450%, 03/15/37	167,591
30,000	6.500%, 01/15/17	30,042
35,000	6.500%, 11/15/35	44,755
	Cox Communications, Inc.,
67,000	3.350%, 09/15/26 (e)	63,886
20,000	8.375%, 03/01/39 (e)	24,907
	Discovery Communications LLC,
78,000	4.375%, 06/15/21	82,173
30,000	4.950%, 05/15/42	27,622
100,000	Historic TW, Inc., 9.150%, 02/01/23	128,111
75,000	NBCUniversal Media LLC, 5.950%, 04/01/41	92,247
	Time Warner Cable LLC,
50,000	6.550%, 05/01/37	56,520
50,000	6.750%, 07/01/18	53,373
50,000	7.300%, 07/01/38	61,417
175,000	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	229,005
	Time Warner, Inc.,
200,000	3.550%, 06/01/24	198,140
35,000	4.750%, 03/29/21	37,464
75,000	6.200%, 03/15/40	86,436
7,000	6.250%, 03/29/41	8,200
	Viacom, Inc.,
15,000	2.750%, 12/15/19	14,973
22,000	3.250%, 03/15/23	20,901
43,000	3.875%, 04/01/24	41,685
20,000	4.500%, 02/27/42	16,551
16,000	4.850%, 12/15/34	14,243
	Walt Disney Co. (The),
31,000	1.850%, 07/30/26	27,892
14,000	3.000%, 07/30/46	11,879

		2,311,539

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Multiline Retail — 0.1%
	Macy’s Retail Holdings, Inc.,
18,000	4.375%, 09/01/23	18,489
17,000	4.500%, 12/15/34	15,175
9,000	5.125%, 01/15/42	8,302
100,000	6.375%, 03/15/37	105,502
9,000	6.700%, 07/15/34	9,795
30,000	6.900%, 04/01/29	33,921

		191,184

	Specialty Retail — 0.1%
28,000	Gap, Inc. (The), 5.950%, 04/12/21	29,442
	Home Depot, Inc. (The),
21,000	2.125%, 09/15/26	19,340
37,000	3.000%, 04/01/26	36,875
13,000	3.500%, 09/15/56	11,351
34,000	4.200%, 04/01/43	34,963
	Lowe’s Cos., Inc.,
75,000	Series B, 7.110%, 05/15/37	100,929
72,000	3.375%, 09/15/25	73,136

		306,036

	Total Consumer Discretionary	3,978,937

	Consumer Staples — 1.1%
	Beverages — 0.4%
	Anheuser-Busch InBev Finance, Inc., (Belgium),
23,000	1.900%, 02/01/19	23,028
234,000	3.300%, 02/01/23	237,905
241,000	4.700%, 02/01/36	253,417
100,000	Anheuser-Busch InBev Worldwide, Inc., (Belgium), 6.375%, 01/15/40	124,502
38,000	Brown-Forman Corp., 4.500%, 07/15/45	39,644
95,000	Diageo Capital plc, (United Kingdom), 5.750%, 10/23/17	98,221
53,000	Molson Coors Brewing Co., 3.000%, 07/15/26	50,027
	PepsiCo, Inc.,
70,000	3.450%, 10/06/46	63,628
107,000	4.450%, 04/14/46	113,729

		1,004,101

	Food & Staples Retailing — 0.4%
200,000	CK Hutchison International 16 Ltd., (Hong Kong), 1.875%, 10/03/21 (e)	191,075
21,000	Costco Wholesale Corp., 2.250%, 02/15/22	20,793
	CVS Health Corp.,
102,000	2.125%, 06/01/21	100,215

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
62,000	2.875%, 06/01/26	59,009
116,000	4.000%, 12/05/23	122,092
16,000	5.300%, 12/05/43	18,096
	Kroger Co. (The),
67,000	4.000%, 02/01/24	69,839
18,000	5.400%, 07/15/40	19,946
100,000	7.500%, 04/01/31	134,416
50,000	Walgreen Co., 4.400%, 09/15/42	48,181
	Walgreens Boots Alliance, Inc.,
69,000	3.100%, 06/01/23	68,468
47,000	3.800%, 11/18/24	47,778
23,000	4.500%, 11/18/34	23,110
70,000	Wal-Mart Stores, Inc., 6.500%, 08/15/37	94,715

		1,017,733

	Food Products — 0.3%
	Bunge Ltd. Finance Corp.,
28,000	3.250%, 08/15/26	26,847
55,000	8.500%, 06/15/19	62,986
27,000	Bunge NA Finance LP, 5.900%, 04/01/17	27,232
13,000	Kellogg Co., 1.750%, 05/17/17	13,030
	Kraft Heinz Foods Co.,
35,000	3.500%, 06/06/22	35,573
31,000	5.375%, 02/10/20	33,556
122,000	6.125%, 08/23/18	130,027
133,000	6.875%, 01/26/39	166,836
27,000	Mead Johnson Nutrition Co., 4.125%, 11/15/25	27,568
	Tyson Foods, Inc.,
49,000	3.950%, 08/15/24	49,863
100,000	4.875%, 08/15/34	101,758

		675,276

	Household Products — 0.0% (g)
45,837	Procter & Gamble - ESOP, Series A, 9.360%, 01/01/21	52,993

	Total Consumer Staples	2,750,103

	Energy — 2.6%
	Energy Equipment & Services — 0.1%
21,000	Diamond Offshore Drilling, Inc., 4.875%, 11/01/43	14,917
	Halliburton Co.,
54,000	3.500%, 08/01/23	54,776
77,000	4.850%, 11/15/35	81,083
60,000	6.700%, 09/15/38	74,651

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Energy Equipment & Services — continued
	Nabors Industries, Inc.,
15,000	4.625%, 09/15/21	15,248
15,000	5.000%, 09/15/20	15,412

		256,087

	Oil, Gas & Consumable Fuels — 2.5%
50,000	Apache Corp., 6.900%, 09/15/18	54,125
	Boardwalk Pipelines LP,
118,000	4.950%, 12/15/24	121,018
16,000	5.950%, 06/01/26	17,357
	BP Capital Markets plc, (United Kingdom),
121,000	2.750%, 05/10/23	118,666
35,000	3.017%, 01/16/27	33,759
15,000	3.506%, 03/17/25	15,124
140,000	3.723%, 11/28/28	142,007
150,000	3.814%, 02/10/24	155,653
	Buckeye Partners LP,
32,000	3.950%, 12/01/26	31,172
30,000	4.350%, 10/15/24	30,580
15,000	4.875%, 02/01/21	15,914
100,000	5.850%, 11/15/43	102,929
	Canadian Natural Resources Ltd., (Canada),
65,000	3.900%, 02/01/25	65,189
50,000	5.850%, 02/01/35	53,142
100,000	5.900%, 02/01/18	104,084
	Cenovus Energy, Inc., (Canada),
13,000	3.000%, 08/15/22	12,554
23,000	4.450%, 09/15/42	19,882
8,000	6.750%, 11/15/39	8,906
	Chevron Corp.,
150,000	2.100%, 05/16/21	148,582
20,000	2.355%, 12/05/22	19,604
200,000	2.566%, 05/16/23	196,957
200,000	CNOOC Nexen Finance 2014 ULC, (China), 4.250%, 04/30/24	204,619
	ConocoPhillips Co.,
43,000	3.350%, 11/15/24	42,699
145,000	4.200%, 03/15/21	153,897
	Devon Energy Corp.,
47,000	3.250%, 05/15/22	46,653
21,000	4.750%, 05/15/42	19,803
	Ecopetrol SA, (Colombia),
33,000	4.125%, 01/16/25	31,103
39,000	5.375%, 06/26/26	38,951
28,000	5.875%, 09/18/23	29,750

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
75,000	Enbridge, Inc., (Canada), 5.500%, 12/01/46	80,461
	Energy Transfer Partners LP,
27,000	3.600%, 02/01/23	26,529
45,000	4.050%, 03/15/25	44,490
17,000	6.500%, 02/01/42	18,337
	EnLink Midstream Partners LP,
22,000	4.150%, 06/01/25	21,327
65,000	5.050%, 04/01/45	58,822
	Enterprise Products Operating LLC,
86,000	Series D, 6.875%, 03/01/33	104,964
38,000	3.700%, 02/15/26	38,086
25,000	3.750%, 02/15/25	25,370
25,000	3.900%, 02/15/24	25,756
6,000	4.950%, 10/15/54	5,803
16,000	5.100%, 02/15/45	16,843
170,000	7.550%, 04/15/38	219,348
15,000	EOG Resources, Inc., 2.625%, 03/15/23	14,526
61,000	Exxon Mobil Corp., 3.043%, 03/01/26	60,829
55,000	Gulf South Pipeline Co. LP, 4.000%, 06/15/22	55,658
100,000	Hess Corp., 7.300%, 08/15/31	116,272
120,000	Kerr-McGee Corp., 7.875%, 09/15/31	153,398
	Magellan Midstream Partners LP,
14,000	3.200%, 03/15/25	13,594
27,000	4.250%, 09/15/46	25,317
76,000	5.150%, 10/15/43	78,848
70,000	6.400%, 05/01/37	82,817
150,000	Marathon Oil Corp., 6.000%, 10/01/17	154,474
29,000	Marathon Petroleum Corp., 3.625%, 09/15/24	28,606
100,000	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	104,250
	Noble Energy, Inc.,
14,000	5.050%, 11/15/44	14,016
15,000	5.625%, 05/01/21	15,636
100,000	6.000%, 03/01/41	110,851
	Occidental Petroleum Corp.,
55,000	3.000%, 02/15/27	53,133
45,000	3.500%, 06/15/25	45,576
	ONEOK Partners LP,
25,000	3.200%, 09/15/18	25,541
8,000	3.375%, 10/01/22	8,025
100,000	4.900%, 03/15/25	107,133
17,000	5.000%, 09/15/23	18,479
15,000	6.650%, 10/01/36	16,992
40,000	8.625%, 03/01/19	45,105

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
105,000	Petro-Canada, (Canada), 6.800%, 05/15/38	135,950
	Petroleos Mexicanos, (Mexico),
30,000	4.250%, 01/15/25	27,582
100,000	4.625%, 09/21/23 (e)	96,790
20,000	4.875%, 01/18/24	19,448
11,000	5.500%, 06/27/44	9,154
42,000	6.375%, 01/23/45	38,220
111,000	6.500%, 03/13/27 (e)	114,608
50,000	6.625%, 06/15/35	49,000
110,000	6.750%, 09/21/47 (e)	103,790
37,000	Phillips 66 Partners LP, 4.900%, 10/01/46	35,463
	Plains All American Pipeline LP,
15,000	2.600%, 12/15/19	15,008
50,000	3.600%, 11/01/24	47,817
130,000	4.650%, 10/15/25	134,135
50,000	4.900%, 02/15/45	46,107
60,000	Schlumberger Holdings Corp., 3.625%, 12/21/22 (e)	62,120
	Spectra Energy Capital LLC,
47,000	3.300%, 03/15/23	45,390
50,000	5.650%, 03/01/20	53,555
45,000	7.500%, 09/15/38	54,402
50,000	8.000%, 10/01/19	56,844
	Spectra Energy Partners LP,
34,000	2.950%, 09/25/18	34,531
19,000	3.500%, 03/15/25	18,534
7,000	4.500%, 03/15/45	6,643
25,000	5.950%, 09/25/43	28,245
	Statoil ASA, (Norway),
50,000	1.150%, 05/15/18	49,685
143,000	2.650%, 01/15/24	140,204
23,000	3.250%, 11/10/24	23,283
	Sunoco Logistics Partners Operations LP,
24,000	3.900%, 07/15/26	23,197
13,000	4.250%, 04/01/24	13,086
141,000	4.400%, 04/01/21	148,367
53,000	5.350%, 05/15/45	51,089
60,000	6.100%, 02/15/42	61,919
25,000	Total Capital Canada Ltd., (France), 2.750%, 07/15/23	24,713
	Total Capital International SA, (France),
28,000	1.550%, 06/28/17	28,045
50,000	2.750%, 06/19/21	50,545
	TransCanada PipeLines Ltd., (Canada),
70,000	6.200%, 10/15/37	86,657

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
50,000	6.500%, 08/15/18	53,499
50,000	7.125%, 01/15/19	54,860
	Western Gas Partners LP,
29,000	4.650%, 07/01/26	29,986
26,000	5.450%, 04/01/44	26,732
100,000	Williams Partners LP, 4.875%, 05/15/23	101,797

		6,270,891

	Total Energy	6,526,978

	Financials — 8.9%
	Banks — 3.7%
	Bank of America Corp.,
92,000	Series L, 3.950%, 04/21/25	91,468
100,000	2.000%, 01/11/18	100,223
250,000	3.300%, 01/11/23	250,587
114,000	3.500%, 04/19/26	112,319
388,000	3.875%, 08/01/25	394,008
84,000	4.000%, 01/22/25	84,001
30,000	4.200%, 08/26/24	30,525
69,000	4.450%, 03/03/26	71,010
295,000	5.650%, 05/01/18	309,046
245,000	5.750%, 12/01/17	253,767
135,000	6.400%, 08/28/17	139,135
90,000	6.875%, 04/25/18	95,649
25,000	7.625%, 06/01/19	28,082
65,000	Bank of Montreal, (Canada), 1.500%, 07/18/19	64,120
	Bank of Nova Scotia (The), (Canada),
100,000	1.450%, 04/25/18	99,701
100,000	1.700%, 06/11/18	100,020
150,000	Barclays Bank plc, (United Kingdom), 6.050%, 12/04/17 (e)	154,953
200,000	Barclays plc, (United Kingdom), 3.650%, 03/16/25	193,364
50,000	BB&T Corp., 5.250%, 11/01/19	53,995
200,000	Canadian Imperial Bank of Commerce, (Canada), 1.600%, 09/06/19	197,914
	Citigroup, Inc.,
100,000	1.700%, 04/27/18	99,765
40,000	1.750%, 05/01/18	39,909
137,000	2.150%, 07/30/18	137,430
23,000	2.350%, 08/02/21	22,478
50,000	2.400%, 02/18/20	49,867
100,000	2.900%, 12/08/21	99,633
75,000	3.400%, 05/01/26	72,770

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
50,000	4.300%, 11/20/26	50,394
20,000	4.400%, 06/10/25	20,435
210,000	4.450%, 09/29/27	213,501
49,000	4.650%, 07/30/45	51,545
50,000	4.750%, 05/18/46	49,960
58,000	5.500%, 09/13/25	63,662
56,000	8.125%, 07/15/39	83,084
24,000	Citizens Financial Group, Inc., 2.375%, 07/28/21	23,514
10,000	Comerica, Inc., 3.800%, 07/22/26	9,832
200,000	Commonwealth Bank of Australia, (Australia), 2.000%, 09/06/21 (e)	194,182
250,000	Cooperatieve Rabobank UA, (Netherlands), 4.375%, 08/04/25	256,198
200,000	Credit Agricole SA, (France), 4.375%, 03/17/25 (e)	196,138
350,000	Credit Suisse Group Funding Guernsey Ltd., (Switzerland), 3.800%, 06/09/23	349,235
200,000	Danske Bank A/S, (Denmark), 2.000%, 09/08/21 (e)	194,283
83,000	Fifth Third Bancorp, 2.875%, 07/27/20	83,913
350,000	Glitnir HoldCo ehf, (Iceland), VAR, 0.000%, 10/15/08 (d) (e)	–
111,000	HSBC Bank plc, (United Kingdom), 4.125%, 08/12/20 (e)	116,416
	HSBC Holdings plc, (United Kingdom),
229,000	3.600%, 05/25/23	230,077
200,000	4.375%, 11/23/26	201,192
	Huntington Bancshares, Inc.,
88,000	2.300%, 01/14/22	85,264
73,000	3.150%, 03/14/21	73,969
56,000	KeyCorp, 2.900%, 09/15/20	56,621
9,000	MUFG Americas Holdings Corp., 2.250%, 02/10/20	8,898
200,000	Nordea Bank AB, (Sweden), 1.625%, 09/30/19 (e)	197,373
	PNC Financial Services Group, Inc. (The),
13,000	4.375%, 08/11/20	13,833
150,000	5.125%, 02/08/20	162,194
25,000	5.625%, 02/01/17	25,076
12,000	6.700%, 06/10/19	13,308
54,000	Regions Financial Corp., 3.200%, 02/08/21	54,720
	Royal Bank of Canada, (Canada),
50,000	1.875%, 02/05/20	49,713
80,000	2.000%, 10/01/18	80,518

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
69,000	Santander UK Group Holdings plc, (United Kingdom), 3.125%, 01/08/21	68,839
87,000	Santander UK plc, (United Kingdom), 2.500%, 03/14/19	87,475
200,000	Standard Chartered plc, (United Kingdom), 4.050%, 04/12/26 (e)	198,288
	Sumitomo Mitsui Financial Group, Inc., (Japan),
49,000	2.058%, 07/14/21	47,349
45,000	2.442%, 10/19/21	44,227
25,000	3.010%, 10/19/26	23,887
200,000	Sumitomo Mitsui Trust Bank Ltd., (Japan), 2.050%, 10/18/19 (e)	198,203
91,000	SunTrust Banks, Inc., 2.700%, 01/27/22	90,947
	Toronto-Dominion Bank (The), (Canada),
229,000	1.750%, 07/23/18	229,320
47,000	VAR, 3.625%, 09/15/31	46,179
	US Bancorp,
100,000	Series V, 2.375%, 07/22/26	92,634
100,000	7.500%, 06/01/26	128,824
50,000	Wachovia Corp., 5.750%, 02/01/18	52,124
	Wells Fargo & Co.,
150,000	2.100%, 07/26/21	145,824
65,000	2.600%, 07/22/20	65,328
200,000	3.000%, 02/19/25	191,878
84,000	3.000%, 04/22/26	80,042
80,000	3.300%, 09/09/24	79,083
31,000	4.300%, 07/22/27	31,837
284,000	5.606%, 01/15/44	321,199
250,000	Wells Fargo Bank NA, 6.000%, 11/15/17	259,433
	Westpac Banking Corp., (Australia),
121,000	4.875%, 11/19/19	129,780
100,000	VAR, 4.322%, 11/23/31	99,793

		9,267,280

	Capital Markets — 2.1%
	Ameriprise Financial, Inc.,
63,000	2.875%, 09/15/26	59,973
60,000	4.000%, 10/15/23	62,857
	Bank of New York Mellon Corp. (The),
83,000	Series 12, 3.650%, 02/04/24	85,315
100,000	3.000%, 10/30/28	94,913
100,000	3.250%, 09/11/24	100,319
55,000	4.600%, 01/15/20	58,727
	BlackRock, Inc.,
65,000	Series 2, 5.000%, 12/10/19	70,559

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Capital Markets — continued
65,000	4.250%, 05/24/21	69,888
65,000	6.250%, 09/15/17	67,282
	Blackstone Holdings Finance Co. LLC,
21,000	4.450%, 07/15/45 (e)	19,151
100,000	5.875%, 03/15/21 (e)	112,027
	CME Group, Inc.,
97,000	3.000%, 03/15/25	96,823
16,000	5.300%, 09/15/43	18,709
	Deutsche Bank AG, (Germany),
77,000	2.950%, 08/20/20	75,745
123,000	3.375%, 05/12/21	121,652
	Goldman Sachs Group, Inc. (The),
300,000	2.350%, 11/15/21	291,184
36,000	2.600%, 04/23/20	36,014
55,000	2.625%, 01/31/19	55,571
20,000	2.625%, 04/25/21	19,838
188,000	2.750%, 09/15/20	188,674
80,000	2.875%, 02/25/21	80,305
100,000	3.500%, 11/16/26	97,950
42,000	3.750%, 02/25/26	42,066
10,000	3.850%, 07/08/24	10,196
105,000	4.250%, 10/21/25	106,521
13,000	5.250%, 07/27/21	14,235
206,000	5.375%, 03/15/20	223,366
120,000	5.950%, 01/18/18	125,000
75,000	5.950%, 01/15/27	85,393
80,000	6.750%, 10/01/37	98,640
125,000	7.500%, 02/15/19	138,524
	Intercontinental Exchange, Inc.,
23,000	2.500%, 10/15/18	23,306
59,000	4.000%, 10/15/23	61,888
	Invesco Finance plc,
36,000	3.750%, 01/15/26	36,431
29,000	4.000%, 01/30/24	30,184
	Jefferies Group LLC,
110,000	6.450%, 06/08/27	120,470
100,000	6.875%, 04/15/21	113,672
	Macquarie Bank Ltd., (Australia),
285,000	1.600%, 10/27/17 (e)	284,965
100,000	2.850%, 07/29/20 (e)	100,298
100,000	4.000%, 07/29/25 (e)	102,538
	Morgan Stanley,
170,000	2.625%, 11/17/21	167,791
25,000	2.650%, 01/27/20	25,102
142,000	2.800%, 06/16/20	143,062

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
69,000	3.700%, 10/23/24	69,736
141,000	3.875%, 01/27/26	142,227
198,000	4.000%, 07/23/25	202,686
100,000	4.100%, 05/22/23	102,547
20,000	4.350%, 09/08/26	20,379
70,000	5.000%, 11/24/25	74,682
35,000	5.500%, 07/28/21	38,751
200,000	5.625%, 09/23/19	216,694
130,000	5.950%, 12/28/17	135,299
65,000	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	72,602
	State Street Corp.,
24,000	3.100%, 05/15/23	23,928
147,000	3.550%, 08/18/25	149,955
77,000	3.700%, 11/20/23	80,111
17,000	TD Ameritrade Holding Corp., 2.950%, 04/01/22	17,194
	Thomson Reuters Corp.,
25,000	3.850%, 09/29/24	25,478
84,000	3.950%, 09/30/21	87,201

		5,396,594

	Consumer Finance — 1.2%
50,000	American Express Co., 7.000%, 03/19/18	53,128
	American Express Credit Corp.,
130,000	1.800%, 07/31/18	130,146
118,000	2.250%, 05/05/21	116,497
	American Honda Finance Corp.,
200,000	1.600%, 02/16/18 (e)	200,155
33,000	2.250%, 08/15/19	33,306
17,000	2.300%, 09/09/26	15,843
	Capital One Financial Corp.,
110,000	3.500%, 06/15/23	110,301
20,000	3.750%, 04/24/24	20,237
196,000	3.750%, 07/28/26	189,726
186,000	4.200%, 10/29/25	186,371
	Caterpillar Financial Services Corp.,
175,000	1.931%, 10/01/21 (e)	168,804
50,000	7.150%, 02/15/19	55,337
	Ford Motor Credit Co. LLC,
200,000	3.096%, 05/04/23	192,933
200,000	4.250%, 02/03/17	200,394
	General Motors Financial Co., Inc.,
114,000	3.200%, 07/13/20	114,264
75,000	3.200%, 07/06/21	74,308
68,000	3.700%, 05/09/23	66,839

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Consumer Finance — continued
20,000	4.000%, 01/15/25	19,489
84,000	4.000%, 10/06/26	80,702
50,000	HSBC Finance Corp., 7.350%, 11/27/32	61,807
	HSBC USA, Inc.,
100,000	1.625%, 01/16/18	99,814
135,000	2.350%, 03/05/20	133,858
168,000	2.750%, 08/07/20	168,211
	John Deere Capital Corp.,
39,000	1.200%, 10/10/17	38,973
44,000	1.600%, 07/13/18	43,978
42,000	3.150%, 10/15/21	43,043
82,000	3.350%, 06/12/24	83,668
251,000	Synchrony Financial, 3.700%, 08/04/26	240,929
	Toyota Motor Credit Corp.,
100,000	2.125%, 07/18/19	100,390
60,000	2.800%, 07/13/22	60,466

		3,103,917

	Diversified Financial Services — 0.7%
100,000	AIG Global Funding, 1.900%, 10/06/21 (e)	96,175
63,000	Berkshire Hathaway, Inc., 2.750%, 03/15/23	62,699
251,000	GE Capital International Funding Co., Unlimited Co., 2.342%, 11/15/20	250,424
50,000	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	57,651
180,000	Protective Life Global Funding, 1.999%, 09/14/21 (e)	173,886
	Shell International Finance BV, (Netherlands),
42,000	1.125%, 08/21/17	41,996
70,000	2.125%, 05/11/20	69,917
161,000	2.875%, 05/10/26	155,423
97,000	3.750%, 09/12/46	89,063
155,000	4.000%, 05/10/46	147,910
47,000	4.125%, 05/11/35	47,913
60,000	6.375%, 12/15/38	77,250
250,000	Siemens Financieringsmaatschappij NV, (Germany), 3.300%, 09/15/46 (e)	217,182
200,000	UBS Group Funding Jersey Ltd., (Switzerland), 4.125%, 09/24/25 (e)	203,582
20,000	Voya Financial, Inc., 3.650%, 06/15/26	19,527

		1,710,598

	Insurance — 1.1%
31,000	Allstate Corp. (The), 3.150%, 06/15/23	31,357

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
	American International Group, Inc.,
24,000	3.750%, 07/10/25	24,124
50,000	3.875%, 01/15/35	46,893
59,000	4.125%, 02/15/24	61,319
60,000	4.700%, 07/10/35	62,091
18,000	Aon Corp., 6.250%, 09/30/40	21,716
46,000	Aon plc, 3.875%, 12/15/25	46,824
57,000	Arch Capital Finance LLC, 5.031%, 12/15/46	59,642
	Berkshire Hathaway Finance Corp.,
62,000	4.300%, 05/15/43	63,928
50,000	5.400%, 05/15/18	52,614
100,000	5.750%, 01/15/40	122,821
	Chubb INA Holdings, Inc.,
120,000	2.700%, 03/13/23	118,618
42,000	2.875%, 11/03/22	42,296
	CNA Financial Corp.,
44,000	3.950%, 05/15/24	44,580
32,000	4.500%, 03/01/26	33,419
200,000	Dai-ichi Life Insurance Co. Ltd. (The), (Japan), VAR, 4.000%, 07/24/26 (e) (x)	186,000
	Jackson National Life Global Funding,
97,000	1.875%, 10/15/18 (e)	97,182
104,000	3.050%, 04/29/26 (e)	99,487
	Liberty Mutual Group, Inc.,
27,000	4.950%, 05/01/22 (e)	29,430
50,000	6.500%, 03/15/35 (e)	59,658
	Lincoln National Corp.,
50,000	4.000%, 09/01/23	52,068
20,000	4.200%, 03/15/22	21,148
25,000	Marsh & McLennan Cos., Inc., 3.300%, 03/14/23	25,382
60,000	Massachusetts Mutual Life Insurance Co., 8.875%, 06/01/39 (e)	89,937
	MetLife, Inc.,
87,000	3.600%, 11/13/25	88,338
28,000	4.050%, 03/01/45	26,796
	Metropolitan Life Global Funding I,
100,000	1.500%, 01/10/18 (e)	100,005
175,000	2.300%, 04/10/19 (e)	175,924
75,000	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	113,118
	New York Life Global Funding,
29,000	2.000%, 04/13/21 (e)	28,447
65,000	2.350%, 07/14/26 (e)	60,484

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Insurance — continued
100,000	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	101,350
50,000	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	73,750
30,000	Principal Financial Group, Inc., 3.125%, 05/15/23	29,804
60,000	Progressive Corp. (The), 2.450%, 01/15/27	55,749
150,000	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	196,065
100,000	Reliance Standard Life Global Funding II, 2.500%, 01/15/20 (e)	99,332
25,000	Travelers Cos., Inc. (The), 5.800%, 05/15/18	26,370

		2,668,066

	Thrifts & Mortgage Finance — 0.1%
200,000	BPCE SA, (France), 4.625%, 07/11/24 (e)	197,387

	Total Financials	22,343,842

	Health Care — 1.4%
	Biotechnology — 0.5%
	AbbVie, Inc.,
45,000	2.000%, 11/06/18	45,094
76,000	2.850%, 05/14/23	73,644
22,000	2.900%, 11/06/22	21,706
30,000	3.200%, 11/06/22	29,986
58,000	3.600%, 05/14/25	57,373
200,000	4.300%, 05/14/36	190,278
69,000	4.500%, 05/14/35	67,691
	Amgen, Inc.,
25,000	2.125%, 05/01/20	24,752
209,000	4.663%, 06/15/51 (e)	201,414
40,000	5.700%, 02/01/19	42,977
	Baxalta, Inc.,
22,000	3.600%, 06/23/22	22,146
8,000	5.250%, 06/23/45	8,523
79,000	Biogen, Inc., 2.900%, 09/15/20	79,948
	Celgene Corp.,
49,000	3.250%, 08/15/22	49,383
41,000	3.625%, 05/15/24	41,154
53,000	5.000%, 08/15/45	55,001
	Gilead Sciences, Inc.,
104,000	2.500%, 09/01/23	100,172
29,000	3.650%, 03/01/26	29,364
29,000	4.000%, 09/01/36	27,761

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
130,000	4.600%, 09/01/35	134,628

		1,302,995

	Health Care Equipment & Supplies — 0.1%
90,000	Abbott Laboratories, 3.400%, 11/30/23	89,557
123,000	Danaher Corp., 3.350%, 09/15/25	125,905

		215,462

	Health Care Providers & Services — 0.4%
	Aetna, Inc.,
30,000	2.800%, 06/15/23	29,517
24,000	4.250%, 06/15/36	24,025
	Anthem, Inc.,
47,000	2.300%, 07/15/18	47,300
18,000	3.300%, 01/15/23	17,951
18,000	4.650%, 01/15/43	18,036
65,000	4.650%, 08/15/44	65,672
	Cardinal Health, Inc.,
23,000	2.400%, 11/15/19	23,156
28,000	3.750%, 09/15/25	28,881
	Express Scripts Holding Co.,
48,000	3.500%, 06/15/24	47,378
127,000	4.500%, 02/25/26	130,569
36,000	Providence St Joseph Health Obligated Group, Series H, 2.746%, 10/01/26	34,027
17,000	Quest Diagnostics, Inc., 3.450%, 06/01/26	16,743
	UnitedHealth Group, Inc.,
36,000	1.700%, 02/15/19	35,883
175,000	2.125%, 03/15/21	172,806
42,000	3.350%, 07/15/22	43,226
34,000	4.625%, 07/15/35	37,003
50,000	6.625%, 11/15/37	65,302

		837,475

	Life Sciences Tools & Services — 0.0% (g)
30,000	Thermo Fisher Scientific, Inc., 2.950%, 09/19/26	28,251

	Pharmaceuticals — 0.4%
	Actavis Funding SCS,
42,000	3.450%, 03/15/22	42,589
67,000	4.550%, 03/15/35	66,215
	Allergan, Inc.,
100,000	2.800%, 03/15/23	95,655
43,000	3.375%, 09/15/20	43,981
52,000	Forest Laboratories LLC, 5.000%, 12/15/21 (e)	56,171

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Pharmaceuticals — continued
36,000	Johnson & Johnson, 3.550%, 03/01/36	35,961
	Merck & Co., Inc.,
21,000	2.350%, 02/10/22	20,832
63,000	2.800%, 05/18/23	63,173
10,000	3.700%, 02/10/45	9,515
	Mylan NV,
35,000	3.950%, 06/15/26 (e)	32,708
24,000	5.250%, 06/15/46 (e)	22,096
50,000	Mylan, Inc., 3.125%, 01/15/23 (e)	47,164
150,000	Pfizer, Inc., 3.000%, 12/15/26	147,925
83,000	Shire Acquisitions Investments Ireland DAC, 2.875%, 09/23/23	78,796
	Teva Pharmaceutical Finance Netherlands III BV, (Israel),
223,000	2.800%, 07/21/23	209,286
30,000	3.150%, 10/01/26	27,555
10,000	4.100%, 10/01/46	8,463
	Zoetis, Inc.,
14,000	1.875%, 02/01/18	13,999
9,000	4.700%, 02/01/43	8,744

		1,030,828

	Total Health Care	3,415,011

	Industrials — 1.6%
	Aerospace & Defense — 0.2%
32,000	Airbus Group Finance BV, (France), 2.700%, 04/17/23 (e)	31,584
45,000	BAE Systems Holdings, Inc., (United Kingdom), 3.800%, 10/07/24 (e)	46,055
51,000	BAE Systems plc, (United Kingdom), 5.800%, 10/11/41 (e)	58,059
23,000	L-3 Communications Corp., 3.850%, 12/15/26	22,828
	Lockheed Martin Corp.,
22,000	Series B, 6.150%, 09/01/36	27,481
100,000	4.500%, 05/15/36	106,149
30,000	4.850%, 09/15/41	32,954
76,000	Northrop Grumman Corp., 3.200%, 02/01/27	75,077
45,000	Precision Castparts Corp., 3.250%, 06/15/25	45,294
50,000	Textron, Inc., 4.300%, 03/01/24	51,807
25,000	United Technologies Corp., 4.150%, 05/15/45	25,198

		522,486

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — 0.0% (g)
	FedEx Corp.,
16,000	3.900%, 02/01/35	15,339
50,000	4.100%, 04/15/43	46,606
35,000	United Parcel Service of America, Inc., 8.375%, 04/01/20	41,500

		103,445

	Building Products — 0.0% (g)
	Johnson Controls International plc,
26,000	3.900%, 02/14/26	26,744
27,000	SUB, 4.950%, 07/02/64	25,125

		51,869

	Commercial Services & Supplies — 0.1%
70,000	Brambles USA, Inc., (Australia), 4.125%, 10/23/25 (e)	71,172
	Republic Services, Inc.,
21,000	2.900%, 07/01/26	20,102
21,000	3.550%, 06/01/22	21,793
	Waste Management, Inc.,
32,000	2.400%, 05/15/23	30,995
8,000	3.900%, 03/01/35	7,941
43,000	4.750%, 06/30/20	46,321

		198,324

	Construction & Engineering — 0.0% (g)
23,000	ABB Finance USA, Inc., (Switzerland), 2.875%, 05/08/22	23,209
44,000	Fluor Corp., 3.375%, 09/15/21	45,087

		68,296

	Industrial Conglomerates — 0.4%
	General Electric Co.,
100,000	3.100%, 01/09/23	101,247
88,000	5.500%, 01/08/20	96,363
100,000	5.875%, 01/14/38	125,649
200,000	6.750%, 03/15/32	265,885
150,000	Honeywell International, Inc., 2.500%, 11/01/26	142,057
22,000	Koninklijke Philips NV, (Netherlands), 5.750%, 03/11/18	23,054
114,000	Pentair Finance SA, (United Kingdom), 2.900%, 09/15/18	115,296
25,000	Roper Technologies, Inc., 3.800%, 12/15/26	25,156

		894,707

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Machinery — 0.1%
80,000	Illinois Tool Works, Inc., 3.900%, 09/01/42	79,786
	Parker-Hannifin Corp.,
30,000	4.450%, 11/21/44	31,626
25,000	5.500%, 05/15/18	26,328
40,000	Xylem, Inc., 4.375%, 11/01/46	39,322

		177,062

	Professional Services — 0.0% (g)
37,000	Equifax, Inc., 2.300%, 06/01/21	36,200

	Road & Rail — 0.6%
	Burlington Northern Santa Fe LLC,
50,000	3.000%, 03/15/23	50,557
25,000	3.600%, 09/01/20	26,165
25,000	4.375%, 09/01/42	25,931
40,000	4.400%, 03/15/42	41,626
35,000	4.700%, 09/01/45	38,231
77,000	5.150%, 09/01/43	88,264
126,000	5.400%, 06/01/41	148,461
100,000	5.650%, 05/01/17	101,346
85,000	5.750%, 05/01/40	103,557
	Canadian Pacific Railway Co., (Canada),
35,000	4.500%, 01/15/22	37,566
137,000	6.125%, 09/15/15[1]	163,636
	CSX Corp.,
19,000	3.950%, 05/01/50	17,050
33,000	4.250%, 06/01/21	35,224
50,000	5.500%, 04/15/41	57,297
	ERAC USA Finance LLC,
50,000	2.600%, 12/01/21 (e)	49,158
110,000	4.200%, 11/01/46 (e)	100,318
45,000	4.500%, 08/16/21 (e)	47,964
12,000	5.625%, 03/15/42 (e)	13,204
50,000	7.000%, 10/15/37 (e)	63,258
	Norfolk Southern Corp.,
70,000	3.950%, 10/01/42	66,364
66,000	6.000%, 05/23/11[2]	77,024
	Penske Truck Leasing Co. LP,
27,000	2.875%, 07/17/18 (e)	27,344
25,000	3.400%, 11/15/26 (e)	23,883
100,000	Ryder System, Inc., 2.250%, 09/01/21	97,567

		1,500,995

	Trading Companies & Distributors — 0.2%
	Air Lease Corp.,
100,000	2.125%, 01/15/20	98,457
48,000	3.000%, 09/15/23	45,806
35,000	3.875%, 04/01/21	35,959

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — continued
150,000	International Lease Finance Corp., 5.875%, 08/15/22	162,750
	WW Grainger, Inc.,
31,000	3.750%, 05/15/46	28,970
77,000	4.600%, 06/15/45	82,275

		454,217

	Total Industrials	4,007,601

	Information Technology — 1.6%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
50,000	1.850%, 09/20/21	48,766
11,000	2.900%, 03/04/21	11,247
56,000	3.000%, 06/15/22	57,021
75,000	5.900%, 02/15/39	95,089
60,000	Harris Corp., 3.832%, 04/27/25	60,875

		272,998

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
13,000	3.000%, 03/01/18	13,147
8,000	4.500%, 03/01/23	8,144
25,000	6.000%, 04/01/20	27,073
80,000	6.875%, 06/01/18	85,008
7,000	7.500%, 01/15/27	8,318

		141,690

	Internet Software & Services — 0.0% (g)
	eBay, Inc.,
50,000	2.600%, 07/15/22	48,411
70,000	3.450%, 08/01/24	68,825

		117,236

	IT Services — 0.2%
50,000	HP Enterprise Services LLC, 7.450%, 10/15/29	59,408
	International Business Machines Corp.,
174,000	2.250%, 02/19/21	173,643
169,000	4.000%, 06/20/42	168,711
50,000	6.220%, 08/01/27	62,413
99,000	Total System Services, Inc., 3.750%, 06/01/23	98,225
	Xerox Corp.,
18,000	5.625%, 12/15/19	19,347
50,000	6.750%, 02/01/17	50,181

		631,928

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Semiconductors & Semiconductor Equipment — 0.1%
14,000	Analog Devices, Inc., 4.500%, 12/05/36	14,098
	Intel Corp.,
49,000	3.700%, 07/29/25	51,615
60,000	4.000%, 12/15/32	61,767
38,000	4.100%, 05/19/46	37,586
24,000	4.900%, 07/29/45	26,795

		191,861

	Software — 0.7%
	Microsoft Corp.,
125,000	2.000%, 08/08/23	119,456
30,000	2.375%, 02/12/22	29,850
143,000	2.375%, 05/01/23	140,220
160,000	2.650%, 11/03/22	160,746
125,000	3.450%, 08/08/36	118,589
68,000	3.500%, 02/12/35	65,348
48,000	3.950%, 08/08/56	45,226
19,000	4.000%, 02/12/55	17,928
	Oracle Corp.,
101,000	2.400%, 09/15/23	97,734
52,000	2.500%, 05/15/22	51,584
100,000	3.850%, 07/15/36	97,428
200,000	3.900%, 05/15/35	196,945
316,000	4.300%, 07/08/34	326,249
50,000	5.750%, 04/15/18	52,815
100,000	6.500%, 04/15/38	130,452

		1,650,570

	Technology Hardware, Storage & Peripherals — 0.4%
	Apple, Inc.,
181,000	2.150%, 02/09/22	177,797
142,000	2.400%, 05/03/23	138,114
74,000	2.450%, 08/04/26	69,346
126,000	2.850%, 05/06/21	128,841
32,000	3.200%, 05/13/25	32,090
31,000	3.450%, 02/09/45	27,304
117,000	3.850%, 08/04/46	111,862
43,000	4.500%, 02/23/36	45,848
69,000	VAR, 1.131%, 05/03/18	69,156
25,000	Dell, Inc., 7.100%, 04/15/28	26,000
	Diamond 1 Finance Corp.,
75,000	5.450%, 06/15/23 (e)	79,474
60,000	6.020%, 06/15/26 (e)	64,914
	HP, Inc.,
24,000	4.300%, 06/01/21	25,097
20,000	4.650%, 12/09/21	21,357

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — continued
71,000	6.000%, 09/15/41	71,498

		1,088,698

	Total Information Technology	4,094,981

	Materials — 0.7%
	Chemicals — 0.4%
	Agrium, Inc., (Canada),
22,000	3.375%, 03/15/25	21,283
130,000	4.125%, 03/15/35	119,012
38,000	5.250%, 01/15/45	39,500
	CF Industries, Inc.,
67,000	4.500%, 12/01/26 (e)	65,759
80,000	7.125%, 05/01/20	87,200
45,000	Chevron Phillips Chemical Co. LLC, 3.400%, 12/01/26 (e)	44,855
30,000	Dow Chemical Co. (The), 7.375%, 11/01/29	39,356
90,000	Ecolab, Inc., 3.250%, 01/14/23	91,550
25,000	EI du Pont de Nemours & Co., 4.900%, 01/15/41	26,154
9,000	Monsanto Co., 4.700%, 07/15/64	8,089
	Mosaic Co. (The),
95,000	4.250%, 11/15/23	95,687
8,000	4.875%, 11/15/41	6,932
36,000	5.450%, 11/15/33	35,657
22,000	5.625%, 11/15/43	21,166
	Potash Corp. of Saskatchewan, Inc., (Canada),
10,000	3.250%, 12/01/17	10,130
70,000	4.000%, 12/15/26	70,341
	PPG Industries, Inc.,
14,000	5.500%, 11/15/40	15,988
50,000	9.000%, 05/01/21	62,001
16,000	Praxair, Inc., 2.650%, 02/05/25	15,486
	Union Carbide Corp.,
100,000	7.500%, 06/01/25	120,247
80,000	7.750%, 10/01/96	96,801

		1,093,194

	Containers & Packaging — 0.1%
	International Paper Co.,
57,000	3.000%, 02/15/27	53,692
40,000	7.300%, 11/15/39	50,890

		104,582

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Metals & Mining — 0.2%
	BHP Billiton Finance USA Ltd., (Australia),
44,000	3.850%, 09/30/23	46,517
40,000	5.400%, 03/29/17	40,358
80,000	6.500%, 04/01/19	87,886
134,000	Freeport-McMoRan, Inc., 5.400%, 11/14/34	112,560
213,000	Nucor Corp., 4.000%, 08/01/23	223,680

		511,001

	Total Materials	1,708,777

	Real Estate — 0.9%
	Equity Real Estate Investment Trusts (REITs) — 0.9%
	American Tower Corp.,
44,000	3.375%, 10/15/26	41,592
87,000	3.500%, 01/31/23	87,172
71,000	5.000%, 02/15/24	76,359
30,000	5.900%, 11/01/21	33,562
80,000	American Tower Trust I, 3.070%, 03/15/23 (e)	79,190
	AvalonBay Communities, Inc.,
50,000	2.850%, 03/15/23	49,100
50,000	3.500%, 11/15/24	50,359
32,000	3.900%, 10/15/46	29,644
	Boston Properties LP,
30,000	2.750%, 10/01/26	27,388
30,000	3.125%, 09/01/23	29,385
67,000	3.650%, 02/01/26	66,071
50,000	Brixmor Operating Partnership LP, 3.850%, 02/01/25	49,174
	Crown Castle International Corp.,
38,000	2.250%, 09/01/21	36,729
50,000	4.875%, 04/15/22	53,240
30,000	5.250%, 01/15/23	32,287
18,000	Duke Realty LP, 3.250%, 06/30/26	17,382
	Equity Commonwealth,
75,000	5.875%, 09/15/20	80,098
100,000	6.650%, 01/15/18	102,528
	ERP Operating LP,
46,000	2.850%, 11/01/26	43,303
50,000	3.000%, 04/15/23	49,260
79,000	GAIF Bond Issuer Pty. Ltd., (Australia), 3.400%, 09/30/26 (e)	74,411
115,000	HCP, Inc., 3.875%, 08/15/24	114,806
67,000	Kimco Realty Corp., 2.700%, 03/01/24	64,031
19,000	Liberty Property LP, 3.250%, 10/01/26	18,167

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
58,000	National Retail Properties, Inc., 3.600%, 12/15/26	57,050
	Prologis LP,
24,000	3.750%, 11/01/25	24,559
27,000	4.250%, 08/15/23	28,633
	Realty Income Corp.,
57,000	3.000%, 01/15/27	53,582
20,000	3.875%, 07/15/24	20,398
170,000	Scentre Group Trust 1, (Australia), 3.500%, 02/12/25 (e)	167,648
	Simon Property Group LP,
119,000	2.500%, 07/15/21	119,009
70,000	4.375%, 03/01/21	74,764
28,000	UDR, Inc., 2.950%, 09/01/26	26,151
	Ventas Realty LP,
45,000	3.125%, 06/15/23	44,126
9,000	3.500%, 02/01/25	8,849
29,000	3.750%, 05/01/24	29,320
34,000	4.125%, 01/15/26	34,712
120,000	VEREIT Operating Partnership LP, 4.600%, 02/06/24	120,600
	Welltower, Inc.,
50,000	3.750%, 03/15/23	50,956
70,000	4.000%, 06/01/25	71,449
37,000	4.500%, 01/15/24	39,052

	Total Real Estate	2,276,096

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.2%
	AT&T, Inc.,
102,000	3.000%, 06/30/22	100,017
14,000	3.400%, 05/15/25	13,476
300,000	3.600%, 02/17/23	302,247
67,000	3.800%, 03/15/22	68,615
70,000	3.875%, 08/15/21	72,206
10,000	4.300%, 12/15/42	8,935
125,000	4.600%, 02/15/21	132,110
26,000	4.750%, 05/15/46	24,586
228,000	5.350%, 09/01/40	233,764
100,000	5.500%, 02/01/18	103,887
125,000	6.000%, 08/15/40	137,167
60,000	6.150%, 09/15/34	65,191
45,000	6.300%, 01/15/38	51,067
50,000	Centel Capital Corp., 9.000%, 10/15/19	56,750
70,000	Deutsche Telekom International Finance BV, (Germany), 8.750%, 06/15/30	102,740

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Diversified Telecommunication Services — continued
30,000	Orange SA, (France), SUB, 9.000%, 03/01/31	45,030
	Telefonica Emisiones SAU, (Spain),
150,000	4.570%, 04/27/23	157,212
25,000	5.134%, 04/27/20	26,769
19,000	5.462%, 02/16/21	20,695
	Verizon Communications, Inc.,
16,000	2.625%, 02/21/20	16,143
264,000	2.625%, 08/15/26	242,655
53,000	3.450%, 03/15/21	54,672
89,000	3.500%, 11/01/24	88,605
20,000	4.272%, 01/15/36	19,112
122,000	4.400%, 11/01/34	120,230
53,000	4.500%, 09/15/20	56,675
89,000	4.522%, 09/15/48	85,169
81,000	4.672%, 03/15/55	76,146
285,000	4.862%, 08/21/46	288,227
38,000	5.012%, 08/21/54	37,722
195,000	5.150%, 09/15/23	215,395
20,000	5.850%, 09/15/35	22,808

		3,046,023

	Wireless Telecommunication Services — 0.2%
42,000	Crown Castle Towers LLC, 3.222%, 05/15/22 (e)	42,694
	Rogers Communications, Inc., (Canada),
80,000	4.100%, 10/01/23	83,459
50,000	6.800%, 08/15/18	53,903
25,000	8.750%, 05/01/32	34,020
200,000	Sprint Spectrum Co. LLC, 3.360%, 09/20/21 (e)	200,374
	Vodafone Group plc, (United Kingdom),
75,000	1.500%, 02/19/18	74,713
25,000	1.625%, 03/20/17	25,005

		514,168

	Total Telecommunication Services	3,560,191

	Utilities — 1.9%
	Electric Utilities — 1.3%
62,000	Alabama Power Co., 6.125%, 05/15/38	77,420
9,000	Arizona Public Service Co., 4.500%, 04/01/42	9,434
47,000	Baltimore Gas & Electric Co., 3.500%, 08/15/46	42,197
30,000	Commonwealth Edison Co., 3.650%, 06/15/46	28,132

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
	Duke Energy Carolinas LLC,
100,000	2.950%, 12/01/26	98,221
39,000	4.300%, 06/15/20	41,661
75,000	5.100%, 04/15/18	78,366
	Duke Energy Indiana LLC,
60,000	3.750%, 05/15/46	56,313
60,000	6.350%, 08/15/38	78,036
46,000	Duke Energy Ohio, Inc., 3.700%, 06/15/46	43,390
	Duke Energy Progress LLC,
54,000	3.700%, 10/15/46	51,022
25,000	5.300%, 01/15/19	26,713
	Electricite de France SA, (France),
40,000	2.150%, 01/22/19 (e)	40,075
75,000	6.000%, 01/22/14 (e)[3]	72,766
21,000	Entergy Corp., 2.950%, 09/01/26	19,615
	Entergy Louisiana LLC,
59,000	2.400%, 10/01/26	54,969
38,000	3.050%, 06/01/31	35,903
33,000	Entergy Mississippi, Inc., 2.850%, 06/01/28	31,281
30,000	Florida Power & Light Co., 5.950%, 02/01/38	38,389
200,000	Fortis, Inc., (Canada), 3.055%, 10/04/26 (e)	186,772
25,000	Georgia Power Co., 5.950%, 02/01/39	30,019
18,000	Great Plains Energy, Inc., 4.850%, 06/01/21	19,161
100,000	Hydro-Quebec, (Canada), Series IO, 8.050%, 07/07/24	131,331
	Kansas City Power & Light Co.,
24,000	3.150%, 03/15/23	23,796
50,000	5.300%, 10/01/41	53,324
56,000	Massachusetts Electric Co., 4.004%, 08/15/46 (e)	53,653
59,000	MidAmerican Energy Co., 3.500%, 10/15/24	60,912
	Niagara Mohawk Power Corp.,
19,000	3.508%, 10/01/24 (e)	19,331
40,000	4.881%, 08/15/19 (e)	42,667
65,000	Northern States Power Co., 6.250%, 06/01/36	84,062
40,000	Ohio Power Co., 6.050%, 05/01/18	42,139
	Oncor Electric Delivery Co. LLC,
30,000	6.800%, 09/01/18	32,411
25,000	7.000%, 09/01/22	30,483

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	29

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
	Pacific Gas & Electric Co.,
43,000	2.950%, 03/01/26	42,067
16,000	3.500%, 06/15/25	16,419
24,000	4.500%, 12/15/41	24,990
75,000	5.625%, 11/30/17	77,778
100,000	6.050%, 03/01/34	124,970
75,000	Potomac Electric Power Co., 6.500%, 11/15/37	98,128
30,000	PPL Capital Funding, Inc., 3.400%, 06/01/23	30,172
35,000	Progress Energy, Inc., 4.400%, 01/15/21	37,088
18,000	Public Service Co. of Colorado, 3.200%, 11/15/20	18,571
175,000	Public Service Co. of Oklahoma, Series G, 6.625%, 11/15/37	222,515
	Public Service Electric & Gas Co.,
83,000	3.000%, 05/15/25	82,940
28,000	5.375%, 11/01/39	32,867
	Southern California Edison Co.,
53,000	Series C, 3.500%, 10/01/23	55,021
14,929	1.845%, 02/01/22	14,678
50,000	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	56,196
200,000	State Grid Overseas Investment 2013 Ltd., (China), 1.750%, 05/22/18 (e)	199,161
50,000	Toledo Edison Co. (The), 6.150%, 05/15/37	58,922
	Virginia Electric & Power Co.,
120,000	5.400%, 04/30/18	125,803
70,000	6.350%, 11/30/37	90,017
	Xcel Energy, Inc.,
74,000	3.300%, 06/01/25	73,923
20,000	6.500%, 07/01/36	25,110

		3,241,300

	Gas Utilities — 0.1%
50,000	Atmos Energy Corp., 4.125%, 10/15/44	49,630
22,000	Boston Gas Co., 4.487%, 02/15/42 (e)	22,454
25,000	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	26,211
49,000	Dominion Gas Holdings LLC, 2.800%, 11/15/20	49,408
44,000	Southwest Gas Corp., 3.800%, 09/29/46	39,406

		187,109

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Independent Power & Renewable Electricity Producers — 0.2%
	Exelon Generation Co. LLC,
15,000	2.950%, 01/15/20	15,171
78,000	4.250%, 06/15/22	80,654
29,000	5.750%, 10/01/41	27,175
100,000	6.250%, 10/01/39	100,536
37,000	PSEG Power LLC, 4.150%, 09/15/21	38,553
	Southern Power Co.,
86,000	1.850%, 12/01/17	86,222
50,000	5.150%, 09/15/41	50,268
25,000	Tri-State Generation & Transmission Association, Inc., 4.250%, 06/01/46	24,045

		422,624

	Multi-Utilities — 0.3%
	CMS Energy Corp.,
47,000	2.950%, 02/15/27	44,537
70,000	3.875%, 03/01/24	72,722
	Consolidated Edison Co. of New York, Inc.,
108,000	Series C, 4.300%, 12/01/56	107,598
38,000	5.700%, 06/15/40	45,935
19,000	Consumers Energy Co., 3.250%, 08/15/46	16,736
50,000	Delmarva Power & Light Co., 4.150%, 05/15/45	51,132
30,000	DTE Energy Co., Series B, 3.300%, 06/15/22	30,486
50,000	New York State Electric & Gas Corp., 3.250%, 12/01/26 (e)	49,706
70,000	San Diego Gas & Electric Co., 5.350%, 05/15/35	81,359
	Sempra Energy,
47,000	3.550%, 06/15/24	47,510
62,000	4.050%, 12/01/23	64,682
	Southern Co. Gas Capital Corp.,
19,000	2.450%, 10/01/23	18,202
17,000	3.250%, 06/15/26	16,564
37,000	3.500%, 09/15/21	37,994
21,000	3.950%, 10/01/46	19,391
42,000	4.400%, 06/01/43	41,451
96,000	5.875%, 03/15/41	111,634
43,000	WEC Energy Group, Inc., 3.550%, 06/15/25	43,766

		901,405

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
34,000	3.400%, 03/01/25	34,750

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Water Utilities — continued
52,000	4.000%, 12/01/46	52,105

		86,855

	Total Utilities	4,839,293

	Total Corporate Bonds (Cost $59,120,006)	59,501,810

Foreign Government Securities — 0.3%
	Mexico Government Bond, (Mexico),
203,000	3.500%, 01/21/21	206,552
200,000	3.600%, 01/30/25	192,500
58,000	4.000%, 10/02/23	58,145
200,000	4.125%, 01/21/26	198,500
58,000	4.350%, 01/15/47	49,663
48,000	5.550%, 01/21/45	48,900
7,000	Peru Government Bond, (Peru), 5.625%, 11/18/50	7,954
50,000	Poland Government Bond, (Poland), 4.000%, 01/22/24	51,148

	Total Foreign Government Securities (Cost $839,290)	813,362

Mortgage-Backed Securities — 12.6%
380,000	Camillo Issuer LLC, Series 2016-SFR, Class 1A1, 5.000%, 12/05/23	380,000
	FHLMC,
56,713	ARM, 2.655%, 03/01/35	59,192
39,853	ARM, 2.682%, 01/01/27	41,706
14,177	ARM, 2.728%, 04/01/30	14,906
71,298	ARM, 2.886%, 04/01/34	75,692
24,546	ARM, 2.956%, 01/01/37	26,211
	FHLMC Gold Pools, 15 Year, Single Family,
2,747	4.500%, 08/01/18	2,818
6,510	6.500%, 10/01/17 - 02/01/19	6,577
10,868	FHLMC Gold Pools, 20 Year, Single Family, 6.000%, 12/01/22	12,277
	FHLMC Gold Pools, 30 Year, Single Family,
57,709	5.500%, 10/01/33	66,206
117,950	6.000%, 04/01/26 - 02/01/39	133,461
126,426	6.500%, 11/01/25 - 11/01/34	143,408
57,871	7.000%, 04/01/35	67,409
3,056	8.500%, 07/01/28	3,675
	FHLMC Gold Pools, Other,
1,472,503	3.500%, 04/01/33 - 06/01/42	1,523,101
697,888	4.000%, 06/01/42 - 01/01/46	740,008
39,789	7.000%, 07/01/29	43,713
	FHLMC, 30 Year, Single Family,
4,674	10.000%, 01/01/20 - 09/01/20	4,732

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	FNMA,
195	ARM, 2.282%, 03/01/19	198
35,478	ARM, 2.652%, 07/01/33	37,389
77,684	ARM, 2.691%, 08/01/34	81,841
195,886	ARM, 2.741%, 01/01/35	204,444
54,537	ARM, 2.829%, 10/01/34	57,710
50,414	ARM, 2.845%, 05/01/35	52,926
56,901	ARM, 2.889%, 04/01/33	60,158
7,113	ARM, 3.137%, 04/01/34	7,275
67,162	ARM, 3.146%, 01/01/34	70,500
1,314	ARM, 3.891%, 03/01/29	1,396
	FNMA, 15 Year, Single Family,
14,826	3.500%, 05/01/19	15,441
43,870	4.500%, 03/01/23 - 05/01/23	46,390
2,475	5.000%, 06/01/18	2,534
16,545	5.500%, 04/01/22	17,225
18,714	6.000%, 03/01/18 - 09/01/22	19,333
10,174	6.500%, 08/01/20	10,567
	FNMA, 20 Year, Single Family,
22,309	4.500%, 01/01/25	23,986
161,388	5.000%, 11/01/23	175,666
31,527	6.500%, 03/01/19 - 12/01/22	35,669
	FNMA, 30 Year, FHA/VA,
19,247	8.500%, 10/01/26 - 06/01/30	20,174
37,122	9.000%, 04/01/25	41,502
	FNMA, 30 Year, Single Family,
157,479	3.000%, 09/01/31	156,508
855,433	3.500%, 06/01/43	881,121
16,818	4.500%, 04/01/38 - 05/01/39	18,082
50,179	5.000%, 09/01/35	54,813
16,987	5.500%, 01/01/38 - 06/01/38	18,909
80,520	6.000%, 01/01/29 - 03/01/33	93,670
179,235	6.500%, 09/01/25 - 11/01/36	204,531
709	7.000%, 08/01/32	722
11,869	7.500%, 03/01/30	12,624
65,211	8.000%, 03/01/27 - 11/01/28	76,821
	FNMA, Other,
489,000	ARM, 1.324%, 12/01/25	488,690
1,000,000	2.010%, 06/01/20	1,001,140
280,273	2.340%, 12/01/22	278,538
1,000,000	2.400%, 12/01/22 - 02/01/23	990,293
500,000	2.450%, 11/01/22	496,558
500,000	2.500%, 04/01/23	495,352
1,000,000	2.520%, 05/01/23	991,372
900,000	2.590%, 06/01/28	858,891
500,000	2.630%, 03/01/26	488,684

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	31

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — continued
1,000,000	3.020%, 07/01/23	1,016,974
650,000	3.030%, 04/01/30	636,213
500,000	3.080%, 04/01/30	494,548
1,000,000	3.100%, 09/01/25	1,012,181
1,000,000	3.120%, 11/01/26	995,207
1,925,000	3.290%, 08/01/26	1,962,650
1,000,000	3.340%, 02/01/27	1,022,316
3,342,711	3.500%, 05/01/43 - 10/01/46	3,445,975
676,453	3.690%, 10/01/29	708,779
300,000	3.765%, 12/01/25	316,377
2,000,000	3.980%, 08/01/25	2,136,882
1,319,577	4.000%, 07/01/42 - 09/01/42	1,398,761
78,701	5.500%, 09/01/33 - 04/01/38	86,652
189,690	5.857%, 10/01/17	195,213
42,919	6.000%, 09/01/28	48,535
132,137	6.500%, 10/01/35	143,996
	GNMA II,
216,992	ARM, 2.625%, 07/20/34 - 09/20/34	223,488
	GNMA II, 30 Year, Single Family,
1,855	7.500%, 12/20/26	2,184
38,670	8.000%, 11/20/26 - 01/20/27	45,878
1,804	8.500%, 05/20/25	2,016
165,124	GNMA II, Other, 3.750%, 12/20/32	172,776
	GNMA, 30 Year, Single Family,
2,830,805	5.500%, 06/15/38 - 09/15/38	3,310,072
99,772	6.000%, 05/15/37 - 10/15/38	113,135
47,104	6.500%, 03/15/28 - 12/15/38	54,153
18,859	7.000%, 12/15/25 - 06/15/33	21,516
12,219	7.500%, 05/15/23 - 09/15/28	13,138
7,392	8.000%, 09/15/22 - 10/15/27	8,085
1,846	9.000%, 11/15/24	2,015
30,305	9.500%, 10/15/24	32,600

	Total Mortgage-Backed Securities (Cost $31,624,068)	31,557,050

Municipal Bonds — 0.2% (t)
	Illinois — 0.1%
160,000	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33	142,960

	New York — 0.1%
30,000	New York State Dormitory Authority, State Personal Income Tax, Series D, Rev., 5.600%, 03/15/40	37,105
130,000	Port Authority of New York & New Jersey, Consolidated, Series 164, Rev., 5.647%, 11/01/40	156,666

		193,771

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Ohio — 0.0% (g)
98,000	Ohio State University, General Receipts, Series A, Rev., 4.800%, 06/01/11[2]	95,246

	Total Municipal Bonds (Cost $416,174)	431,977

U.S. Government Agency Securities — 9.9%
30,000	FHLMC, 0.750%, 04/09/18	29,885
2,000,000	Financing Corp., 15.008%, 11/02/18 (n)	1,953,158
3,000,000	FNMA, 13.194%, 10/09/19 (n)	2,844,741
630,000	FNMA STRIPS, 13.987%, 03/23/28 (n)	433,974
	Residual Funding Corp. STRIPS,
8,000,000	1.231%, 10/15/19 (n)	7,667,296
65,000	1.387%, 01/15/21 (n)	59,710
8,000,000	1.933%, 10/15/20 (n)	7,471,072
4,100,000	11.814%, 07/15/20 (n)	3,837,268
	Resolution Funding Corp. STRIPS,
15,000	2.185%, 10/15/25 (n)	11,787
20,000	2.783%, 01/15/26 (n)	15,392
	Tennessee Valley Authority,
161,000	4.250%, 09/15/65	165,306
33,000	4.625%, 09/15/60	36,596
140,000	5.250%, 09/15/39	175,526

	Total U.S. Government Agency Securities (Cost $23,587,239)	24,701,711

U.S. Treasury Obligations — 22.2%
	U.S. Treasury Bond,
200,000	2.875%, 05/15/43	192,765
1,000,000	3.000%, 11/15/45	984,019
280,000	3.500%, 02/15/39	305,638
100,000	3.875%, 08/15/40	114,602
105,000	4.250%, 05/15/39	127,252
1,815,000	4.375%, 02/15/38	2,251,442
1,415,000	4.375%, 11/15/39	1,743,612
175,000	4.500%, 05/15/38	220,645
50,000	6.250%, 05/15/30	70,619
338,000	8.000%, 11/15/21	432,517
	U.S. Treasury Inflation Indexed Bond,
100,000	2.500%, 01/15/29	135,776
300,000	3.625%, 04/15/28	589,469
170,000	U.S. Treasury Inflation Indexed Note, 1.375%, 07/15/18	197,744
	U.S. Treasury Note,
315,000	0.625%, 09/30/17	314,549
200,000	0.750%, 02/15/19	197,957
150,000	1.250%, 10/31/18	150,212

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — continued
125,000	1.250%, 11/30/18	125,155
200,000	1.375%, 12/31/18	200,603
400,000	1.500%, 08/31/18	402,442
1,000,000	1.750%, 02/28/22	987,020
150,000	1.750%, 09/30/22	146,994
1,600,000	1.750%, 05/15/23	1,556,526
100,000	2.000%, 10/31/21	100,191
150,000	2.000%, 07/31/22	149,287
200,000	2.125%, 08/31/20	203,090
500,000	2.125%, 08/15/21	504,273
300,000	2.125%, 12/31/21	302,261
400,000	2.250%, 07/31/18	407,147
115,000	2.250%, 04/30/21	116,914
200,000	2.625%, 11/15/20	206,559
1,542,000	3.125%, 05/15/19	1,607,204
600,000	3.125%, 05/15/21	631,721
300,000	3.500%, 02/15/18	308,393
450,000	3.500%, 05/15/20	478,024
650,000	3.625%, 02/15/21	697,161
	U.S. Treasury STRIPS,
1,000,000	1.602%, 11/15/19 (n)	958,003
310,000	1.766%, 02/15/20 (n)	295,066
1,790,000	1.935%, 05/15/21 (n)	1,644,665
1,800,000	2.029%, 08/15/21 (n)	1,639,823
1,660,000	2.073%, 08/15/23 (n)	1,424,019
12,173,000	2.118%, 05/15/20 (n)	11,511,653
730,000	2.228%, 05/15/19 (n)	707,109
500,000	2.338%, 11/15/23 (n)	425,574
710,000	2.379%, 02/15/21 (n)	656,809
2,650,000	2.472%, 05/15/23 (n)	2,289,568
760,000	2.543%, 05/15/22 (n)	677,290
970,000	2.569%, 02/15/22 (n)	871,036
150,000	2.599%, 02/15/18 (n)	148,279
2,200,000	2.644%, 05/15/34 (n)	1,309,194
500,000	2.655%, 11/15/22 (n)	439,261
140,000	2.762%, 05/15/28 (n)	102,343
2,690,000	2.768%, 02/15/23 (n)	2,343,103
300,000	2.835%, 08/15/32 (n)	190,180
27,000	2.843%, 02/15/28 (n)	19,935
200,000	2.862%, 08/15/22 (n)	176,910
350,000	2.866%, 08/15/20 (n)	328,841
65,000	3.027%, 02/15/35 (n)	37,690
250,000	3.036%, 08/15/27 (n)	187,530
110,000	3.053%, 11/15/24 (n)	90,704
760,000	3.057%, 11/15/31 (n)	493,885
615,000	3.111%, 11/15/21 (n)	556,582

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

50,000	3.121%, 11/15/34 (n)	29,268
23,000	3.203%, 08/15/26 (n)	17,861
400,000	3.290%, 08/15/19 (n)	385,183
2,250,000	3.315%, 05/15/32 (n)	1,437,577
250,000	3.332%, 05/15/35 (n)	143,742
250,000	3.368%, 11/15/26 (n)	192,197
50,000	3.419%, 02/15/25 (n)	40,839
350,000	3.444%, 02/15/32 (n)	225,325
700,000	3.445%, 02/15/27 (n)	534,596
400,000	3.454%, 02/15/33 (n)	248,998
1,175,000	3.589%, 05/15/33 (n)	724,949
300,000	3.600%, 08/15/30 (n)	204,180
200,000	3.612%, 11/15/29 (n)	139,462
275,000	3.615%, 05/15/31 (n)	181,806
300,000	3.625%, 08/15/29 (n)	210,647
300,000	3.669%, 11/15/30 (n)	202,085
710,000	3.688%, 11/15/27 (n)	528,370
658,000	3.733%, 02/15/29 (n)	469,113
800,000	3.886%, 11/15/32 (n)	502,758
550,000	3.924%, 02/15/31 (n)	368,085
1,025,000	3.982%, 11/15/33 (n)	621,815
300,000	4.321%, 05/15/30 (n)	205,721
100,000	4.608%, 05/15/26 (n)	78,258
375,000	4.751%, 02/15/34 (n)	225,566
975,000	4.753%, 02/15/30 (n)	673,784
100,000	5.584%, 08/15/33 (n)	61,249
100,000	6.313%, 11/15/28 (n)	71,893
125,000	6.357%, 05/15/27 (n)	94,768
50,000	6.396%, 08/15/28 (n)	36,283

	Total U.S. Treasury Obligations (Cost $54,830,075)	55,541,213

SHARES
Short-Term Investment — 1.0%
	Investment Company — 1.0%
2,527,488	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.820% (b) (l) (Cost $2,528,246)	2,528,246

	Total Investments — 99.5% (Cost $245,615,560)	249,201,963
	Other Assets in Excess of Liabilities — 0.5%	1,303,850

	NET ASSETS — 100.0%	$250,505,813

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	33

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016

ACES	— Alternative Credit Enhancement Securities
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2016.
CSMC	— Credit Suisse Mortgage Trust
ESOP	— Employee Stock Ownership Program
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2016. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2016.
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2016.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of December 31, 2016.
(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2016.

[1]	— Security matures in 2115.
[2]	— Security matures in 2111.
[3]	— Security matures in 2114.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$246,673,717
Investments in affiliates, at value	2,528,246

Total investment securities, at value	249,201,963
Cash	442
Receivables:
Investment securities sold	5,791
Portfolio shares sold	503,304
Interest from non-affiliates	1,062,515
Dividends from affiliates	637

Total Assets	250,774,652

LIABILITIES:
Payables:
Portfolio shares redeemed	92,547
Accrued liabilities:
Investment advisory fees	71,740
Administration fees	8,886
Distribution fees	15,783
Custodian and accounting fees	20,144
Audit fees	55,556
Other	4,183

Total Liabilities	268,839

Net Assets	$250,505,813

NET ASSETS:
Paid-in-Capital	$241,372,381
Accumulated undistributed net investment income	6,337,479
Accumulated net realized gains (losses)	(790,450)
Net unrealized appreciation (depreciation)	3,586,403

Total Net Assets	$250,505,813

Net Assets:
Class 1	$176,565,657
Class 2	73,940,156

Total	$250,505,813

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	16,288,954
Class 2	6,891,167

Net Asset Value, offering and redemption price per share (a):
Class 1	$10.84
Class 2	10.73

Cost of investments in non-affiliates	$243,087,314
Cost of investments in affiliates	2,528,246

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	35

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$8,328,577
Dividend income from affiliates	27,916

Total investment income	8,356,493

EXPENSES:
Investment advisory fees	1,007,456
Administration fees	206,514
Distribution fees — Class 2	182,311
Custodian and accounting fees	192,015
Professional fees	93,592
Trustees’ and Chief Compliance Officer’s fees	19,853
Printing and mailing costs	50,000
Transfer agency fees — Class 1	2,953
Transfer agency fees — Class 2	424
Other	29,682

Total expenses	1,784,800

Less fees waived	(103,925)
Less expense reimbursements	(1,853)

Net expenses	1,679,022

Net investment income (loss)	6,677,471

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,652,223
Investments in affiliates	395

Net realized gain (loss)	1,652,618

Change in net unrealized appreciation/depreciation on Investments in non-affiliates	(3,742,947)

Net realized/unrealized gains (losses)	(2,090,329)

Change in net assets resulting from operations	$4,587,142

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,677,471	$6,622,489
Net realized gain (loss)	1,652,618	1,895,039
Change in net unrealized appreciation/depreciation	(3,742,947)	(6,474,169)

Change in net assets resulting from operations	4,587,142	2,043,359

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(4,769,944)	(5,713,322)
Class 2
From net investment income	(1,806,180)	(1,784,807)

Total distributions to shareholders	(6,576,124)	(7,498,129)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	14,954,188	43,878,624

NET ASSETS:
Change in net assets	12,965,206	38,423,854
Beginning of period	237,540,607	199,116,753

End of period	$250,505,813	$237,540,607

Accumulated undistributed net investment income	$6,337,479	$6,236,132

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$29,557,461	$62,992,136
Distributions reinvested	4,769,944	5,713,322
Cost of shares redeemed	(35,252,533)	(38,720,632)

Change in net assets resulting from Class 1 capital transactions	$(925,128)	$29,984,826

Class 2
Proceeds from shares issued	$35,923,015	$28,235,123
Distributions reinvested	1,806,180	1,784,807
Cost of shares redeemed	(21,849,879)	(16,126,132)

Change in net assets resulting from Class 2 capital transactions	$15,879,316	$13,893,798

Total change in net assets resulting from capital transactions	$14,954,188	$43,878,624

SHARE TRANSACTIONS:
Class 1
Issued	2,668,220	5,693,602
Reinvested	436,808	522,719
Redeemed	(3,180,281)	(3,493,251)

Change in Class 1 Shares	(75,253)	2,723,070

Class 2
Issued	3,264,283	2,579,613
Reinvested	166,776	164,650
Redeemed	(1,997,931)	(1,476,856)

Change in Class 2 Shares	1,433,128	1,267,407

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Core Bond Portfolio
Class 1
Year Ended December 31, 2016	$10.91	$0.30	$(0.07)	$0.23	$(0.30)
Year Ended December 31, 2015	11.19	0.34	(0.21)	0.13	(0.41)
Year Ended December 31, 2014	11.09	0.38	0.16	0.54	(0.44)
Year Ended December 31, 2013	11.78	0.44	(0.60)	(0.16)	(0.53)
Year Ended December 31, 2012	11.71	0.51	0.10	0.61	(0.54)

Class 2
Year Ended December 31, 2016	10.81	0.27	(0.07)	0.20	(0.28)
Year Ended December 31, 2015	11.10	0.31	(0.21)	0.10	(0.39)
Year Ended December 31, 2014	11.01	0.35	0.16	0.51	(0.42)
Year Ended December 31, 2013	11.72	0.40	(0.59)	(0.19)	(0.52)
Year Ended December 31, 2012	11.68	0.47	0.11	0.58	(0.54)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$10.84	2.12%	$176,565,657	0.59%	2.73%	0.64%	29%
10.91	1.12	178,547,019	0.59	3.08	0.61	20
11.19	4.92	152,618,612	0.59	3.40	0.64	18
11.09	(1.47)	176,728,891	0.59	3.86	0.60	13
11.78	5.33	208,061,368	0.60	4.36	0.62	8

10.73	1.84	73,940,156	0.84	2.47	0.89	29
10.81	0.86	58,993,588	0.84	2.83	0.86	20
11.10	4.71	46,498,141	0.84	3.14	0.88	18
11.01	(1.74)	25,187,518	0.84	3.58	0.85	13
11.72	5.07	9,330,945	0.85	4.00	0.87	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Portfolio’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Portfolio’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at December 31, 2016.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$22,474,112	$6,876,581		$29,350,693
Collateralized Mortgage Obligations	—	38,399,138	907,593		39,306,731
Commercial Mortgage-Backed Securities	—	5,125,745	343,425		5,469,170
Corporate Bonds
Consumer Discretionary	—	3,978,937	—		3,978,937
Consumer Staples	—	2,750,103	—		2,750,103
Energy	—	6,526,978	—		6,526,978
Financials	—	22,343,842	—	(a)	22,343,842
Health Care	—	3,415,011	—		3,415,011
Industrials	—	4,007,601	—		4,007,601
Information Technology	—	4,094,981	—		4,094,981
Materials	—	1,708,777	—		1,708,777
Real Estate	—	2,276,096	—		2,276,096
Telecommunication Services	—	3,560,191	—		3,560,191
Utilities	—	4,839,293	—		4,839,293

Total Corporate Bonds	—	59,501,810	—		59,501,810

Foreign Government Securities	—	813,362	—		813,362
Mortgage-Backed Securities	—	31,177,050	380,000		31,557,050
Municipal Bonds	—	431,977	—		431,977
U.S. Government Agency Securities	—	24,701,711	—		24,701,711
U.S. Treasury Obligations	—	55,541,213	—		55,541,213
Short-Term Investment
Investment Company	2,528,246	—	—		2,528,246

Total Investments in Securities	$2,528,246	$238,166,118	$8,507,599		$249,201,963

(a)	Value is zero.

Transfers between fair value levels are valued utilizing values as of the beginning of the year.

There were no transfers between levels 1 and 2 during the year ended December 31, 2016.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

The following is a summary of investments for which significant unobservable inputs (level 3) were in used in determining fair value:

	Balance as of December 31, 2015	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2016
Investments in Securities
Asset-Backed Securities	$4,179,856	$584	$(4,375)	$(162)	$4,687,870	$(1,779,310)	$728,820	$(936,702)	$6,876,581
Collateralized Mortgage Obligations	1,412,403	—	(121,342)	34,753	161,857	(454,297)	—	(125,781)	907,593
Commercial Mortgage-Backed Securities	38,033	—	(5,934)	(36,835)	98,161	—	250,000	—	343,425
Corporate Bond — Financials	108,500	—	(108,500)	—	—	—	—	—	—	(a)
Mortgage-Backed Securities	—	—	—	—	380,000	—	—	—	380,000

	$5,738,792	$584	$(240,151)	$(2,244)	$5,327,888	$(2,233,607)	$978,820	$(1,062,483)	$8,507,599

(a)	Value is zero.
(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the year ended December 31, 2016.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2016, which were valued using significant unobservable inputs (level 3) amounted to approximately $(128,710). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at December 31, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$4,929,987	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (6.97%)
			Constant Default Rate	0.00% - 50.00% (2.68%)
			Yield (Discount Rate of Cash Flows)	2.22% - 6.82% (3.84%)

Asset-Backed Securities	4,929,987

	717,380	Discounted Cash Flow	Constant Prepayment Rate	1.00% - 28.08% (12.95%)
			Constant Default Rate	0.00% - 9.64% (5.81%)
			Yield (Discount Rate of Cash Flows)	0.50% - 46.74% (7.62%)

Collateralized Mortgage Obligations	717,380

	92,792	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.89%)
			Yield (Discount Rate of Cash Flows)	1.07% - 5.58% (5.54%)

Commercial Mortgage-Backed Securities	92,792

Total	$5,740,159

#	The table above does not include certain level 3 investments that are valued by brokers and pricing services. At December 31, 2016, the value of these investments was $2,767,440. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio.

As of December 31, 2016, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A or Regulation S under the Securities Act.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$—	$—	$—

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.40%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2016, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the year ended December 31, 2016 and is in place until at least April 30, 2017.

For the year ended December 31, 2016, the Portfolio’s service providers waived/reimbursed fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$53,680	$35,792	$89,472	$1,853

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective May 1, 2016, the Adviser, Administrator and/or the Distributor have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. Prior to May 1, 2016, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2016 was $14,453.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2016, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2016, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

4. Investment Transactions

During the year ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$82,780,466	$48,003,145	$9,581,311	$23,280,770

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$245,615,669	$6,731,188	$3,144,894	$3,586,294

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Total Distributions Paid From:
Ordinary Income*	Total Distributions Paid
$6,576,124	$6,576,124

*	Short-term gains are treated as ordinary income for income tax purposes

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

Total Distributions Paid From:
Ordinary Income*	Total Distributions Paid
$7,498,129	$7,498,129

*	Short-term gains are treated as ordinary income for income tax purposes.

As of December 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$6,354,488	$(790,341)	$3,586,294

The cumulative timing differences primarily consist of trustee deferred compensation.

During the year ended December 31, 2016, the Portfolio utilized capital loss carryforwards of $1,651,107.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2016, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$790,341	*

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the Portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Portfolio did not utilize the Credit Facility during the year ended December 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2016, the Portfolio had four omnibus accounts which collectively represented 58.7% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Core Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Core Bond Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agent and custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 15, 2017

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	47

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	151	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	151	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	150	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	151	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	151	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	151	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	151	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	151	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	151	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	151	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	151	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	151	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (151 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	49

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

50	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016 and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Core Bond Portfolio
Class 1
Actual	$1,000.00	$973.10	$2.98	0.60%
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class 2
Actual	1,000.00	971.00	4.21	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

52	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMIM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”)

which allows the Portfolio’s shareholders to share potential economies of scale from the Portfolio’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds in the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the first, second and fourth quintiles based upon the Peer Group, and in the first, first and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the Portfolio’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that based upon both the Peer Group and Universe, the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the third and fourth quintiles, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

54	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	AN-JPMITCBP-1216

Annual Report

JPMorgan Insurance Trust

December 31, 2016

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 20, 2017 (Unaudited)

Dear Shareholder,

The U.S. economy retained its position as the global growth leader among developed nations throughout 2016, which helped drive U.S. asset prices higher and pushed the U.S. Federal Reserve (the “Fed”) to raise interest rates at the end of the year. While the year generally produced positive returns in global financial markets, the path was not necessarily smooth.

“Investors who withstood the sporadic sell-offs in financial markets were generally rewarded with solid returns on a range of asset classes.”

The start to 2016 was marked by a sell-off in global financial markets, mainly in response to worrisome economic data from China, continued weakness in oil prices and concerns about tightening U.S. fiscal policy. By mid-February, the Standard & Poor’s 500 Index (the “S&P 500”) had declined 10% from the start of the year and the price of West Texas Intermediate crude oil dropped by 30% to near $26 a barrel. However, U.S. equity prices and global oil prices had mostly rebounded by the end of March to levels slightly above where they ended in 2015.

During the first quarter of 2016, central banks in China, Japan and the European Union swung into action once again with further accommodative policies. In the U.S., the Fed held off raising interest rates but continued to signal that it would tighten fiscal policy in the months ahead. First quarter gross domestic product in the U.S. increased by 0.8% from the previous quarter and U.S. unemployment rose slightly to 5.0% in March and April but fell back below that level for the remainder of 2016.

The S&P 500 reached record highs in May and remained buoyant for most of June. However, British voters surprised financial markets by choosing to leave the U.K. in a June 23rd referendum. The result stunned many investors and sparked a two-day sell-off that drained an estimated $3.01 trillion from global financial markets. Financial markets quickly recovered in the following days and by July and August, the S&P 500 was again reaching fresh highs. Overall U.S. corporate earnings also rebounded in the third quarter of 2016 and posted the first positive growth in six quarters.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year. The U.S. economy also showed signs for further strength. Following 74 consecutive months of job growth, the U.S. jobless rate in November 2016 stood at its lowest level since 2007.

Against this backdrop, the Fed raised interest rates by a quarter of a point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

In many ways, 2016 ended in a very different place than it began. Investors who withstood the sporadic sell-offs in financial markets were generally rewarded with solid returns on a range of asset classes. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	12.03%
Russell Midcap Index	13.80%

Net Assets as of 12/31/2016	$47,079,031

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Portfolio”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

HOW DID THE MARKET PERFORM?

U.S. equity markets stumbled at the start of 2016 and then rebounded from two brief but sharp sell offs to post positive returns and generally outperform other developed markets for the year. The strength of the U.S. economy relative to other developed market nations along with an increase in U.S. corporate earnings in the second half of the year proved attractive to many investors both domestic and global.

In January 2016, U.S. equity prices had their worst start to any year on record and by mid-February, the Standard & Poor’s 500 Index (the “S&P 500”) had declined 10% from the start of the year. Over the same period, the price of West Texas Intermediate crude oil dropped by 30% to near $26 a barrel. By the end of March, U.S. equity prices and global oil prices had mostly rebounded to levels slightly above where they ended in 2015. In May, the S&P 500 posted its first record-high closing in more than a year and rose 1.5% for the month, marking the longest streak of monthly gains since 2014.

In June, British voters delivered a shock to financial markets when they defied market expectations and voted in favor of leaving the European Union. The surprise outcome of the June 23rd U.K. referendum drove down global financial markets and an estimated $3.01 trillion in market capital was erased within two days of the so-called Brexit vote. However, financial markets recovered much of those losses in the following week. The S&P 500 rebounded to reach new closing highs in July and August.

In the weeks following the November 8th election victory of Republican Party presidential candidate Donald Trump, the S&P 500 surpassed 2,200 points for the first time and reached eight record-high closings between the election and the end of 2016. In particular, energy, pharmaceutical and financial sector stocks rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

In U.S. equity markets overall, value stocks outperformed growth stocks and small-capitalization stocks outperformed both large cap and mid cap stocks. By sector, the energy and financials sectors were top performers, while the health care and real estate sectors underperformed other sectors. For the twelve months ended December 31, 2016, the S&P 500 returned 11.96% and the Russell Midcap Index returned 13.80%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended December 31, 2016. The Portfolio’s security selection in both real estate investment trusts and the consumer staples sector was a leading detractor from performance relative to the Benchmark. The Portfolio’s security selection in the software & services sector and the basic materials sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s overweight position in Tenet Healthcare Corp., its position in CoreCivic Inc. and its underweight position in D.R. Horton Inc. Shares of Tenet Healthcare, an operator of hospitals and outpatient health centers, fell after the company forecast a larger-than-expected loss. Shares of CoreCivic, an operator of prisons formerly known as Corrections Corp. of America, fell after the U.S. federal government unveiled plans to phase out the use of private prison contracts. The Portfolio sold its position in the stock during the reporting period. Shares of D.R. Horton, a home construction company, rose amid increased home sales, revenue and earnings.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Best Buy Inc., NCR Corp. and International Game Technology PLC. Shares of Best Buy, a consumer electronics chain, rose on better-than-expected earnings and sales. Shares of NCR, a maker of automatic teller machines and other transaction technology, rose on an improved business environment for its financial services clients. Shares of International Gaming Technology, a maker of casino gaming devices, rose on better-than-expected earnings.

HOW WAS THE PORTFOLIO POSITIONED?

The JPMorgan Intrepid Investment Team (the “Team”) employed a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

stock market because investors are consistently irrational in making many investment decisions.

The Team aimed to capitalize on these market inefficiencies by targeting what it believed were attractively valued stocks with strong fundamentals and momentum characteristics and sought to sell these stocks when they no longer exhibited these criteria. A disciplined quantitative ranking methodology was utilized to identify stocks in each sector that the Adviser believed to be attractive, a process that was combined with qualitative research and value-added trading. The Portfolio was constructed with limited sector bets so that stock selection was typically the primary driver of relative performance. During the year, the Portfolio was managed and positioned in accordance with this investment philosophy and process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Equinix, Inc.	2.1%
2.	NCR Corp.	2.0
3.	Huntington Ingalls Industries, Inc.	1.9
4.	Marvell Technology Group Ltd., (Bermuda)	1.9
5.	Xerox Corp.	1.8
6.	Tyson Foods, Inc., Class A	1.8
7.	United Continental Holdings, Inc.	1.7
8.	Ingredion, Inc.	1.7
9.	Popular, Inc., (Puerto Rico)	1.6
10.	Western Digital Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	16.8%
Industrials	14.2
Financials	11.3
Consumer Discretionary	10.6
Real Estate	10.1
Health Care	9.4
Energy	7.0
Consumer Staples	6.9
Utilities	6.1
Materials	5.5
Telecommunication Services	0.6
Short-Term Investment	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Portfolio’s composition is subject to change.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	12.03%	14.81%	7.20%
CLASS 2 SHARES	August 16, 2006	11.74	14.52	6.93

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, the Russell Midcap Index and the Lipper Variable Underlying Funds Multi-Cap Core Index from December 31, 2006 to December 31, 2016. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Variable Underlying Funds Multi-Cap Core Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 10.7%
	Auto Components — 0.4%
2,100	Visteon Corp.	168,714

	Automobiles — 1.1%
5,100	Thor Industries, Inc.	510,255

	Diversified Consumer Services — 0.1%
100	Graham Holdings Co., Class B	51,195

	Hotels, Restaurants & Leisure — 1.8%
3,325	Brinker International, Inc.	164,687
1,075	Darden Restaurants, Inc.	78,174
12,450	International Game Technology plc	317,724
1,850	Vail Resorts, Inc.	298,424

		859,009

	Household Durables — 1.3%
22,175	DR Horton, Inc.	606,043

	Internet & Direct Marketing Retail — 1.1%
7,225	Groupon, Inc. (a)	23,987
25,650	Liberty Interactive Corp. QVC Group, Class A (a)	512,487

		536,474

	Leisure Products — 0.1%
800	Hasbro, Inc.	62,232

	Media — 0.4%
1,525	Discovery Communications, Inc., Class C (a)	40,839
5,775	Interpublic Group of Cos., Inc. (The)	135,193

		176,032

	Multiline Retail — 1.4%
13,525	Macy’s, Inc.	484,330
3,875	Nordstrom, Inc.	185,729

		670,059

	Specialty Retail — 1.5%
16,475	Best Buy Co., Inc.	702,988

	Textiles, Apparel & Luxury Goods — 1.5%
7,525	PVH Corp.	679,056

	Total Consumer Discretionary	5,022,057

	Consumer Staples — 6.9%
	Food & Staples Retailing — 1.6%
16,950	Rite Aid Corp. (a)	139,668
9,875	Sysco Corp.	546,779
3,650	US Foods Holding Corp. (a)	100,302

		786,749

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 4.3%
6,250	Ingredion, Inc.	781,000
20,700	Pilgrim’s Pride Corp.	393,093
13,625	Tyson Foods, Inc., Class A	840,390

		2,014,483

	Personal Products — 1.0%
3,150	Herbalife Ltd. (a)	151,641
6,550	Nu Skin Enterprises, Inc., Class A	312,959

		464,600

	Total Consumer Staples	3,265,832

	Energy — 7.0%
	Energy Equipment & Services — 1.5%
4,776	Baker Hughes, Inc.	310,296
12,525	Ensco plc, Class A	121,743
12,950	Nabors Industries Ltd.	212,380
3,000	Rowan Cos. plc, Class A (a)	56,670

		701,089

	Oil, Gas & Consumable Fuels — 5.5%
2,800	Cimarex Energy Co.	380,520
4,775	Devon Energy Corp.	218,074
1,300	Gulfport Energy Corp. (a)	28,132
24,125	Marathon Oil Corp.	417,604
2,225	Marathon Petroleum Corp.	112,029
2,450	Murphy Oil Corp.	76,268
365	Noble Energy, Inc.	13,892
1,225	ONEOK, Inc.	70,327
2,975	PBF Energy, Inc., Class A	82,943
16,750	QEP Resources, Inc. (a)	308,368
1,050	Rice Energy, Inc. (a)	22,417
2,675	Tesoro Corp.	233,929
1,525	Valero Energy Corp.	104,188
8,500	World Fuel Services Corp.	390,235
8,675	WPX Energy, Inc. (a)	126,395

		2,585,321

	Total Energy	3,286,410

	Financials — 11.4%
	Banks — 3.6%
1,825	Citizens Financial Group, Inc.	65,025
2,775	East West Bancorp, Inc.	141,053
1,225	Fifth Third Bancorp	33,038
4,775	KeyCorp	87,239
17,000	Popular, Inc., (Puerto Rico)	744,940
15,050	Regions Financial Corp.	216,118
575	Signature Bank (a)	86,365

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Banks — continued
1,075	SVB Financial Group (a)	184,535
2,975	Zions Bancorp	128,044

		1,686,357

	Capital Markets — 1.1%
168	Donnelley Financial Solutions, Inc. (a)	3,861
2,375	Intercontinental Exchange, Inc.	133,997
875	Lazard Ltd., Class A	35,954
3,525	MSCI, Inc.	277,700
700	Nasdaq, Inc.	46,984
475	Raymond James Financial, Inc.	32,903

		531,399

	Consumer Finance — 2.1%
6,225	Discover Financial Services	448,760
15,350	Synchrony Financial	556,745

		1,005,505

	Insurance — 4.5%
3,150	Allied World Assurance Co. Holdings AG	169,187
3,225	American Financial Group, Inc.	284,187
200	American National Insurance Co.	24,922
1,000	Aon plc	111,530
750	Arch Capital Group Ltd. (a)	64,717
1,550	Aspen Insurance Holdings Ltd., (Bermuda)	85,250
1,550	Assurant, Inc.	143,933
2,300	Assured Guaranty Ltd.	86,871
925	Endurance Specialty Holdings Ltd.	85,470
350	Everest Re Group Ltd.	75,740
725	First American Financial Corp.	26,557
647	FNF Group	21,972
3,350	Hanover Insurance Group, Inc. (The)	304,883
2,100	Hartford Financial Services Group, Inc. (The)	100,065
1,425	Lincoln National Corp.	94,435
1,900	Principal Financial Group, Inc.	109,934
975	Torchmark Corp.	71,916
4,400	Unum Group	193,292
950	Validus Holdings Ltd.	52,259

		2,107,120

	Mortgage Real Estate Investment Trusts (REITs) — 0.1%
1,075	Annaly Capital Management, Inc.	10,718
525	Chimera Investment Corp.	8,935

		19,653

	Total Financials	5,350,034

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 9.4%
	Biotechnology — 1.4%
1,225	ACADIA Pharmaceuticals, Inc. (a)	35,329
1,825	Alkermes plc (a)	101,433
2,050	Alnylam Pharmaceuticals, Inc. (a)	76,752
1,500	BioMarin Pharmaceutical, Inc. (a)	124,260
1,825	Incyte Corp. (a)	182,993
400	Intercept Pharmaceuticals, Inc. (a)	43,460
800	Neurocrine Biosciences, Inc. (a)	30,960
800	Seattle Genetics, Inc. (a)	42,216

		637,403

	Health Care Equipment & Supplies — 3.7%
8,550	Hill-Rom Holdings, Inc.	479,997
16,500	Hologic, Inc. (a)	661,980
5,925	Zimmer Biomet Holdings, Inc.	611,460

		1,753,437

	Health Care Providers & Services — 3.4%
8,550	AmerisourceBergen Corp.	668,524
3,754	Centene Corp. (a)	212,139
150	Humana, Inc.	30,605
12,650	Premier, Inc., Class A (a)	384,054
12,150	Tenet Healthcare Corp. (a)	180,306
975	WellCare Health Plans, Inc. (a)	133,653

		1,609,281

	Pharmaceuticals — 0.9%
7,650	Endo International plc (a)	125,995
2,850	Mallinckrodt plc (a)	141,987
1,825	Perrigo Co. plc	151,895

		419,877

	Total Health Care	4,419,998

	Industrials — 14.2%
	Aerospace & Defense — 3.5%
3,063	HEICO Corp., Class A	207,978
4,941	Huntington Ingalls Industries, Inc.	910,083
1,875	L-3 Communications Holdings, Inc.	285,206
150	Northrop Grumman Corp.	34,887
3,475	Spirit AeroSystems Holdings, Inc., Class A	202,766

		1,640,920

	Airlines — 2.3%
11,825	JetBlue Airways Corp. (a)	265,117
11,000	United Continental Holdings, Inc. (a)	801,680

		1,066,797

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Commercial Services & Supplies — 1.3%
13,800	KAR Auction Services, Inc.	588,156
168	LSC Communications, Inc.	4,986

		593,142

	Construction & Engineering — 2.1%
1,475	Fluor Corp.	77,467
3,775	Jacobs Engineering Group, Inc. (a)	215,175
43,350	KBR, Inc.	723,511

		1,016,153

	Electrical Equipment — 0.5%
3,550	Regal Beloit Corp.	245,838

	Machinery — 2.0%
6,750	Crane Co.	486,810
3,120	Parker-Hannifin Corp.	436,800

		923,610

	Professional Services — 1.5%
5,450	ManpowerGroup, Inc.	484,341
7,775	TransUnion (a)	240,481

		724,822

	Road & Rail — 0.1%
825	Landstar System, Inc.	70,373

	Trading Companies & Distributors — 0.9%
6,375	WESCO International, Inc. (a)	424,256

	Total Industrials	6,705,911

	Information Technology — 16.8%
	Communications Equipment — 1.2%
13,775	ARRIS International plc (a)	415,041
1,000	F5 Networks, Inc. (a)	144,720

		559,761

	Electronic Equipment, Instruments & Components — 0.5%
375	Arrow Electronics, Inc. (a)	26,738
3,425	Avnet, Inc.	163,064
6,650	Fitbit, Inc., Class A (a)	48,678

		238,480

	Internet Software & Services — 1.6%
8,400	InterActiveCorp (a)	544,236
5,875	Yelp, Inc. (a)	224,014

		768,250

	IT Services — 4.5%
9,600	CoreLogic, Inc. (a)	353,568
1,925	Teradata Corp. (a)	52,302

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
3,725	Total System Services, Inc.	182,637
11,450	Vantiv, Inc., Class A (a)	682,649
97,800	Xerox Corp.	853,794

		2,124,950

	Semiconductors & Semiconductor Equipment — 3.7%
13,925	Applied Materials, Inc.	449,360
1,125	Lam Research Corp.	118,946
64,450	Marvell Technology Group Ltd., (Bermuda)	893,921
4,075	Micron Technology, Inc. (a)	89,324
3,800	ON Semiconductor Corp. (a)	48,488
2,000	Skyworks Solutions, Inc.	149,320

		1,749,359

	Software — 1.7%
3,300	Activision Blizzard, Inc.	119,163
3,500	CA, Inc.	111,195
4,225	Citrix Systems, Inc. (a)	377,335
10,950	Nuance Communications, Inc. (a)	163,155

		770,848

	Technology Hardware, Storage & Peripherals — 3.6%
23,625	NCR Corp. (a)	958,230
10,850	Western Digital Corp.	737,257

		1,695,487

	Total Information Technology	7,907,135

	Materials — 5.5%
	Chemicals — 1.5%
14,050	Cabot Corp.	710,087
575	Huntsman Corp.	10,971

		721,058

	Containers & Packaging — 2.5%
2,400	Avery Dennison Corp.	168,528
10,675	Berry Plastics Group, Inc. (a)	520,193
3,675	Crown Holdings, Inc. (a)	193,195
4,175	International Paper Co.	221,525
1,400	Sealed Air Corp.	63,476

		1,166,917

	Metals & Mining — 1.5%
2,025	Newmont Mining Corp.	68,992
1,450	Reliance Steel & Aluminum Co.	115,333
14,425	Steel Dynamics, Inc.	513,241

		697,566

	Total Materials	2,585,541

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate — 10.1%
	Equity Real Estate Investment Trusts (REITs) — 10.1%
2,850	American Campus Communities, Inc.	141,844
13,250	American Homes 4 Rent, Class A	277,985
2,575	Apartment Investment & Management Co., Class A	117,034
25,100	Apple Hospitality REIT, Inc.	501,498
400	Boston Properties, Inc.	50,312
5,750	Brixmor Property Group, Inc.	140,415
8,775	Columbia Property Trust, Inc.	189,540
8,025	Corporate Office Properties Trust	250,540
875	Crown Castle International Corp.	75,924
475	CyrusOne, Inc.	21,247
525	Digital Realty Trust, Inc.	51,586
1,425	Douglas Emmett, Inc.	52,098
2,771	Equinix, Inc.	990,383
13,400	Equity Commonwealth (a)	405,216
2,125	Equity LifeStyle Properties, Inc.	153,212
2,025	Liberty Property Trust	79,988
2,485	Mid-America Apartment Communities, Inc.	243,331
1,075	Regency Centers Corp.	74,121
6,775	Retail Properties of America, Inc., Class A	103,861
150	SL Green Realty Corp.	16,133
19,800	Spirit Realty Capital, Inc.	215,028
1,225	Taubman Centers, Inc.	90,564
147	Ventas, Inc.	9,190
1,950	Vornado Realty Trust	203,522
650	Welltower, Inc.	43,505
8,950	Weyerhaeuser Co.	269,306

	Total Real Estate	4,767,383

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.5%
9,125	CenturyLink, Inc.	216,992

	Wireless Telecommunication Services — 0.1%
7,625	Sprint Corp. (a)	64,203

	Total Telecommunication Services	281,195

	Utilities — 6.1%
	Electric Utilities — 2.2%
3,350	Alliant Energy Corp.	126,931
5,050	Edison International	363,550
3,400	Entergy Corp.	249,798
6,500	FirstEnergy Corp.	201,305
2,900	Great Plains Energy, Inc.	79,315
350	Pinnacle West Capital Corp.	27,311

		1,048,210

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 1.0%
10,337	UGI Corp.	476,329

	Multi-Utilities — 2.9%
2,075	Ameren Corp.	108,854
5,380	CenterPoint Energy, Inc.	132,563
5,050	CMS Energy Corp.	210,181
1,550	Consolidated Edison, Inc.	114,204
2,700	DTE Energy Co.	265,977
3,150	MDU Resources Group, Inc.	90,626
4,050	Public Service Enterprise Group, Inc.	177,714
2,475	Sempra Energy	249,084

		1,349,203

	Total Utilities	2,873,742

	Total Common Stocks (Cost $39,141,805)	46,465,238

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
6,425	Safeway, Inc., expiring 01/30/17 (a)	321
6,425	Safeway, Inc., expiring 01/30/18 (a)	418

	Total Rights (Cost $—)	739

SHARES
Short-Term Investment — 1.5%
	Investment Company — 1.5%
711,750	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $711,750)	711,750

	Total Investments — 100.2% (Cost $39,853,555)	47,177,727
	Liabilities in Excess of Other Assets — (0.2)%	(98,696)

	NET ASSETS — 100.0%	$47,079,031

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	S&P MidCap 400	03/17/17	USD	$497,730	$(7,246)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

MSCI	— Morgan Stanley Capital International
USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$46,465,977
Investments in affiliates, at value	711,750

Total investment securities, at value	47,177,727
Deposits at broker for futures contracts	90,000
Receivables:
Investment securities sold	38,718
Portfolio shares sold	60,249
Dividends from non-affiliates	69,588
Dividends from affiliates	340

Total Assets	47,436,622

LIABILITIES:
Payables:
Investment securities purchased	276,763
Portfolio shares redeemed	15,769
Variation margin on futures contracts	2,572
Accrued liabilities:
Investment advisory fees	11,329
Distribution fees	2,108
Custodian and accounting fees	5,965
Trustees’ and Chief Compliance Officer’s fees	270
Audit fees	37,429
Other	5,386

Total Liabilities	357,591

Net Assets	$47,079,031

NET ASSETS:
Paid-in-Capital	$39,142,853
Accumulated undistributed net investment income	351,742
Accumulated net realized gains (losses)	267,510
Net unrealized appreciation (depreciation)	7,316,926

Total Net Assets	$47,079,031

Net Assets:
Class 1	$37,043,784
Class 2	10,035,247

Total	$47,079,031

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	1,909,701
Class 2	522,622

Net Asset Value, offering and redemption price per share (a):
Class 1	$19.40
Class 2	19.20

Cost of investments in non-affiliates	$39,141,805
Cost of investments in affiliates	711,750

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$767,065
Dividend income from affiliates	2,965

Total investment income	770,030

EXPENSES:
Investment advisory fees	275,213
Administration fees	34,713
Distribution fees — Class 2	18,874
Custodian and accounting fees	29,600
Professional fees	57,460
Trustees’ and Chief Compliance Officer’s fees	19,200
Printing and mailing costs	29,684
Transfer agency fees — Class 1	1,002
Transfer agency fees — Class 2	73
Other	7,041

Total expenses	472,860

Less fees waived	(73,585)
Less expense reimbursements	(746)

Net expenses	398,529

Net investment income (loss)	371,501

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	98,953
Futures	222,211

Net realized gain (loss)	321,164

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	4,200,037
Futures	(9,911)

Change in net unrealized appreciation/depreciation	4,190,126

Net realized/unrealized gains (losses)	4,511,290

Change in net assets resulting from operations	$4,882,791

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	11

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$371,501	$304,925
Net realized gain (loss)	321,164	4,386,451
Change in net unrealized appreciation/depreciation	4,190,126	(7,229,027)

Change in net assets resulting from operations	4,882,791	(2,537,651)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(251,862)	(249,528)
From net realized gains	(3,645,845)	(5,576,903)
Class 2
From net investment income	(42,071)	(23,958)
From net realized gains	(762,102)	(562,099)

Total distributions to shareholders	(4,701,880)	(6,412,488)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,157,327	6,508,813

NET ASSETS:
Change in net assets	6,338,238	(2,441,326)
Beginning of period	40,740,793	43,182,119

End of period	$47,079,031	$40,740,793

Accumulated undistributed net investment income	$351,742	$288,283

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,197,556	$2,707,913
Distributions reinvested	3,897,707	5,826,431
Cost of shares redeemed	(5,827,237)	(7,125,530)

Change in net assets resulting from Class 1 capital transactions	$2,268,026	$1,408,814

Class 2
Proceeds from shares issued	$3,645,442	$5,540,394
Distributions reinvested	804,173	586,057
Cost of shares redeemed	(560,314)	(1,026,452)

Change in net assets resulting from Class 2 capital transactions	$3,889,301	$5,099,999

Total change in net assets resulting from capital transactions	$6,157,327	$6,508,813

SHARE TRANSACTIONS:
Class 1
Issued	220,718	126,069
Reinvested	219,589	273,029
Redeemed	(308,266)	(319,033)

Change in Class 1 Shares	132,041	80,065

Class 2
Issued	195,463	251,009
Reinvested	45,692	27,644
Redeemed	(30,412)	(46,484)

Change in Class 2 Shares	210,743	232,169

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Portfolio
Class 1
Year Ended December 31, 2016	$19.52	$0.17		$1.97	$2.14	$(0.15)	$(2.11)	$(2.26)
Year Ended December 31, 2015	24.30	0.16		(1.27)	(1.11)	(0.16)	(3.51)	(3.67)
Year Ended December 31, 2014	24.44	0.18	(e)(f)	3.22	3.40	(0.16)	(3.38)	(3.54)
Year Ended December 31, 2013	17.58	0.13		6.95	7.08	(0.22)	—	(0.22)
Year Ended December 31, 2012	15.26	0.21	(g)	2.24	2.45	(0.13)	—	(0.13)

Class 2
Year Ended December 31, 2016	19.36	0.13		1.94	2.07	(0.12)	(2.11)	(2.23)
Year Ended December 31, 2015	24.18	0.13		(1.29)	(1.16)	(0.15)	(3.51)	(3.66)
Year Ended December 31, 2014	24.38	0.19	(e)(f)	3.14	3.33	(0.15)	(3.38)	(3.53)
Year Ended December 31, 2013	17.54	0.09		6.93	7.02	(0.18)	—	(0.18)
Year Ended December 31, 2012	15.23	0.17	(g)	2.23	2.40	(0.09)	—	(0.09)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.11 and $0.12 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.49% and 0.53% for Class 1 and Class 2 Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.16 and $0.11 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.93% and 0.66% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$19.40	12.03%	$37,043,784	0.90%	0.92%		1.07%	72%
19.52	(5.87)	34,702,004	0.90	0.73		0.99	79
24.30	15.86	41,254,648	0.90	0.76	(e)(f)	1.03	54
24.44	40.59	40,129,143	0.89	0.62		1.00	57
17.58	16.13	36,038,129	0.90	1.28	(g)	1.02	54

19.20	11.74	10,035,247	1.15	0.67		1.33	72
19.36	(6.12)	6,038,789	1.15	0.62		1.25	79
24.18	15.56	1,927,471	1.14	0.81	(e)(f)	1.28	54
24.38	40.27	49,194	1.14	0.41		1.24	57
17.54	15.82	18,799	1.15	1.00	(g)	1.27	54

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Mid Cap Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Effective November 26, 2016, the Portfolio is offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in its prospectus.

At a special meeting held in December 2016, the Board of Trustees of the Portfolio approved the liquidation of the Portfolio, which is expected to occur on or about May 19, 2017.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Portfolio’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Portfolio’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$47,176,988	$—	$739	$47,177,727

Depreciation in Other Financial Instruments
Futures Contracts	$(7,246)	$—	$—	$(7,246)

(a)	All Portfolio holdings designated in level 1 and level 3 are disclosed individually on the SOI. Level 3 consists of rights. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2016.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long	$871,789
Ending Notional Balance Long	497,730

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(14,109)	$14,109

The reclassifications for the Portfolio relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2016, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreement was in effect for the year ended December 31, 2016 and is in place until at least April 30, 2017.

For the year ended December 31, 2016, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$47,181	$24,996	$72,177	$746

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective May 1, 2016, the Adviser, Administrator and/or the Distributor have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. Prior to May 1, 2016, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2016 was $1,408.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2016, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2016, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$32,267,743	$30,029,055

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$40,082,324	$9,086,645	$1,991,242	$7,095,403

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$534,370	$4,167,510	$4,701,880

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,796,987	$4,615,501	$6,412,488

*	Short-term gains are treated as ordinary income for income tax purposes.

As of December 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Unrealized Appreciation (Depreciation)
$346,998	$489,032	$7,095,403

The cumulative timing differences primarily consist of wash sale loss deferrals.

At December 31, 2016, the Portfolio did not have any net capital loss carry forwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Portfolio did not utilize the Credit Facility during the year ended December 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2016, the Portfolio had four omnibus accounts which collectively represented 67.9% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, on December 21, 2016, the Board of Trustees approved the liquidation of the Portfolio, which will occur on or about May 19, 2017.

PricewaterhouseCoopers LLP

New York, New York

February 15, 2017

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	151	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	151	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	150	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	151	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	151	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	151	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	151	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	151	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	151	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	151	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	151	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	151	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (151 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	23

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Mid Cap Portfolio
Class 1
Actual	$1,000.00	$1,076.60	$4.70	0.90%
Hypothetical	1,000.00	1,020.61	4.57	0.90
Class 2
Actual	1,000.00	1,075.00	6.00	1.15
Hypothetical	1,000.00	1,019.36	5.84	1.15

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMIM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Portfolio’s shareholders to share potential economies of scale from the Portfolio’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds in the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the fourth, second and second quintiles based upon the Peer Group, and in the fourth, first and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the Portfolio’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the fourth quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

TAX LETTER

(Unaudited)

Dividend Received Deductions (DRD)

The Portfolio had 100.00% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2016.

Long Term Capital Gain

The Portfolio distributed $4,167,510, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2016.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	29

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	AN-JPMITIMCP-1216

Annual Report

JPMorgan Insurance Trust

December 31, 2016

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 20, 2017 (Unaudited)

Dear Shareholder,

The U.S. economy retained its position as the global growth leader among developed nations throughout 2016, which helped drive U.S. asset prices higher and pushed the U.S. Federal Reserve (the “Fed”) to raise interest rates at the end of the year. While the year generally produced positive returns in global financial markets, the path was not necessarily smooth.

“Investors who withstood the sporadic sell-offs in financial markets were generally rewarded with solid returns on a range of asset classes.”

The start to 2016 was marked by a sell-off in global financial markets, mainly in response to worrisome economic data from China, continued weakness in oil prices and concerns about tightening U.S. fiscal policy. By mid-February, the Standard & Poor’s 500 Index (the “S&P 500”) had declined 10% from the start of the year and the price of West Texas Intermediate crude oil dropped by 30% to near $26 a barrel. However, U.S. equity prices and global oil prices had mostly rebounded by the end of March to levels slightly above where they ended in 2015.

During the first quarter of 2016, central banks in China, Japan and the European Union swung into action once again with further accommodative policies. In the U.S., the Fed held off raising interest rates but continued to signal that it would tighten fiscal policy in the months ahead. First quarter gross domestic product in the U.S. increased by 0.8% from the previous quarter and U.S. unemployment rose slightly to 5.0% in March and April but fell back below that level for the remainder of 2016.

The S&P 500 reached record highs in May and remained buoyant for most of June. However, British voters surprised financial markets by choosing to leave the U.K. in a June 23rd referendum. The result stunned many investors and sparked a two-day sell-off that drained an estimated $3.01 trillion from global financial markets. Financial markets quickly recovered in the following days and by July and August, the S&P 500 was again reaching fresh highs. Overall U.S. corporate earnings also rebounded in the third quarter of 2016 and posted the first positive growth in six quarters.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year. The U.S. economy also showed signs for further strength. Following 74 consecutive months of job growth, the U.S. jobless rate in November 2016 stood at its lowest level since 2007.

Against this backdrop, the Fed raised interest rates by a quarter of a point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

In many ways, 2016 ended in a very different place than it began. Investors who withstood the sporadic sell-offs in financial markets were generally rewarded with solid returns on a range of asset classes. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	14.69%
Russell Midcap Value Index	20.00%

Net Assets as of 12/31/2016	$544,169,517

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

U.S. equity markets stumbled at the start of 2016 and then rebounded from two brief but sharp sell offs to post positive returns and generally outperform other developed markets for the year. The strength of the U.S. economy relative to other developed market nations along with an increase in U.S. corporate earnings in the second half of the year proved attractive to many investors both domestic and global.

In January 2016, U.S. equity prices had their worst start to any year on record and by mid-February, the Standard & Poor’s 500 Index (the “S&P 500”) had declined 10% from the start of the year. Over the same period, the price of West Texas Intermediate crude oil dropped by 30% to near $26 a barrel. By the end of March, U.S. equity prices and global oil prices had mostly rebounded to levels slightly above where they ended in 2015. In May, the S&P 500 posted its first record-high closing in more than a year and rose 1.5% for the month, marking the longest streak of monthly gains since 2014.

In June, British voters delivered a shock to financial markets when they defied market expectations and voted in favor of leaving the European Union. The surprise outcome of the June 23rd U.K. referendum drove down global financial markets and an estimated $3.01 trillion in market capital was erased within two days of the so-called Brexit vote. However, financial markets recovered much of those losses in the following week. The S&P 500 rebounded to reach new closing highs in July and August.

In the weeks following the November 8th election victory of Republican Party presidential candidate Donald Trump, the S&P 500 surpassed 2,200 points for the first time and reached eight record-high closings between the election and the end of 2016. In particular, energy, pharmaceutical and financial sector stocks rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

In U.S. equity markets overall, value stocks outperformed growth stocks and small-capitalization stocks outperformed both large cap and mid cap stocks. By sector, the energy and financials sectors were top performers, while the health care and real estate sectors underperformed other sectors. For the twelve months ended December 31, 2016, the S&P 500 returned 11.96% and the Russell Midcap Value Index returned 20.00%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended December 31, 2016. The Portfolio’s security selection and overweight position in the consumer staples sector and its security selection in the industrials sector were leading detractors from performance relative to the Benchmark. The Portfolio’s security selection in the utilities sector and its underweight position in the real estate sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Silgan Holdings Inc., Kroger Co. and Ball Corp. Shares of Silgan, a consumer packaging company not held in the Benchmark, fell amid lower-than-expected earnings and declining demand for the company’s metal containers. Shares of Kroger, a supermarket chain not held in the Benchmark, declined after the company reduced its earnings forecast amid intense price competition. Shares of Ball Corp., a product packaging manufacturer, fell ahead of its $6.8 billion takeover of Rexam PLC.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in MSC Industrial Direct Inc. and Energen, and its underweight position in Perrigo Co. Shares of MSCI Industrial Direct, a provider of services and products for metalworking, rose on better-than-expected earnings. Shares of Energen, an oil and gas producer, rose amid a general recovery in global oil prices. Shares of Perrigo, a drug maker not held in the Portfolio, fell amid investor expectations of increased regulatory scrutiny over industry drug pricing.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. During the reporting period, the Portfolio maintained a large overweight position in the consumer discretionary sector, while maintaining its largest underweight position in the energy sector. The Portfolio had no position in the telecommunication services sector during the reporting period.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Energen Corp.	2.2%
2.	EQT Corp.	2.0
3.	Loews Corp.	1.9
4.	Mohawk Industries, Inc.	1.7
5.	M&T Bank Corp.	1.7
6.	Fifth Third Bancorp	1.5
7.	SunTrust Banks, Inc.	1.4
8.	Arrow Electronics, Inc.	1.4
9.	WestRock Co.	1.4
10.	Synopsys, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.7%
Consumer Discretionary	17.0
Real Estate	9.8
Information Technology	9.8
Utilities	8.9
Industrials	8.6
Consumer Staples	6.4
Energy	5.6
Health Care	4.3
Materials	4.0
Short-Term Investment	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Portfolio’s composition is subject to change.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	September 28, 2001	14.69%	15.40%	8.39%

TEN YEAR PERFORMANCE 12/31/06 TO 12/31/16

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Mid Cap Value Portfolio and have been used since the reorganization. As a result, the performance prior to April 25, 2009 is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Multi-Cap Core Index from December 31, 2006 to December 31, 2016. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Multi-Cap Core Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.0%
	Consumer Discretionary — 17.0%
	Auto Components — 0.9%
121,580	BorgWarner, Inc.	4,795,115

	Distributors — 0.9%
50,699	Genuine Parts Co.	4,843,782

	Hotels, Restaurants & Leisure — 1.6%
255,110	Hilton Worldwide Holdings, Inc.	6,938,992
20,096	Marriott International, Inc., Class A	1,661,537

		8,600,529

	Household Durables — 3.0%
47,480	Mohawk Industries, Inc. (a)	9,480,806
157,369	Newell Brands, Inc.	7,026,526

		16,507,332

	Internet & Direct Marketing Retail — 1.3%
63,240	Expedia, Inc.	7,163,827

	Media — 2.3%
69,242	CBS Corp. (Non-Voting), Class B	4,405,176
100,470	DISH Network Corp., Class A (a)	5,820,227
94,435	TEGNA, Inc.	2,019,965

		12,245,368

	Multiline Retail — 1.8%
112,330	Kohl’s Corp.	5,546,856
89,770	Nordstrom, Inc.	4,302,676

		9,849,532

	Specialty Retail — 4.0%
6,678	AutoZone, Inc. (a)	5,274,218
96,245	Bed Bath & Beyond, Inc.	3,911,397
85,210	Best Buy Co., Inc.	3,635,911
167,310	Gap, Inc. (The)	3,754,436
69,700	Tiffany & Co.	5,396,871

		21,972,833

	Textiles, Apparel & Luxury Goods — 1.2%
50,680	PVH Corp.	4,573,363
23,140	Ralph Lauren Corp.	2,090,005

		6,663,368

	Total Consumer Discretionary	92,641,686

	Consumer Staples — 6.4%
	Beverages — 2.1%
31,210	Constellation Brands, Inc., Class A	4,784,805
72,381	Dr Pepper Snapple Group, Inc.	6,562,786

		11,347,591

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.6%
207,204	Kroger Co. (The)	7,150,610
200,580	Rite Aid Corp. (a)	1,652,779

		8,803,389

	Food Products — 0.6%
48,420	TreeHouse Foods, Inc. (a)	3,495,440

	Household Products — 0.4%
51,430	Energizer Holdings, Inc.	2,294,292

	Personal Products — 1.7%
249,640	Coty, Inc., Class A	4,570,908
60,220	Edgewell Personal Care Co. (a)	4,395,458

		8,966,366

	Total Consumer Staples	34,907,078

	Energy — 5.6%
	Oil, Gas & Consumable Fuels — 5.6%
209,663	Energen Corp. (a)	12,091,266
168,060	EQT Corp.	10,991,124
181,480	PBF Energy, Inc., Class A	5,059,663
200,150	Southwestern Energy Co. (a)	2,165,623

	Total Energy	30,307,676

	Financials — 21.7%
	Banks — 8.1%
157,080	Citizens Financial Group, Inc.	5,596,761
295,010	Fifth Third Bancorp	7,956,420
59,110	First Republic Bank	5,446,396
314,520	Huntington Bancshares, Inc.	4,157,954
131,595	Investors Bancorp, Inc.	1,835,750
59,358	M&T Bank Corp.	9,285,372
140,260	SunTrust Banks, Inc.	7,693,261
49,660	Zions Bancorp	2,137,366

		44,109,280

	Capital Markets — 4.6%
31,260	Ameriprise Financial, Inc.	3,467,984
172,800	Invesco Ltd.	5,242,752
64,110	Northern Trust Corp.	5,708,995
74,680	Raymond James Financial, Inc.	5,173,084
74,630	T Rowe Price Group, Inc.	5,616,654

		25,209,469

	Consumer Finance — 0.7%
200,750	Ally Financial, Inc.	3,818,265

	Insurance — 8.3%
5,358	Alleghany Corp. (a)	3,258,307
21,213	Chubb Ltd.	2,802,662

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
146,990	Hartford Financial Services Group, Inc. (The)	7,004,074
221,270	Loews Corp.	10,362,074
89,200	Marsh & McLennan Cos., Inc.	6,029,028
77,390	Progressive Corp. (The)	2,747,345
94,310	Unum Group	4,143,038
36,710	WR Berkley Corp.	2,441,582
166,840	XL Group Ltd., (Ireland)	6,216,458

		45,004,568

	Total Financials	118,141,582

	Health Care — 4.3%
	Health Care Providers & Services — 4.3%
58,040	AmerisourceBergen Corp.	4,538,148
32,950	Cigna Corp.	4,395,200
31,120	Henry Schein, Inc. (a)	4,721,215
29,030	Humana, Inc.	5,922,991
34,621	Universal Health Services, Inc., Class B	3,682,982

	Total Health Care	23,260,536

	Industrials — 8.6%
	Building Products — 0.9%
86,960	Fortune Brands Home & Security, Inc.	4,648,882

	Electrical Equipment — 2.6%
120,980	AMETEK, Inc.	5,879,628
50,110	Hubbell, Inc.	5,847,837
38,680	Regal Beloit Corp.	2,678,590

		14,406,055

	Industrial Conglomerates — 1.2%
58,550	Carlisle Cos., Inc.	6,457,479

	Machinery — 2.9%
65,600	IDEX Corp.	5,907,936
158,990	Rexnord Corp. (a)	3,114,614
38,730	Snap-on, Inc.	6,633,287

		15,655,837

	Trading Companies & Distributors — 1.0%
59,520	MSC Industrial Direct Co., Inc., Class A	5,499,053

	Total Industrials	46,667,306

	Information Technology — 9.8%
	Communications Equipment — 0.9%
129,030	CommScope Holding Co., Inc. (a)	4,799,916

	Electronic Equipment, Instruments & Components — 4.5%
96,220	Amphenol Corp., Class A	6,465,984
105,900	Arrow Electronics, Inc. (a)	7,550,670

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — continued
100,330	CDW Corp.	5,226,190
142,980	Keysight Technologies, Inc. (a)	5,228,778

		24,471,622

	Internet Software & Services — 0.3%
109,600	Match Group, Inc. (a)	1,874,160

	IT Services — 1.3%
77,090	Jack Henry & Associates, Inc.	6,844,050

	Semiconductors & Semiconductor Equipment — 1.4%
52,310	Analog Devices, Inc.	3,798,752
50,080	KLA-Tencor Corp.	3,940,295

		7,739,047

	Software — 1.4%
125,520	Synopsys, Inc. (a)	7,388,107

	Total Information Technology	53,116,902

	Materials — 4.0%
	Chemicals — 0.6%
12,520	Sherwin-Williams Co. (The)	3,364,625

	Containers & Packaging — 3.4%
86,350	Ball Corp.	6,482,294
87,300	Silgan Holdings, Inc.	4,468,014
147,980	WestRock Co.	7,512,945

		18,463,253

	Total Materials	21,827,878

	Real Estate — 9.8%
	Equity Real Estate Investment Trusts (REITs) — 9.4%
55,620	American Campus Communities, Inc.	2,768,208
108,280	American Homes 4 Rent, Class A	2,271,714
28,560	AvalonBay Communities, Inc.	5,059,404
37,340	Boston Properties, Inc.	4,696,625
181,050	Brixmor Property Group, Inc.	4,421,241
12,300	Essex Property Trust, Inc.	2,859,750
95,660	General Growth Properties, Inc.	2,389,587
37,200	HCP, Inc.	1,105,584
197,540	Kimco Realty Corp.	4,970,106
141,477	Outfront Media, Inc.	3,518,533
125,045	Rayonier, Inc.	3,326,197
48,980	Regency Centers Corp.	3,377,171
55,544	Vornado Realty Trust	5,797,127
112,030	Weyerhaeuser Co.	3,370,983
20,900	WP Carey, Inc.	1,234,981

		51,167,211

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Management & Development — 0.4%
68,260	CBRE Group, Inc., Class A (a)	2,149,507

	Total Real Estate	53,316,718

	Utilities — 8.8%
	Electric Utilities — 3.2%
93,550	Edison International	6,734,664
59,720	Westar Energy, Inc.	3,365,222
181,260	Xcel Energy, Inc.	7,377,282

		17,477,168

	Gas Utilities — 1.0%
93,390	National Fuel Gas Co.	5,289,610

	Multi-Utilities — 4.6%
223,740	CenterPoint Energy, Inc.	5,512,954
159,930	CMS Energy Corp.	6,656,286
65,120	Sempra Energy	6,553,677
112,920	WEC Energy Group, Inc.	6,622,758

		25,345,675

	Total Utilities	48,112,453

	Total Common Stocks (Cost $360,825,957)	522,299,815

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.9%
	Investment Company — 3.9%
21,165,749	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $21,165,749)	21,165,749

	Total Investments — 99.9% (Cost $381,991,706)	543,465,564
	Other Assets in Excess of Liabilities — 0.1%	703,953

	NET ASSETS — 100.0%	$544,169,517

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$522,299,815
Investments in affiliates, at value	21,165,749

Total investment securities, at value	543,465,564
Receivables:
Portfolio shares sold	530,725
Dividends from non-affiliates	828,830
Dividends from affiliates	6,896

Total Assets	544,832,015

LIABILITIES:
Payables:
Portfolio shares redeemed	269,868
Accrued liabilities:
Investment advisory fees	296,511
Administration fees	37,549
Custodian and accounting fees	6,386
Trustees’ and Chief Compliance Officer’s fees	224
Audit fees	37,501
Other	14,459

Total Liabilities	662,498

Net Assets	$544,169,517

NET ASSETS:
Paid-in-Capital	$357,255,009
Accumulated undistributed net investment income	4,324,360
Accumulated net realized gains (losses)	21,116,290
Net unrealized appreciation (depreciation)	161,473,858

Total Net Assets	$544,169,517

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):	49,550,274

Net Asset Value, offering and redemption price per share (a):	$10.98

Cost of investments in non-affiliates	$360,825,957
Cost of investments in affiliates	21,165,749

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$8,017,560
Dividend income from affiliates	65,671
Interest income from affiliates	1

Total investment income	8,083,232

EXPENSES:
Investment advisory fees	3,045,585
Administration fees	384,117
Custodian and accounting fees	33,915
Professional fees	63,226
Trustees’ and Chief Compliance Officer’s fees	20,630
Printing and mailing costs	60,317
Transfer agency fees	5,730
Other	46,530

Total expenses	3,660,050

Less fees waived	(31,862)

Net expenses	3,628,188

Net investment income (loss)	4,455,044

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	26,016,242
Change in net unrealized appreciation/depreciation on investments in non-affiliates	34,088,690

Net realized/unrealized gains (losses)	60,104,932

Change in net assets resulting from operations	$64,559,976

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,455,044	$4,024,584
Net realized gain (loss)	26,016,242	24,032,286
Change in net unrealized appreciation/depreciation	34,088,690	(39,858,481)

Change in net assets resulting from operations	64,559,976	(11,801,611)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,917,647)	(4,610,994)
From net realized gains	(23,451,558)	(35,231,833)

Total distributions to shareholders	(27,369,205)	(39,842,827)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	70,789,542	21,567,779

NET ASSETS:
Change in net assets	107,980,313	(30,076,659)
Beginning of period	436,189,204	466,265,863

End of period	$544,169,517	$436,189,204

Accumulated undistributed net investment income	$4,324,360	$3,786,965

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$136,426,089	$83,854,688
Distributions reinvested	27,369,205	39,842,827
Cost of shares redeemed	(93,005,752)	(102,129,736)

Change in net assets resulting from capital transactions	$70,789,542	$21,567,779

SHARE TRANSACTIONS:
Issued	13,027,148	7,684,304
Reinvested	2,734,186	3,675,538
Redeemed	(9,005,971)	(9,423,227)

Change in Shares	6,755,363	1,936,615

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Portfolio
Year Ended December 31, 2016	$10.19	$0.10	(d)	$1.33	$1.43	$(0.09)	$(0.55)	$(0.64)
Year Ended December 31, 2015	11.41	0.09	(d)	(0.34)	(0.25)	(0.11)	(0.86)	(0.97)
Year Ended December 31, 2014	10.57	0.11	(e)	1.41	1.52	(0.09)	(0.59)	(0.68)
Year Ended December 31, 2013	8.17	0.09		2.51	2.60	(0.10)	(0.10)	(0.20)
Year Ended December 31, 2012	6.86	0.10		1.29	1.39	(0.08)	—	(0.08)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.08 and the net investment income (loss) ratio would have been 0.77%.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.98	14.69%	$544,169,517	0.77%	0.95%		0.78%	28%
10.19	(2.66)	436,189,204	0.77	0.87		0.77	17
11.41	15.11	466,265,863	0.79	1.03	(e)	0.79	25
10.57	32.30	408,782,236	0.77	0.95		0.78	26
8.17	20.38	297,394,886	0.78	1.30		0.79	30

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Effective as of the close of business on May 1, 2013, the Portfolio is offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in its prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Portfolio’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Portfolio’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Portfolio is calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$543,465,564	$—	$—	$543,465,564

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2016.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2016, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

E. Waivers and Reimbursements — The Adviser and/or Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.90% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the year ended December 31, 2016 and is in place until at least April 30, 2017.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective May 1, 2016, the Adviser and/or the Administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. Prior to May 1, 2016, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2016 was $31,862.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2016, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2016, the Portfolio incurred $127 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$168,128,589	$127,480,654

During the year ended December 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$385,191,610	$172,881,378	$14,607,424	$158,273,954

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Total Distributions Paid From:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$3,917,647	$23,451,558	$27,369,205

*	Short-term gains are treated as ordinary income for income tax purposes.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

Total Distributions Paid From:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$6,491,740	$33,351,087	$39,842,827

*	Short-term gains are treated as ordinary income for income tax purposes.

As of December 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current	Current
Distributable Ordinary Income	Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
$4,298,233	$25,669,477	$(1,353,283)	$158,273,954

The cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2016, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$1,353,283	*

*	This entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2016, the Portfolio utilized pre-enactment capital loss carryforwards in the amount of $1,353,283.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Portfolio did not utilize the Credit Facility during the year ended December 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2016, the Portfolio had two omnibus accounts which collectively represented 70.3% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Mid Cap Value Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agent and custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 15, 2017

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	19

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	151	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	151	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	150	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	151	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	151	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	151	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	151	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	151	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	151	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	151	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	151	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	151	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (151 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	21

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2016, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Portfolio
Class 1
Actual	$1,000.00	$1,073.30	$4.01	0.77%
Hypothetical	1,000.00	1,021.27	3.91	0.77

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMIM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Portfolio’s shareholders to share potential economies of scale from the Portfolio’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds in the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the third, second and second quintiles based upon the Peer Group, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the Portfolio’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the fourth quintile based upon both the Peer Group and Universe, and that actual total expenses for Class 1 shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

TAX LETTER

(Unaudited)

Dividend Received Deductions (DRD)

The Portfolio had 100.00% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2016.

Long Term Capital Gain

The Portfolio distributed $23,451,558, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2016.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	27

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	AN-JPMITMCVP-1216

Annual Report

JPMorgan Insurance Trust

December 31, 2016

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 20, 2017 (Unaudited)

Dear Shareholder,

The U.S. economy retained its position as the global growth leader among developed nations throughout 2016, which helped drive U.S. asset prices higher and pushed the U.S. Federal Reserve (the “Fed”) to raise interest rates at the end of the year. While the year generally produced positive returns in global financial markets, the path was not necessarily smooth.

“Investors who withstood the sporadic sell-offs in financial markets were generally rewarded with solid returns on a range of asset classes.”

The start to 2016 was marked by a sell-off in global financial markets, mainly in response to worrisome economic data from China, continued weakness in oil prices and concerns about tightening U.S. fiscal policy. By mid-February, the Standard & Poor’s 500 Index (the “S&P 500”) had declined 10% from the start of the year and the price of West Texas Intermediate crude oil dropped by 30% to near $26 a barrel. However, U.S. equity prices and global oil prices had mostly rebounded by the end of March to levels slightly above where they ended in 2015.

During the first quarter of 2016, central banks in China, Japan and the European Union swung into action once again with further accommodative policies. In the U.S., the Fed held off raising interest rates but continued to signal that it would tighten fiscal policy in the months ahead. First quarter gross domestic product in the U.S. increased by 0.8% from the previous quarter and U.S. unemployment rose slightly to 5.0% in March and April but fell back below that level for the remainder of 2016.

The S&P 500 reached record highs in May and remained buoyant for most of June. However, British voters surprised financial markets by choosing to leave the U.K. in a June 23rd referendum. The result stunned many investors and sparked a two-day sell-off that drained an estimated $3.01 trillion from global financial markets. Financial markets quickly recovered in the following days and by July and August, the S&P 500 was again reaching fresh highs. Overall U.S. corporate earnings also rebounded in the third quarter of 2016 and posted the first positive growth in six quarters.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year. The U.S. economy also showed signs for further strength. Following 74 consecutive months of job growth, the U.S. jobless rate in November 2016 stood at its lowest level since 2007.

Against this backdrop, the Fed raised interest rates by a quarter of a point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

In many ways, 2016 ended in a very different place than it began. Investors who withstood the sporadic sell-offs in financial markets were generally rewarded with solid returns on a range of asset classes. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	JPMORGAN INSURANCE FUNDS	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	20.21%
Russell 2000 Index	21.31%

Net Assets as of 12/31/2016	$163,071,005

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

U.S. equity markets stumbled at the start of 2016 and then rebounded from two brief but sharp sell offs to post positive returns and generally outperform other developed markets for the year. The strength of the U.S. economy relative to other developed market nations along with an increase in U.S. corporate earnings in the second half of the year proved attractive to many investors both domestic and global.

In January 2016, U.S. equity prices had their worst start to any year on record and by mid-February, the Standard & Poor’s 500 Index (the “S&P 500”) had declined 10% from the start of the year. Over the same period, the price of West Texas Intermediate crude oil dropped by 30% to near $26 a barrel. By the end of March, U.S. equity prices and global oil prices had mostly rebounded to levels slightly above where they ended in 2015. In May, the S&P 500 posted its first record-high closing in more than a year and rose 1.5% for the month, marking the longest streak of monthly gains since 2014.

In June, British voters delivered a shock to financial markets when they defied market expectations and voted in favor of leaving the European Union. The surprise outcome of the June 23rd U.K. referendum drove down global financial markets and an estimated $3.01 trillion in market capital was erased within two days of the so-called Brexit vote. However, financial markets recovered much of those losses in the following week. The S&P 500 rebounded to reach new closing highs in July and August.

In the weeks following the November 8th election victory of Republican Party presidential candidate Donald Trump, the S&P 500 surpassed 2,200 points for the first time and reached eight record-high closings between the election and the end of 2016. In particular, energy, pharmaceutical and financial sector stocks rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

In U.S. equity markets overall, value stocks outperformed growth stocks and small-capitalization stocks outperformed both large cap and mid cap stocks. By sector, the energy and financials sectors were top performers, while the health care and real estate sectors underperformed other sectors. For the 12 months ended December 31, 2016, the S&P 500 returned 11.96% and the Russell 2000 Index returned 21.31%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended December 31, 2016. The Portfolio’s security selection in the semiconductors and pharmaceutical sectors was a leading detractor from performance relative to the Benchmark, while the Portfolio’s security selection in the software & services and systems hardware sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in First Solar Inc. and FirstCash Inc. and its underweight position in Blucora Inc. Shares of First Solar, a provider of solar energy systems, fell after the company reported that declining prices for solar panels would hurt revenue. Shares of FirstCash, an operator of pawn shops, fell following the Nov. 8th presidential election amid investor concerns that the company’s business in Mexico would be hurt by a decline in the value of the Mexican peso. Shares of Blucora, a provider of Internet search and tax preparation services, rose on better-than-expected earnings.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Quad/Graphics Inc., Talen Energy Corp. and Heartware International Inc. Shares of Quad/Graphics, a commercial printing company, rose following a series of strong earnings results driven by a reduction in capital expenditures. Shares of Talen Energy, an energy and electricity generation company, rose ahead of the company’s acquisition by Riverstone Holdings Inc. Shares of Heartware International, a medical device company, rose after Medtronic Inc. agreed to acquire the company.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sanmina Corp.	1.2%
2.	TCF Financial Corp.	1.0
3.	Trinseo SA	1.0
4.	Barrett Business Services, Inc.	1.0
5.	SkyWest, Inc.	1.0
6.	East West Bancorp, Inc.	1.0
7.	General Cable Corp.	1.0
8.	Huntington Bancshares, Inc.	1.0
9.	Insight Enterprises, Inc.	1.0
10.	ACCO Brands Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.5%
Industrials	18.5
Information Technology	16.9
Health Care	12.3
Consumer Discretionary	9.3
Real Estate	7.4
Materials	4.1
Energy	3.6
Utilities	3.2
Consumer Staples	2.7
Telecommunication Services	0.8
Short-Term Investment	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Portfolio’s composition is subject to change.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	January 3, 1995	20.21%	16.28%	7.31%
CLASS 2 SHARES	April 24, 2009	19.88	15.97	7.09

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Small Cap Core Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the

Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 9.3%
	Auto Components — 2.7%
48,100	American Axle & Manufacturing Holdings, Inc. (a)	928,330
34,200	Cooper Tire & Rubber Co.	1,328,670
14,200	Cooper-Standard Holdings, Inc. (a)	1,467,996
7,400	Dana, Inc.	140,452
13,600	Horizon Global Corp. (a)	326,400
1,700	Stoneridge, Inc. (a)	30,073
4,200	Tower International, Inc.	119,070

		4,340,991

	Diversified Consumer Services — 0.3%
1,500	Capella Education Co.	131,700
17,600	K12, Inc. (a)	302,016

		433,716

	Hotels, Restaurants & Leisure — 1.3%
79,600	Bloomin’ Brands, Inc.	1,435,188
6,000	DineEquity, Inc.	462,000
400	Jack in the Box, Inc.	44,656
13,300	Ruth’s Hospitality Group, Inc.	243,390

		2,185,234

	Household Durables — 0.9%
11,700	Helen of Troy Ltd. (a)	988,065
2,200	Libbey, Inc.	42,812
15,800	Lifetime Brands, Inc.	280,450
1,600	NACCO Industries, Inc., Class A	144,880

		1,456,207

	Internet & Direct Marketing Retail — 0.2%
16,600	Liberty TripAdvisor Holdings, Inc., Class A (a)	249,830

	Leisure Products — 0.1%
7,100	Acushnet Holdings Corp. (a)	139,941

	Media — 0.5%
6,200	Gray Television, Inc. (a)	67,270
2,600	Nexstar Broadcasting Group, Inc., Class A	164,580
18,900	Sinclair Broadcast Group, Inc., Class A	630,315

		862,165

	Specialty Retail — 3.0%
22,700	Caleres, Inc.	745,014
15,000	Cato Corp. (The), Class A	451,200
14,800	Children’s Place, Inc. (The)	1,494,060
15,300	Express, Inc. (a)	164,628
285,345	Office Depot, Inc.	1,289,760
53,600	Rent-A-Center, Inc.	603,000
1,700	Tailored Brands, Inc.	43,435

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
11,400	Tilly’s, Inc., Class A (a)	150,366

		4,941,463

	Textiles, Apparel & Luxury Goods — 0.3%
11,200	Movado Group, Inc.	322,000
7,600	Perry Ellis International, Inc. (a)	189,316

		511,316

	Total Consumer Discretionary	15,120,863

	Consumer Staples — 2.7%
	Food & Staples Retailing — 1.0%
31,480	SpartanNash Co.	1,244,719
32,100	SUPERVALU, Inc. (a)	149,907
9,000	US Foods Holding Corp. (a)	247,320
800	Village Super Market, Inc., Class A	24,720

		1,666,666

	Food Products — 1.2%
28,700	Dean Foods Co.	625,086
23,100	Pilgrim’s Pride Corp.	438,669
3,100	Pinnacle Foods, Inc.	165,695
5,000	Post Holdings, Inc. (a)	401,950
2,700	Sanderson Farms, Inc.	254,448
2,000	TreeHouse Foods, Inc. (a)	144,380

		2,030,228

	Household Products — 0.4%
20,100	Central Garden & Pet Co., Class A (a)	621,090

	Personal Products — 0.1%
2,900	elf Beauty, Inc. (a)	83,926
1,200	USANA Health Sciences, Inc. (a)	73,440

		157,366

	Total Consumer Staples	4,475,350

	Energy — 3.6%
	Energy Equipment & Services — 1.5%
25,800	Archrock, Inc.	340,560
50,200	Atwood Oceanics, Inc. (a)	659,126
1,903	Helix Energy Solutions Group, Inc. (a)	16,784
11,300	Matrix Service Co. (a)	256,510
5,400	PHI, Inc. (Non-Voting) (a)	97,308
2,500	Pioneer Energy Services Corp. (a)	17,125
29,700	RigNet, Inc. (a)	687,555
40,500	Seadrill Ltd., (United Kingdom) (a)	138,105
10,712	Superior Energy Services, Inc. (a)	180,819

		2,393,892

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 2.1%
111,600	Abraxas Petroleum Corp. (a)	286,812
24,300	Bill Barrett Corp. (a)	169,857
6,400	Callon Petroleum Co. (a)	98,368
5,100	Carrizo Oil & Gas, Inc. (a)	190,485
2,500	Clayton Williams Energy, Inc. (a)	298,150
29,800	Delek US Holdings, Inc.	717,286
93,000	Denbury Resources, Inc. (a)	342,240
36,400	Eclipse Resources Corp. (a)	97,188
58,900	EP Energy Corp., Class A (a)	385,795
6,600	Green Plains, Inc.	183,810
22,800	Renewable Energy Group, Inc. (a)	221,160
500	REX American Resources Corp. (a)	49,375
1,100	SemGroup Corp., Class A	45,925
16,200	Westmoreland Coal Co. (a)	286,254
2,400	World Fuel Services Corp.	110,184

		3,482,889

	Total Energy	5,876,781

	Financials — 18.5%
	Banks — 10.9%
12,700	Banc of California, Inc.	220,345
6,600	Cathay General Bancorp	250,998
1,364	Community Trust Bancorp, Inc.	67,654
2,700	CU Bancorp (a)	96,660
3,180	Customers Bancorp, Inc. (a)	113,908
32,555	East West Bancorp, Inc.	1,654,771
24,744	Fidelity Southern Corp.	585,690
4,100	Financial Institutions, Inc.	140,220
134,200	First Bancorp, (Puerto Rico) (a)	887,062
4,000	First Business Financial Services, Inc.	94,880
17,800	First Commonwealth Financial Corp.	252,404
4,800	First Community Bancshares, Inc.	144,672
3,800	First Financial Bancorp	108,110
6,200	First Hawaiian, Inc.	215,884
3,800	First Merchants Corp.	143,070
4,400	Franklin Financial Network, Inc. (a)	184,140
42,000	Fulton Financial Corp.	789,600
10,000	Hancock Holding Co.	431,000
27,725	Hanmi Financial Corp.	967,603
11,400	Hilltop Holdings, Inc.	339,720
49,792	Hope Bancorp, Inc.	1,089,947
122,500	Huntington Bancshares, Inc.	1,619,450
1,075	IBERIABANK Corp.	90,031
3,500	MainSource Financial Group, Inc.	120,400
2,471	NBT Bancorp, Inc.	103,485
20,400	PacWest Bancorp	1,110,576

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
35,000	Popular, Inc., (Puerto Rico)	1,533,700
8,800	Preferred Bank	461,296
1,760	Premier Financial Bancorp, Inc.	35,376
4,300	PrivateBancorp, Inc.	233,017
2,350	Sierra Bancorp	62,487
3,400	Southern National Bancorp of Virginia, Inc.	55,556
1,700	Stonegate Bank	70,941
1,300	SVB Financial Group (a)	223,158
86,100	TCF Financial Corp.	1,686,699
1,777	Towne Bank	59,085
13,000	TriCo Bancshares	444,340
12,500	TriState Capital Holdings, Inc. (a)	276,250
5,100	Triumph Bancorp, Inc. (a)	133,365
17,700	Zions Bancorp	761,808

		17,859,358

	Capital Markets — 1.1%
54,900	BGC Partners, Inc., Class A	561,627
2,600	Evercore Partners, Inc., Class A	178,620
4,100	Houlihan Lokey, Inc.	127,592
11,900	INTL. FCStone, Inc. (a)	471,240
1,000	MarketAxess Holdings, Inc.	146,920
3,400	Piper Jaffray Cos. (a)	246,500
1,200	Stifel Financial Corp. (a)	59,940

		1,792,439

	Consumer Finance — 1.2%
58,600	EZCORP, Inc., Class A (a)	624,090
28,620	FirstCash, Inc.	1,345,140

		1,969,230

	Diversified Financial Services — 0.1%
9,900	FNFV Group (a)	135,630
2,200	Marlin Business Services Corp.	45,980

		181,610

	Insurance — 2.6%
31,700	American Equity Investment Life Holding Co.	714,518
6,125	Aspen Insurance Holdings Ltd., (Bermuda)	336,875
39,300	CNO Financial Group, Inc.	752,595
9,300	First American Financial Corp.	340,659
5,200	HCI Group, Inc.	205,296
1,400	Horace Mann Educators Corp.	59,920
6,300	Kinsale Capital Group, Inc.	214,263
4,200	Maiden Holdings Ltd.	73,290
2,800	National General Holdings Corp.	69,972
3,000	Selective Insurance Group, Inc.	129,150
17,100	Stewart Information Services Corp.	787,968

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
3,400	United Fire Group, Inc.	167,178
12,100	Universal Insurance Holdings, Inc.	343,640

		4,195,324

	Mortgage Real Estate Investment Trusts (REITs) — 0.6%
27,800	Capstead Mortgage Corp.	283,282
49,900	Redwood Trust, Inc.	758,979

		1,042,261

	Thrifts & Mortgage Finance — 2.0%
5,800	Dime Community Bancshares, Inc.	116,580
30,200	Flagstar Bancorp, Inc. (a)	813,588
38,900	HomeStreet, Inc. (a)	1,229,240
6,100	Meta Financial Group, Inc.	627,690
7,200	PennyMac Financial Services, Inc., Class A (a)	119,880
7,200	Walker & Dunlop, Inc. (a)	224,640
1,500	Washington Federal, Inc.	51,525

		3,183,143

	Total Financials	30,223,365

	Health Care — 12.4%
	Biotechnology — 4.7%
6,400	Acceleron Pharma, Inc. (a)	163,328
11,400	Achillion Pharmaceuticals, Inc. (a)	47,082
8,600	Acorda Therapeutics, Inc. (a)	161,680
4,300	Adamas Pharmaceuticals, Inc. (a)	72,670
8,100	Aduro Biotech, Inc. (a)	92,340
900	Adverum Biotechnologies, Inc. (a)	2,610
1,300	Agios Pharmaceuticals, Inc. (a)	54,249
15,000	AMAG Pharmaceuticals, Inc. (a)	522,000
61,900	Amicus Therapeutics, Inc. (a)	307,643
8,200	Audentes Therapeutics, Inc. (a)	149,814
5,800	Bellicum Pharmaceuticals, Inc. (a)	78,996
5,900	Bluebird Bio, Inc. (a)	364,030
10,300	Blueprint Medicines Corp. (a)	288,915
15,300	Cara Therapeutics, Inc. (a)	142,137
32,900	Celldex Therapeutics, Inc. (a)	116,466
6,400	Clovis Oncology, Inc. (a)	284,288
5,800	Coherus Biosciences, Inc. (a)	163,270
7,300	Corvus Pharmaceuticals, Inc. (a)	104,390
2,900	Dimension Therapeutics, Inc. (a)	12,615
11,500	Dynavax Technologies Corp. (a)	45,425
17,300	Epizyme, Inc. (a)	209,330
6,500	Esperion Therapeutics, Inc. (a)	81,380
22,600	Exelixis, Inc. (a)	336,966
6,000	FibroGen, Inc. (a)	128,400
500	Five Prime Therapeutics, Inc. (a)	25,055

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
6,100	Global Blood Therapeutics, Inc. (a)	88,145
4,300	Immune Design Corp. (a)	23,650
15,300	Insmed, Inc. (a)	202,419
16,300	Karyopharm Therapeutics, Inc. (a)	153,220
700	Loxo Oncology, Inc. (a)	22,480
6,800	MacroGenics, Inc. (a)	138,992
7,200	Neurocrine Biosciences, Inc. (a)	278,640
5,900	Ophthotech Corp. (a)	28,497
4,300	Puma Biotechnology, Inc. (a)	132,010
10,600	Ra Pharmaceuticals, Inc. (a)	161,014
2,500	Radius Health, Inc. (a)	95,075
5,800	Sage Therapeutics, Inc. (a)	296,148
5,900	Sarepta Therapeutics, Inc. (a)	161,837
12,400	Selecta Biosciences, Inc. (a)	212,660
2,500	Seres Therapeutics, Inc. (a)	24,750
4,000	Spark Therapeutics, Inc. (a)	199,600
45,000	Synergy Pharmaceuticals, Inc. (a)	274,050
11,400	Syros Pharmaceuticals, Inc. (a)	138,624
1,500	TESARO, Inc. (a)	201,720
4,400	Ultragenyx Pharmaceutical, Inc. (a)	309,364
8,400	Vanda Pharmaceuticals, Inc. (a)	133,980
8,300	Voyager Therapeutics, Inc. (a)	105,742
9,900	Xencor, Inc. (a)	260,568

		7,598,264

	Health Care Equipment & Supplies — 3.3%
16,600	AngioDynamics, Inc. (a)	280,042
11,300	Cardiovascular Systems, Inc. (a)	273,573
7,600	Cutera, Inc. (a)	131,860
2,500	Glaukos Corp. (a)	85,750
2,700	ICU Medical, Inc. (a)	397,845
12,700	Inogen, Inc. (a)	853,059
5,400	iRhythm Technologies, Inc. (a)	162,000
21,000	Masimo Corp. (a)	1,415,400
9,900	NuVasive, Inc. (a)	666,864
54,500	OraSure Technologies, Inc. (a)	478,510
7,100	Orthofix International NV (a)	256,878
4,400	West Pharmaceutical Services, Inc.	373,252

		5,375,033

	Health Care Providers & Services — 3.0%
2,000	BioTelemetry, Inc. (a)	44,700
78,200	Cross Country Healthcare, Inc. (a)	1,220,702
1,813	Envision Healthcare Corp. (a)	114,745
40,200	Healthways, Inc. (a)	914,550
23,000	Kindred Healthcare, Inc.	180,550
17,500	Molina Healthcare, Inc. (a)	949,550

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — continued
8,500	Owens & Minor, Inc.	299,965
11,600	PharMerica Corp. (a)	291,740
10,800	RadNet, Inc. (a)	69,660
22,500	Surgery Partners, Inc. (a)	356,625
1,900	Surgical Care Affiliates, Inc. (a)	87,913
2,900	WellCare Health Plans, Inc. (a)	397,532

		4,928,232

	Health Care Technology — 0.3%
27,800	HMS Holdings Corp. (a)	504,848

	Life Sciences Tools & Services — 0.2%
2,700	Cambrex Corp. (a)	145,665
4,400	Medpace Holdings, Inc. (a)	158,708

		304,373

	Pharmaceuticals — 0.9%
7,000	Amphastar Pharmaceuticals, Inc. (a)	128,940
5,500	Cempra, Inc. (a)	15,400
4,900	Flex Pharma, Inc. (a)	25,872
23,200	Horizon Pharma plc (a)	375,376
18,800	Lipocine, Inc. (a)	69,184
5,400	Medicines Co. (The) (a)	183,276
6,200	Pacira Pharmaceuticals, Inc. (a)	200,260
5,953	Reata Pharmaceuticals, Inc., Class A (a)	129,954
7,600	Revance Therapeutics, Inc. (a)	157,320
4,200	Theravance Biopharma, Inc., (Cayman Islands) (a)	133,896

		1,419,478

	Total Health Care	20,130,228

	Industrials — 18.5%
	Aerospace & Defense — 1.4%
13,400	AAR Corp.	442,870
10,600	Engility Holdings, Inc. (a)	357,220
4,800	HEICO Corp., Class A	325,920
2,600	Moog, Inc., Class A (a)	170,768
41,000	Vectrus, Inc. (a)	977,850

		2,274,628

	Air Freight & Logistics — 0.3%
5,700	Atlas Air Worldwide Holdings, Inc. (a)	297,255
3,100	Park-Ohio Holdings Corp.	132,060

		429,315

	Airlines — 1.3%
8,400	Hawaiian Holdings, Inc. (a)	478,800
45,400	SkyWest, Inc.	1,654,830

		2,133,630

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.9%
2,100	American Woodmark Corp. (a)	158,025
19,500	NCI Building Systems, Inc. (a)	305,175
10,000	Universal Forest Products, Inc.	1,021,800

		1,485,000

	Commercial Services & Supplies — 3.3%
11,700	ABM Industries, Inc.	477,828
119,800	ACCO Brands Corp. (a)	1,563,390
14,300	CECO Environmental Corp.	199,485
21,700	Essendant, Inc.	453,530
2,100	Herman Miller, Inc.	71,820
13,500	Interface, Inc.	250,425
9,900	Kimball International, Inc., Class B	173,844
49,100	Quad/Graphics, Inc.	1,319,808
24,800	Steelcase, Inc., Class A	443,920
3,100	Viad Corp.	136,710
1,300	VSE Corp.	50,492
12,800	West Corp.	316,928

		5,458,180

	Construction & Engineering — 1.5%
12,175	EMCOR Group, Inc.	861,503
27,500	HC2 Holdings, Inc. (a)	163,075
26,700	MasTec, Inc. (a)	1,021,275
4,500	Orion Group Holdings, Inc. (a)	44,775
10,718	Tutor Perini Corp. (a)	300,104

		2,390,732

	Electrical Equipment — 1.3%
85,900	General Cable Corp.	1,636,395
6,300	Powell Industries, Inc.	245,700
2,700	Regal Beloit Corp.	186,975

		2,069,070

	Machinery — 3.6%
4,800	Barnes Group, Inc.	227,616
14,118	Columbus McKinnon Corp.	381,751
13,000	Federal Signal Corp.	202,930
43,200	Global Brass & Copper Holdings, Inc.	1,481,760
4,300	Greenbrier Cos., Inc. (The)	178,665
1,700	Hurco Cos., Inc.	56,270
3,200	Hyster-Yale Materials Handling, Inc.	204,064
7,800	Joy Global, Inc.	218,400
6,100	Kadant, Inc.	373,320
2,600	Kennametal, Inc.	81,276
87,000	Meritor, Inc. (a)	1,080,540
1,000	Standex International Corp.	87,850

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Machinery — continued
8,000	TriMas Corp. (a)	188,000
68,900	Wabash National Corp. (a)	1,089,998

		5,852,440

	Professional Services — 3.1%
51,000	Acacia Research Corp. (a)	331,500
25,900	Barrett Business Services, Inc.	1,660,190
3,900	CRA International, Inc.	142,740
14,900	Insperity, Inc.	1,057,155
1,600	Kelly Services, Inc., Class A	36,672
31,800	TriNet Group, Inc. (a)	814,716
26,100	TrueBlue, Inc. (a)	643,365
6,200	WageWorks, Inc. (a)	449,500

		5,135,838

	Road & Rail — 1.2%
53,900	ArcBest Corp.	1,490,335
2,100	Universal Logistics Holdings, Inc.	34,335
31,000	YRC Worldwide, Inc. (a)	411,680

		1,936,350

	Trading Companies & Distributors — 0.6%
7,000	Applied Industrial Technologies, Inc.	415,800
28,700	MRC Global, Inc. (a)	581,462

		997,262

	Total Industrials	30,162,445

	Information Technology — 16.9%
	Communications Equipment — 1.4%
6,100	Bel Fuse, Inc., Class B	188,490
31,661	EMCORE Corp.	275,451
226,600	Extreme Networks, Inc. (a)	1,139,798
29,700	Oclaro, Inc. (a)	265,815
17,500	Quantenna Communications, Inc. (a)	317,275

		2,186,829

	Electronic Equipment, Instruments & Components — 3.5%
28,100	Benchmark Electronics, Inc. (a)	857,050
38,800	Insight Enterprises, Inc. (a)	1,569,072
22,325	Kimball Electronics, Inc. (a)	406,315
2,000	Littelfuse, Inc.	303,540
7,000	Methode Electronics, Inc.	289,450
53,100	Sanmina Corp. (a)	1,946,114
4,100	Tech Data Corp. (a)	347,188

		5,718,729

	Internet Software & Services — 2.1%
18,900	Bankrate, Inc. (a)	208,845
7,700	Carbonite, Inc. (a)	126,280

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services – continued
7,400	Cornerstone OnDemand, Inc. (a)	313,094
8,900	Coupa Software, Inc. (a)	222,589
26,000	Five9, Inc. (a)	368,940
11,000	Intralinks Holdings, Inc. (a)	148,720
15,400	Nutanix, Inc., Class A (a)	409,024
2,500	Q2 Holdings, Inc. (a)	72,125
127,000	RetailMeNot, Inc. (a)	1,181,100
5,300	Web.com Group, Inc. (a)	112,095
25,000	Xactly Corp. (a)	275,000

		3,437,812

	IT Services — 2.6%
1,500	Blackhawk Network Holdings, Inc. (a)	56,513
9,200	Euronet Worldwide, Inc. (a)	666,356
1,900	EVERTEC, Inc., (Puerto Rico)	33,725
7,300	ExlService Holdings, Inc. (a)	368,212
17,600	Planet Payment, Inc. (a)	71,808
4,600	Science Applications International Corp.	390,080
11,700	Sykes Enterprises, Inc. (a)	337,662
91,900	Travelport Worldwide Ltd.	1,295,790
70,200	Unisys Corp. (a)	1,049,490

		4,269,636

	Semiconductors & Semiconductor Equipment — 4.2%
1,400	Acacia Communications, Inc. (a)	86,450
10,000	Advanced Energy Industries, Inc. (a)	547,500
66,600	Advanced Micro Devices, Inc. (a)	755,244
24,150	Alpha & Omega Semiconductor Ltd. (a)	513,670
24,175	Amkor Technology, Inc. (a)	255,046
14,400	Cirrus Logic, Inc. (a)	814,176
24,700	Cohu, Inc.	343,330
81,515	Cypress Semiconductor Corp.	932,532
12,100	First Solar, Inc. (a)	388,289
51,200	IXYS Corp.	609,280
3,800	Nanometrics, Inc. (a)	95,228
11,900	NeoPhotonics Corp. (a)	128,639
3,900	PDF Solutions, Inc. (a)	87,945
5,700	Rudolph Technologies, Inc. (a)	133,095
46,300	Sigma Designs, Inc. (a)	277,800
62,700	Ultra Clean Holdings, Inc. (a)	608,190
44,100	Xcerra Corp. (a)	336,924

		6,913,338

	Software — 3.1%
5,300	8x8, Inc. (a)	75,790
78,400	A10 Networks, Inc. (a)	651,504
1,600	Blackline, Inc. (a)	44,208

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
12,500	CommVault Systems, Inc. (a)	642,500
3,600	Manhattan Associates, Inc. (a)	190,908
7,340	PTC, Inc. (a)	339,622
2,100	QAD, Inc., Class A	63,840
2,500	Qualys, Inc. (a)	79,125
35,100	RingCentral, Inc., Class A (a)	723,060
31,600	Take-Two Interactive Software, Inc. (a)	1,557,564
25,900	TiVo Corp. (a)	541,310
3,700	VASCO Data Security International, Inc. (a)	50,505
6,800	Zendesk, Inc. (a)	144,160

		5,104,096

	Total Information Technology	27,630,440

	Materials — 4.1%
	Chemicals — 2.2%
14,600	FutureFuel Corp.	202,940
14,800	Innophos Holdings, Inc.	773,448
1,000	Innospec, Inc.	68,500
10,400	Minerals Technologies, Inc.	803,400
11,900	OMNOVA Solutions, Inc. (a)	119,000
28,300	Trinseo SA	1,678,190

		3,645,478

	Construction Materials — 0.1%
5,300	Forterra, Inc. (a)	114,798

	Containers & Packaging — 0.7%
2,600	AEP Industries, Inc.	301,860
7,900	Berry Plastics Group, Inc. (a)	384,967
29,400	Graphic Packaging Holding Co.	366,912

		1,053,739

	Metals & Mining — 0.5%
46,000	AK Steel Holding Corp. (a)	469,660
4,900	Commercial Metals Co.	106,722
3,600	Ryerson Holding Corp. (a)	48,060
3,600	Worthington Industries, Inc.	170,784

		795,226

	Paper & Forest Products — 0.6%
11,200	Boise Cascade Co. (a)	252,000
16,200	Schweitzer-Mauduit International, Inc.	737,586

		989,586

	Total Materials	6,598,827

	Real Estate — 7.4%
	Equity Real Estate Investment Trusts (REITs) — 7.4%
1,100	Agree Realty Corp.	50,655
9,900	American Assets Trust, Inc.	426,492

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
3,783	American Campus Communities, Inc.	188,280
8,000	Armada Hoffler Properties, Inc.	116,560
102,200	Ashford Hospitality Trust, Inc.	793,072
24,400	Bluerock Residential Growth REIT, Inc.	334,768
7,500	Chatham Lodging Trust	154,125
6,600	Chesapeake Lodging Trust	170,676
7,200	CoreSite Realty Corp.	571,464
23,438	Cousins Properties, Inc.	199,457
8,100	CubeSmart	216,837
2,100	CyrusOne, Inc.	93,933
6,943	DCT Industrial Trust, Inc.	332,431
8,000	DDR Corp.	122,160
13,500	DiamondRock Hospitality Co.	155,655
7,500	DuPont Fabros Technology, Inc.	329,475
4,400	Easterly Government Properties, Inc.	88,088
6,633	Education Realty Trust, Inc.	280,576
3,300	EPR Properties	236,841
2,100	Equity One, Inc.	64,449
35,800	First Industrial Realty Trust, Inc.	1,004,190
2,600	Franklin Street Properties Corp.	33,696
4,500	Government Properties Income Trust	85,792
24,000	Gramercy Property Trust	220,320
6,000	Highwoods Properties, Inc.	306,060
4,900	Hudson Pacific Properties, Inc.	170,422
6,900	Infra REIT, Inc.	123,579
500	Life Storage, Inc.	42,630
11,000	LTC Properties, Inc.	516,780
24,500	New Senior Investment Group, Inc.	239,855
16,700	NexPoint Residential Trust, Inc.	373,078
2,942	Parkway, Inc. (a)	65,460
1,475	PS Business Parks, Inc.	171,867
7,500	RAIT Financial Trust	25,200
2,400	Ramco-Gershenson Properties Trust	39,792
45,200	Retail Opportunity Investments Corp.	955,076
18,500	Rexford Industrial Realty, Inc.	429,015
17,700	RLJ Lodging Trust	433,473
19,100	Silver Bay Realty Trust Corp.	327,374
40,300	Summit Hotel Properties, Inc.	646,009
2,100	Sun Communities, Inc.	160,881
31,325	Sunstone Hotel Investors, Inc.	477,706
18,800	Xenia Hotels & Resorts, Inc.	365,096

	Total Real Estate	12,139,345

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
6,000	IDT Corp., Class B	111,240

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Diversified Telecommunication Services — continued
53,300	Inteliquent, Inc.	1,221,636

	Total Telecommunication Services	1,332,876

	Utilities — 3.2%
	Electric Utilities — 1.9%
1,325	El Paso Electric Co.	61,612
5,400	IDACORP, Inc.	434,970
2,750	MGE Energy, Inc.	179,575
30,875	Portland General Electric Co.	1,337,814
33,000	Spark Energy, Inc., Class A	999,900
1,900	Westar Energy, Inc.	107,065

		3,120,936

	Gas Utilities — 0.8%
11,300	New Jersey Resources Corp.	401,150
7,800	Southwest Gas Corp.	597,636
3,900	WGL Holdings, Inc.	297,492

		1,296,278

	Independent Power & Renewable Electricity Producers — 0.4%
8,400	Atlantic Power Corp. (a)	21,000
8,700	Ormat Technologies, Inc.	466,494
54,200	TerraForm Global, Inc., Class A (a)	214,090

		701,584

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.1%
1,700	American States Water Co.	77,452
2,000	Consolidated Water Co. Ltd., (Cayman Islands)	21,700

		99,152

	Total Utilities	5,217,950

	Total Common Stocks (Cost $120,947,740)	158,908,470

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
355	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES
Short-Term Investment — 2.7%
	Investment Company — 2.7%
4,387,381	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $4,387,381)	4,387,381

	Total Investments — 100.1% (Cost $125,335,121)	163,295,851
	Liabilities in Excess of Other Assets — (0.1)%	(224,846)

	NET ASSETS — 100.0%	$163,071,005

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
57	E-mini Russell 2000	03/17/17	USD	$3,867,165	$(64,052)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016

Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$158,908,470
Investments in affiliates, at value	4,387,381

Total investment securities, at value	163,295,851
Cash	3,747
Deposits at broker for futures contracts	320,000
Receivables:
Investment securities sold	174,162
Portfolio shares sold	148,948
Dividends from non-affiliates	210,101
Dividends from affiliates	1,295

Total Assets	164,154,104

LIABILITIES:
Payables:
Investment securities purchased	767,109
Portfolio shares redeemed	143,881
Variation margin on futures contracts	16,253
Accrued liabilities:
Investment advisory fees	88,007
Administration fees	11,078
Distribution fees	318
Custodian and accounting fees	10,044
Trustees’ and Chief Compliance Officer’s fees	455
Other	45,954

Total Liabilities	1,083,099

Net Assets	$163,071,005

NET ASSETS:
Paid-in-Capital	$124,463,480
Accumulated undistributed net investment income	616,341
Accumulated net realized gains (losses)	94,506
Net unrealized appreciation (depreciation)	37,896,678

Total Net Assets	$163,071,005

Net Assets:
Class 1	$161,500,800
Class 2	1,570,205

Total	$163,071,005

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	7,181,983
Class 2	70,416

Net Asset Value, offering and redemption price per share (a):
Class 1	$22.49
Class 2	22.30
Cost of investments in non-affiliates	$120,947,740
Cost of investments in affiliates	4,387,381

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

Small Cap Core Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,719,254
Dividend income from affiliates	14,409
Interest income from affiliates	9

Total investment income	1,733,672

EXPENSES:
Investment advisory fees	849,253
Administration fees	107,103
Distribution fees — Class 2	3,085
Custodian and accounting fees	43,957
Professional fees	55,516
Trustees’ and Chief Compliance Officer’s fees	19,537
Printing and mailing costs	46,098
Transfer agency fees — Class 1	3,875
Transfer agency fees — Class 2	105
Other	14,868

Total expenses	1,143,397

Less fees waived	(7,482)

Net expenses	1,135,915

Net investment income (loss)	597,757

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	442,744
Futures	824,521

Net realized gain (loss)	1,267,265

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	25,092,804
Futures	(112,540)

Change in net unrealized appreciation/depreciation	24,980,264

Net realized/unrealized gains (losses)	26,247,529

Change in net assets resulting from operations	$26,845,286

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Small Cap Core Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$597,757	$689,667
Net realized gain (loss)	1,267,265	10,551,313
Change in net unrealized appreciation/depreciation	24,980,264	(18,930,961)

Change in net assets resulting from operations	26,845,286	(7,689,981)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(678,458)	(177,325)
From net realized gains	(10,603,179)	(12,517,152)
Class 2
From net investment income	(2,093)	—
From net realized gains	(98,949)	(155,628)

Total distributions to shareholders	(11,382,679)	(12,850,105)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	23,522,371	31,849,610

NET ASSETS:
Change in net assets	38,984,978	11,309,524
Beginning of period	124,086,027	112,776,503

End of period	$163,071,005	$124,086,027

Accumulated undistributed net investment income	$616,341	$709,044

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$46,155,750	$52,276,467
Distributions reinvested	11,281,637	12,694,477
Cost of shares redeemed	(34,127,527)	(32,966,476)

Change in net assets resulting from Class 1 capital transactions	$23,309,860	$32,004,468

Class 2
Proceeds from shares issued	$426,340	$220,990
Distributions reinvested	101,042	155,628
Cost of shares redeemed	(314,871)	(531,476)

Change in net assets resulting from Class 2 capital transactions	$212,511	$(154,858)

Total change in net assets resulting from capital transactions	$23,522,371	$31,849,610

SHARE TRANSACTIONS:
Class 1
Issued	2,327,550	2,240,673
Reinvested	617,157	564,199
Redeemed	(1,737,248)	(1,450,348)

Change in Class 1 Shares	1,207,459	1,354,524

Class 2
Issued	21,410	9,901
Reinvested	5,564	6,966
Redeemed	(16,438)	(23,956)

Change in Class 2 Shares	10,536	(7,089)

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Portfolio
Class 1
Year Ended December 31, 2016	$20.56	$0.09	(d)	$3.65	$3.74	$(0.11)	$(1.70)	$(1.81)
Year Ended December 31, 2015	24.06	0.13	(d)	(1.19)	(1.06)	(0.03)	(2.41)	(2.44)
Year Ended December 31, 2014	24.03	0.04	(d)	1.98	2.02	(0.03)	(1.96)	(1.99)
Year Ended December 31, 2013	16.98	0.05	(d)(e)	7.11	7.16	(0.11)	—	(0.11)
Year Ended December 31, 2012	14.22	0.13	(f)	2.66	2.79	(0.03)	—	(0.03)

Class 2
Year Ended December 31, 2016	20.38	0.04	(d)	3.62	3.66	(0.04)	(1.70)	(1.74)
Year Ended December 31, 2015	23.90	0.07	(d)	(1.18)	(1.11)	—	(2.41)	(2.41)
Year Ended December 31, 2014	23.91	(0.02	)(d)	1.97	1.95	—	(1.96)	(1.96)
Year Ended December 31, 2013	16.90	(0.01	)(d)(e)	7.09	7.08	(0.07)	—	(0.07)
Year Ended December 31, 2012	14.16	0.09	(f)	2.65	2.74	—	—	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.01 and $(0.05) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.03% and (0.24)% for Class 1 and Class 2 Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.04 and less than $0.01 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.28% and 0.02% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$22.49	20.21%	$161,500,800	0.87%	0.46%		0.87%	55%
20.56	(5.28)	122,865,455	0.85	0.56		0.86	52
24.06	9.59	111,175,638	0.87	0.19		0.87	54
24.03	42.38	105,229,638	0.90	0.24	(e)	0.91	56
16.98	19.66	66,719,964	0.94	0.80	(f)	0.94	44

22.30	19.88	1,570,205	1.12	0.20		1.13	55
20.38	(5.55)	1,220,572	1.14	0.30		1.15	52
23.90	9.30	1,600,865	1.12	(0.09)		1.13	54
23.91	42.02	2,154,402	1.16	(0.03	)(e)	1.16	56
16.90	19.35	1,989,290	1.19	0.54	(f)	1.19	44

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long-term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Portfolio’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Portfolio’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$163,295,851	$—	$—	(b)	$163,295,851

Depreciation in Other Financial Instruments
Futures Contracts	$(64,052)	$—	$—		$(64,052)

(a)	All Portfolio holdings designated in level 1 and level 3 are disclosed individually in the SOI. Level 3 consists of warrants. Please refer to the SOI for industry specifics of the portfolio holdings.
(b)	Value is zero.

There were no transfers among any levels during the year ended December 31, 2016.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long	$3,822,209
Ending Notional Balance Long	3,867,165

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$2	$(9,909)	$9,907

The reclassifications for the Portfolio relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2016, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreement was in effect for the year ended December 31, 2016 and is in place until at least April 30, 2017.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective May 1, 2016, the Adviser, Administrator and/or the Distributor have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. Prior to May 1, 2016, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2016 was $7,482.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2016, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2016, the Portfolio incurred $5 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$84,311,374	$69,879,227

During the year ended December 31, 2016, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$126,442,064	$43,278,305	$6,424,518	$36,853,787

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and non-taxable dividends.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Total Distributions Paid From:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$2,081,724	$9,300,955	$11,382,679

*Short-term	gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,885,969	$10,964,136	$12,850,105

*	Short-term gains are treated as ordinary income for income tax purposes.

As of December 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
$600,176	$1,252,432	$(115,035)	$36,853,788

The cumulative timing differences primarily consist of wash sale loss deferrals and non-taxable dividends.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2016, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$115,035	*

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2016, the Portfolio utilized pre-enactment capital loss carryforwards of $115,035.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Portfolio did not utilize the Credit Facility during the year ended December 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2016, the Portfolio had two omnibus accounts which collectively represented 54.6% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Small Cap Core Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Small Cap Core Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 15, 2017

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	151	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	151	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	150	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	151	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	151	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	151	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	151	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	151	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	151	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	25

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	151	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	151	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	151	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (151 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$1,207.80	$4.83	0.87%
Hypothetical	1,000.00	1,020.76	4.42	0.87
Class 2
Actual	1,000.00	1,206.10	6.21	1.12
Hypothetical	1,000.00	1,019.51	5.69	1.12

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMIM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Portfolio’s shareholders to share potential economies of scale from the Portfolio’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds in the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the third, first and first quintiles based upon the Peer Group, and in the fourth, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the Portfolio’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates.    The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that based upon both the Peer Group and Universe, the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second quintile. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	31

TAX LETTER

(Unaudited)

Dividend Received Deductions (DRD)

The Portfolio had 59.20% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2016.

Long Term Capital Gain

The Portfolio distributed $9,300,955, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2016.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	AN-JPMITSCCP-1216

Annual Report

JPMorgan Insurance Trust

December 31, 2016

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 20, 2017 (Unaudited)

Dear Shareholder,

The U.S. economy retained its position as the global growth leader among developed nations throughout 2016, which helped drive U.S. asset prices higher and pushed the U.S. Federal Reserve (the “Fed”) to raise interest rates at the end of the year. While the year generally produced positive returns in global financial markets, the path was not necessarily smooth.

“Investors who withstood the sporadic sell-offs in financial markets were generally rewarded with solid returns on a range of asset classes.”

The start to 2016 was marked by a sell-off in global financial markets, mainly in response to worrisome economic data from China, continued weakness in oil prices and concerns about tightening U.S. fiscal policy. By mid-February, the Standard & Poor’s 500 Index (the “S&P 500”) had declined 10% from the start of the year and the price of West Texas Intermediate crude oil dropped by 30% to near $26 a barrel. However, U.S. equity prices and global oil prices had mostly rebounded by the end of March to levels slightly above where they ended in 2015.

During the first quarter of 2016, central banks in China, Japan and the European Union swung into action once again with further accommodative policies. In the U.S., the Fed held off raising interest rates but continued to signal that it would tighten fiscal policy in the months ahead. First quarter gross domestic product in the U.S. increased by 0.8% from the previous quarter and U.S. unemployment rose slightly to 5.0% in March and April but fell back below that level for the remainder of 2016.

The S&P 500 reached record highs in May and remained buoyant for most of June. However, British voters surprised financial markets by choosing to leave the U.K. in a June 23rd referendum. The result stunned many investors and sparked a two-day sell-off that drained an estimated $3.01 trillion from global financial markets. Financial markets quickly recovered in the following days and by July and August, the S&P 500 was again reaching fresh highs. Overall U.S. corporate earnings also rebounded in the third quarter of 2016 and posted the first positive growth in six quarters.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year. The U.S. economy also showed signs for further strength. Following 74 consecutive months of job growth, the U.S. jobless rate in November 2016 stood at its lowest level since 2007.

Against this backdrop, the Fed raised interest rates by a quarter of a point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

In many ways, 2016 ended in a very different place than it began. Investors who withstood the sporadic sell-offs in financial markets were generally rewarded with solid returns on a range of asset classes. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	J.P. MORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	10.94%
S&P 500 Index**	11.96%

Net Assets as of 12/31/2016	$99,957,146

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

U.S. equity markets stumbled at the start of 2016 and then rebounded from two brief but sharp sell offs to post positive returns and generally outperform other developed markets for the year. The strength of the U.S. economy relative to other developed market nations along with an increase in U.S. corporate earnings in the second half of the year proved attractive to many investors both domestic and global.

In January 2016, U.S. equity prices had their worst start to any year on record and by mid-February, the Standard & Poor’s 500 Index (the “S&P 500”) had declined 10% from the start of the year. Over the same period, the price of West Texas Intermediate crude oil dropped by 30% to near $26 a barrel. By the end of March, U.S. equity prices and global oil prices had mostly rebounded to levels slightly above where they ended in 2015. In May, the S&P 500 posted its first record-high closing in more than a year and rose 1.5% for the month, marking the longest streak of monthly gains since 2014.

In June, British voters delivered a shock to financial markets when they defied market expectations and voted in favor of leaving the European Union. The surprise outcome of the June 23rd U.K. referendum drove down global financial markets and an estimated $3.01 trillion in market capital was erased within two days of the so-called Brexit vote. However, financial markets recovered much of those losses in the following week. The S&P 500 rebounded to reach new closing highs in July and August.

In the weeks following the November 8th election victory of Republican Party presidential candidate Donald Trump, the S&P 500 surpassed 2,200 points for the first time and reached eight record-high closings between the election and the end of 2016. In particular, energy, pharmaceutical and financial sector stocks rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

In U.S. equity markets overall, value stocks outperformed growth stocks and small-capitalization stocks outperformed both large cap and mid cap stocks. By sector, the energy and financials sectors were top performers, while the health care and real estate sectors underperformed other sectors. For the 12 months ended December 31, 2016, the S&P 500 returned 11.96%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the S&P 500 (the “Benchmark”) for the twelve months ended December 31, 2016. The Portfolio’s security selection in both the pharmaceuticals/medical technology sector and the industrial cyclical sector was a leading detractor from performance relative to the Benchmark. The Portfolio’s security selection in the health services/systems and technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Johnson & Johnson and its overweight positions in Allergan PLC. and Vertex Pharmaceuticals Inc. Shares of Johnson & Johnson, a maker of consumer health products that was not held in the Portfolio, rose on analysts’ expectations for continued revenue growth and profit margin expansion. Shares of drug makers Allergan and Vertex Pharmaceuticals fell amid investor expectations of increased regulatory scrutiny over industry drug pricing.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in UnitedHealth Group Inc., Time Warner Inc. and U.S. Steel Corp. Shares of UnitedHealth, a health insurer, rose after the company issued a better-than-expected earnings forecast. Shares of Time Warner, a media and entertainment company, rose following an $85.4 billion takeover bid from AT&T Inc. Shares of U.S. Steel, a steelmaker, rose amid investor expectations that the administration of President-elect Donald Trump would enact policies benefitting the domestic steel industry.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio’s largest average overweight position compared with the Benchmark was in the consumer cyclical sector and its largest average underweight position was in the consumer staples sector.

2	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Microsoft Corp.	3.2%
2.	UnitedHealth Group, Inc.	2.7
3.	Apple, Inc.	2.4
4.	Alphabet, Inc., Class C	2.3
5.	Broadcom Ltd., (Singapore)	2.2
6.	Honeywell International, Inc.	2.2
7.	Citigroup, Inc.	2.1
8.	Pfizer, Inc.	2.1
9.	Wells Fargo & Co.	2.1
10.	Amazon.com, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	22.2%
Financials	17.1
Consumer Discretionary	14.9
Health Care	13.7
Industrials	10.5
Energy	7.6
Consumer Staples	6.5
Materials	2.6
Utilities	2.2
Telecommunication Services	1.0
Real Estate	0.5
Short-Term Investment	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2016. The Portfolio’s composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	10.94%	15.35%	8.16%
CLASS 2 SHARES	August 16, 2006	10.69	15.05	7.89

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2016

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
	Consumer Discretionary — 14.9%
	Auto Components — 0.6%
8,512	Delphi Automotive plc	573,283

	Automobiles — 1.3%
38,899	General Motors Co.	1,355,241

	Hotels, Restaurants & Leisure — 1.4%
2,420	Carnival Corp.	125,985
3,484	Hilton Worldwide Holdings, Inc.	94,765
6,773	Royal Caribbean Cruises Ltd.	555,657
11,307	Starbucks Corp.	627,765

		1,404,172

	Household Durables — 0.7%
9,071	DR Horton, Inc.	247,910
956	Harman International Industries, Inc.	106,269
2,000	PulteGroup, Inc.	36,760
9,812	Toll Brothers, Inc. (a)	304,172

		695,111

	Internet & Direct Marketing Retail — 1.8%
2,377	Amazon.com, Inc. (a)	1,782,441

	Media — 5.3%
3,678	Charter Communications, Inc., Class A (a)	1,058,970
20,825	Comcast Corp., Class A	1,437,966
9,650	DISH Network Corp., Class A (a)	559,025
5,169	Time Warner, Inc.	498,964
13,684	Twenty-First Century Fox, Inc., Class A	383,699
5,870	Twenty-First Century Fox, Inc., Class B	159,958
11,925	Walt Disney Co. (The)	1,242,823

		5,341,405

	Specialty Retail — 3.7%
6,812	Home Depot, Inc. (The)	913,353
20,302	Lowe’s Cos., Inc.	1,443,878
954	O’Reilly Automotive, Inc. (a)	265,603
14,206	TJX Cos., Inc. (The)	1,067,297

		3,690,131

	Textiles, Apparel & Luxury Goods — 0.1%
796	Carter’s, Inc.	68,766

	Total Consumer Discretionary	14,910,550

	Consumer Staples — 6.5%
	Beverages — 2.7%
1,488	Constellation Brands, Inc., Class A	228,125
8,467	Molson Coors Brewing Co., Class B	823,924
15,455	PepsiCo, Inc.	1,617,057

		2,669,106

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.6%
2,762	Costco Wholesale Corp.	442,224
13,378	Kroger Co. (The)	461,674
8,567	Walgreens Boots Alliance, Inc.	709,005

		1,612,903

	Food Products — 1.3%
3,770	Kraft Heinz Co. (The)	329,197
21,392	Mondelez International, Inc., Class A	948,307

		1,277,504

	Household Products — 0.5%
3,533	Kimberly-Clark Corp.	403,186
1,920	Procter & Gamble Co. (The)	161,433

		564,619

	Tobacco — 0.4%
1,344	Philip Morris International, Inc.	122,963
5,083	Reynolds American, Inc.	284,851

		407,814

	Total Consumer Staples	6,531,946

	Energy — 7.6%
	Energy Equipment & Services — 0.6%
6,390	Schlumberger Ltd.	536,441

	Oil, Gas & Consumable Fuels — 7.0%
5,767	Anadarko Petroleum Corp.	402,133
11,219	Cabot Oil & Gas Corp.	262,076
6,405	Cheniere Energy, Inc. (a)	265,359
4,446	Concho Resources, Inc. (a)	589,539
6,213	Diamondback Energy, Inc. (a)	627,886
14,484	EOG Resources, Inc.	1,464,332
10,637	EQT Corp.	695,660
11,399	Occidental Petroleum Corp.	811,951
7,619	Pioneer Natural Resources Co.	1,371,953
780	Range Resources Corp.	26,801
2,600	Southwestern Energy Co. (a)	28,132
10,591	TransCanada Corp., (Canada)	478,184

		7,024,006

	Total Energy	7,560,447

	Financials — 17.1%
	Banks — 6.9%
55,029	Bank of America Corp.	1,216,141
35,951	Citigroup, Inc.	2,136,568
2,844	East West Bancorp, Inc.	144,561
37,105	KeyCorp	677,908
5,400	SunTrust Banks, Inc.	296,190

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Banks — continued
1,496	SVB Financial Group (a)	256,803
37,785	Wells Fargo & Co.	2,082,331
1,340	Zions Bancorp	57,674

		6,868,176

	Capital Markets — 5.0%
1,000	Ameriprise Financial, Inc.	110,940
2,650	Bank of New York Mellon Corp. (The)	125,557
350	BlackRock, Inc.	133,189
20,615	Charles Schwab Corp. (The)	813,674
4,211	Goldman Sachs Group, Inc. (The)	1,008,324
22,468	Intercontinental Exchange, Inc.	1,267,645
36,949	Morgan Stanley	1,561,095

		5,020,424

	Consumer Finance — 0.7%
4,210	Capital One Financial Corp.	367,281
4,360	Discover Financial Services	314,312

		681,593

	Diversified Financial Services — 0.1%
1,757	Voya Financial, Inc.	68,909

	Insurance — 4.4%
7,339	American International Group, Inc.	479,310
11,421	Arthur J Gallagher & Co.	593,435
12,336	Chubb Ltd.	1,629,832
9,970	Hartford Financial Services Group, Inc. (The)	475,071
3,960	Marsh & McLennan Cos., Inc.	267,657
17,111	MetLife, Inc.	922,112
1,490	XL Group Ltd., (Ireland)	55,517

		4,422,934

	Total Financials	17,062,036

	Health Care — 13.7%
	Biotechnology — 2.8%
650	Alexion Pharmaceuticals, Inc. (a)	79,527
2,865	Biogen, Inc. (a)	812,457
2,937	BioMarin Pharmaceutical, Inc. (a)	243,301
6,089	Celgene Corp. (a)	704,802
7,127	Gilead Sciences, Inc.	510,364
6,695	Vertex Pharmaceuticals, Inc. (a)	493,221

		2,843,672

	Health Care Equipment & Supplies — 1.0%
11,660	Abbott Laboratories	447,861
24,492	Boston Scientific Corp. (a)	529,762

		977,623

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 3.4%
3,466	Aetna, Inc.	429,819
1,571	Humana, Inc.	320,531
16,559	UnitedHealth Group, Inc.	2,650,102

		3,400,452

	Life Sciences Tools & Services — 0.6%
6,211	Agilent Technologies, Inc.	282,973
2,309	Illumina, Inc. (a)	295,644

		578,617

	Pharmaceuticals — 5.9%
5,316	Allergan plc (a)	1,116,413
20,116	Bristol-Myers Squibb Co.	1,175,579
13,242	Eli Lilly & Co.	973,949
8,140	Merck & Co., Inc.	479,202
64,660	Pfizer, Inc.	2,100,157

		5,845,300

	Total Health Care	13,645,664

	Industrials — 10.5%
	Aerospace & Defense — 1.1%
1,353	General Dynamics Corp.	233,609
360	L-3 Communications Holdings, Inc.	54,759
3,010	Northrop Grumman Corp.	700,066
610	United Technologies Corp.	66,868

		1,055,302

	Airlines — 1.7%
19,742	Delta Air Lines, Inc.	971,109
9,375	United Continental Holdings, Inc. (a)	683,250

		1,654,359

	Building Products — 1.0%
7,848	Allegion plc	502,272
17,072	Masco Corp.	539,817

		1,042,089

	Commercial Services & Supplies — 0.0% (g)
460	Waste Connections, Inc., (Canada)	36,151

	Electrical Equipment — 0.2%
2,536	Eaton Corp. plc	170,140

	Industrial Conglomerates — 3.9%
54,408	General Electric Co.	1,719,293
18,880	Honeywell International, Inc.	2,187,248

		3,906,541

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Machinery — 1.5%
3,773	PACCAR, Inc.	241,095
1,819	Snap-on, Inc.	311,540
8,499	Stanley Black & Decker, Inc.	974,750

		1,527,385

	Road & Rail — 1.1%
2,692	Canadian Pacific Railway Ltd., (Canada)	384,337
800	Norfolk Southern Corp.	86,456
6,341	Union Pacific Corp.	657,435

		1,128,228

	Total Industrials	10,520,195

	Information Technology — 22.2%
	Electronic Equipment, Instruments & Components — 0.5%
7,264	TE Connectivity Ltd.	503,250

	Internet Software & Services — 5.7%
2,086	Alphabet, Inc., Class A (a)	1,653,051
2,970	Alphabet, Inc., Class C (a)	2,292,305
14,802	Facebook, Inc., Class A (a)	1,702,970

		5,648,326

	IT Services — 3.6%
9,087	Accenture plc, Class A	1,064,360
5,590	Fidelity National Information Services, Inc.	422,828
6,232	Mastercard, Inc., Class A	643,454
2,060	PayPal Holdings, Inc. (a)	81,308
17,786	Visa, Inc., Class A	1,387,664

		3,599,614

	Semiconductors & Semiconductor Equipment — 5.4%
10,562	Analog Devices, Inc.	767,012
855	ASML Holding NV, (Netherlands)	95,931
12,502	Broadcom Ltd., (Singapore)	2,209,979
3,973	Lam Research Corp.	420,065
1,320	NVIDIA Corp.	140,897
3,173	NXP Semiconductors NV, (Netherlands) (a)	310,986
5,990	ON Semiconductor Corp. (a)	76,432
2,556	QUALCOMM, Inc.	166,651
17,073	Texas Instruments, Inc.	1,245,817

		5,433,770

	Software — 4.4%
8,638	Adobe Systems, Inc. (a)	889,282
51,662	Microsoft Corp.	3,210,277
3,357	Mobileye NV (a)	127,969
3,114	Workday, Inc., Class A (a)	205,804

		4,433,332

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 2.6%
20,405	Apple, Inc.	2,363,307
15,810	HP, Inc.	234,621

		2,597,928

	Total Information Technology	22,216,220

	Materials — 2.6%
	Chemicals — 1.7%
12,040	EI du Pont de Nemours & Co.	883,736
6,471	Eastman Chemical Co.	486,684
12,896	Mosaic Co. (The)	378,240

		1,748,660

	Containers & Packaging — 0.8%
7,018	Crown Holdings, Inc. (a)	368,937
2,689	Sealed Air Corp.	121,919
5,156	WestRock Co.	261,770

		752,626

	Metals & Mining — 0.1%
1,404	Alcoa Corp.	39,424
1,720	United States Steel Corp.	56,777

		96,201

	Total Materials	2,597,487

	Real Estate — 0.5%
	Equity Real Estate Investment Trusts (REITs) — 0.5%
2,216	AvalonBay Communities, Inc.	392,564
4,416	Kimco Realty Corp.	111,107

	Total Real Estate	503,671

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
19,954	AT&T, Inc.	848,644
1,196	SBA Communications Corp., Class A (a)	123,499

	Total Telecommunication Services	972,143

	Utilities — 2.2%
	Electric Utilities — 1.9%
6,869	Edison International	494,499
4,417	NextEra Energy, Inc.	527,655
8,110	PG&E Corp.	492,845
760	Pinnacle West Capital Corp.	59,303
8,025	Xcel Energy, Inc.	326,617

		1,900,919

	Multi-Utilities — 0.3%
1,160	Ameren Corp.	60,854

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — continued
6,880	CMS Energy Corp.	286,345

		347,199

	Total Utilities	2,248,118

	Total Common Stocks (Cost $77,077,572)	98,768,477

Short-Term Investment — 1.2%
	Investment Company — 1.2%
1,151,981	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $1,151,981)	1,151,981

	Total Investments — 100.0% (Cost $78,229,553)	99,920,458
	Other Assets in Excess of Liabilities — 0.0% (g)	36,688

	NET ASSETS — 100.0%	$99,957,146

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2016

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016

U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$98,768,477
Investments in affiliates, at value	1,151,981

Total investment securities, at value	99,920,458
Receivables:
Investment securities sold	107,167
Portfolio shares sold	39,451
Dividends from non-affiliates	111,905
Dividends from affiliates	344

Total Assets	100,179,325

LIABILITIES:
Payables:
Investment securities purchased	62,338
Portfolio shares redeemed	54,984
Accrued liabilities:
Investment advisory fees	46,061
Administration fees	6,316
Distribution fees	2,653
Custodian and accounting fees	7,704
Trustees’ and Chief Compliance Officer’s fees	234
Audit fees	36,996
Other	4,893

Total Liabilities	222,179

Net Assets	$99,957,146

NET ASSETS:
Paid-in-Capital	$78,145,609
Accumulated undistributed net investment income	852,570
Accumulated net realized gains (losses)	(731,938)
Net unrealized appreciation (depreciation)	21,690,905

Total Net Assets	$99,957,146

Net Assets:
Class 1	$87,878,389
Class 2	12,078,757

Total	$99,957,146

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,251,742
Class 2	451,643

Net Asset Value, offering and redemption price per share (a):
Class 1	$27.03
Class 2	26.74

Cost of investments in non-affiliates	$77,077,572
Cost of investments in affiliates	1,151,981

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

U.S. Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,703,255
Dividend income from affiliates	3,954

Total investment income	1,707,209

EXPENSES:
Investment advisory fees	528,538
Administration fees	78,790
Distribution fees — Class 2	28,738
Custodian and accounting fees	44,933
Professional fees	53,750
Trustees’ and Chief Compliance Officer’s fees	19,389
Printing and mailing costs	31,691
Transfer agency fees — Class 1	1,762
Transfer agency fees — Class 2	57
Other	12,648

Total expenses	800,296

Less fees waived	(5,194)
Less expense reimbursements	(505)

Net expenses	794,597

Net investment income (loss)	912,612

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,086,760
Futures	24,362

Net realized gain (loss)	1,111,122

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	7,999,853
Futures	1,907

Change in net unrealized appreciation/depreciation	8,001,760

Net realized/unrealized gains (losses)	9,112,882

Change in net assets resulting from operations	$10,025,494

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	U.S. Equity Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$912,612	$981,755
Net realized gain (loss)	1,111,122	2,772,981
Change in net unrealized appreciation/depreciation	8,001,760	(2,915,153)

Change in net assets resulting from operations	10,025,494	839,583

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(841,979)	(1,009,932)
From net realized gains	(2,988,480)	(4,081,063)
Class 2
From net investment income	(87,125)	(136,973)
From net realized gains	(431,986)	(646,723)

Total distributions to shareholders	(4,349,570)	(5,874,691)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,628,021)	(2,213,303)

NET ASSETS:
Change in net assets	2,047,903	(7,248,411)
Beginning of period	97,909,243	105,157,654

End of period	$99,957,146	$97,909,243

Accumulated undistributed net investment income	$852,570	$883,359

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$5,561,089	$8,978,042
Distributions reinvested	3,830,459	5,090,995
Cost of shares redeemed	(13,113,311)	(14,584,513)

Change in net assets resulting from Class 1 capital transactions	$(3,721,763)	$(515,476)

Class 2
Proceeds from shares issued	$5,511,441	$4,222,289
Distributions reinvested	519,111	783,696
Cost of shares redeemed	(5,936,810)	(6,703,812)

Change in net assets resulting from Class 2 capital transactions	$93,742	$(1,697,827)

Total change in net assets resulting from capital transactions	$(3,628,021)	$(2,213,303)

SHARE TRANSACTIONS:
Class 1
Issued	221,761	345,115
Reinvested	155,710	194,091
Redeemed	(519,009)	(556,536)

Change in Class 1 Shares	(141,538)	(17,330)

Class 2
Issued	220,937	163,590
Reinvested	21,292	30,142
Redeemed	(241,716)	(268,070)

Change in Class 2 Shares	513	(74,338)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Portfolio
Class 1
Year Ended December 31, 2016	$25.50	$0.26	(d)	$2.42	$2.68	$(0.25)	$(0.90)	$(1.15)
Year Ended December 31, 2015	26.75	0.26	(d)	0.01	0.27	(0.30)	(1.22)	(1.52)
Year Ended December 31, 2014	23.71	0.31	(e)	2.96	3.27	(0.23)	—	(0.23)
Year Ended December 31, 2013	17.63	0.21	(d)	6.13	6.34	(0.26)	—	(0.26)
Year Ended December 31, 2012	15.22	0.23	(d)	2.43	2.66	(0.25)	—	(0.25)

Class 2
Year Ended December 31, 2016	25.24	0.18	(d)	2.40	2.58	(0.18)	(0.90)	(1.08)
Year Ended December 31, 2015	26.51	0.19	(d)	0.02	0.21	(0.26)	(1.22)	(1.48)
Year Ended December 31, 2014	23.53	0.27	(e)	2.91	3.18	(0.20)	—	(0.20)
Year Ended December 31, 2013	17.54	0.16	(d)	6.08	6.24	(0.25)	—	(0.25)
Year Ended December 31, 2012	15.18	0.22	(d)	2.39	2.61	(0.25)	—	(0.25)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.25 and $0.20 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.88% and 0.72% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$27.03	10.98%	$87,878,389	0.80%	0.98%		0.80%	61%
25.50	0.86	86,524,771	0.76	0.98		0.76	63
26.75	13.90	91,227,570	0.78	1.16	(e)	0.80	78
23.71	36.29	87,386,499	0.79	1.02		0.80	80
17.63	17.58	75,900,979	0.79	1.40		0.81	71

26.74	10.65	12,078,757	1.05	0.73		1.05	61
25.24	0.63	11,384,472	1.01	0.73		1.01	63
26.51	13.61	13,930,084	1.03	1.01	(e)	1.04	78
23.53	35.90	5,623,314	1.02	0.77		1.04	80
17.54	17.28	1,242,672	1.01	1.27		1.05	71

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Portfolio’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Portfolio’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2016

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$99,920,458	$—	$—	$99,920,458

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2016.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long	$120,451

As of December 31, 2016, the Portfolio did not hold futures contracts.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as

DECEMBER 31, 2016	J.P. MORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

of December 31, 2016, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$(2)	$(14,297)	$14,299

The reclassifications for the Portfolio relate primarily to investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2016, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The expense limitation agreement was in effect for the year ended December 31, 2016 and is in place until at least April 30, 2017.

16	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2016

For the year ended December 31, 2016, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$1,957	$1,321	$3,278	$505

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective May 1, 2016, the Adviser, Administrator and/or the Distributor have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. Prior to May 1, 2016, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2016 was $1,916.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2016, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2016, the Portfolio incurred $11 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$58,284,818	$65,238,343

During the year ended December 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$79,973,432	$21,533,146	$1,586,120	$19,947,026

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Total Distributions Paid From:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$929,104	$3,420,466	$4,349,570

*	Short-term gains are treated as ordinary income for income tax purposes.

DECEMBER 31, 2016	J.P. MORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

Total Distributions Paid From:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,146,905	$4,727,786	$5,874,691

*	Short-term gains are treated as ordinary income for income tax purposes.

As of December 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,000,616	$873,282	$19,947,026

The cumulative timing differences primarily consist of wash sale loss deferrals.

At December 31, 2016, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Portfolio did not utilize the Credit Facility during the year ended December 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2016, the Portfolio had three omnibus accounts which collectively represented 68.5% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

18	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust U.S. Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust U.S. Equity Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 15, 2017

DECEMBER 31, 2016	J.P. MORGAN INSURANCE TRUST	19

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	151	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	151	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	150	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	151	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	151	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	151	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	151	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	151	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	151	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

20	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2016

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	151	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	151	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	151	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (151 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2016	J.P. MORGAN INSURANCE TRUST	21

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

22	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,108.70	$4.29	0.81%
Hypothetical	1,000.00	1,021.06	4.12	0.81
Class 2
Actual	1,000.00	1,106.80	5.61	1.06
Hypothetical	1,000.00	1,019.81	5.38	1.06

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2016	J.P. MORGAN INSURANCE TRUST	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent

24	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2016

and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMIM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Portfolio’s shareholders to share potential economies of scale from the Portfolio’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

DECEMBER 31, 2016	J.P. MORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds in the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the second, first and first quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the Portfolio’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second and third quintiles based upon the Peer Group and Universe, respectively, After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

26	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2016

TAX LETTER

(Unaudited)

Dividends Received Deductions (DRD)

The Portfolio had 100.00% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2016.

Long-Term Capital Gain

The portfolio distributed $3,420,466, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2016.

DECEMBER 31, 2016	J.P. MORGAN INSURANCE TRUST	27

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	AN-JPMITUSEP-1216

Annual Report

JPMorgan Insurance Trust

December 31, 2016

JPMorgan Insurance Trust Income Builder Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call
J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 20, 2017 (Unaudited)

Dear Shareholder,

The U.S. economy retained its position as the global growth leader among developed nations throughout 2016, which helped drive U.S. asset prices higher and pushed the U.S. Federal Reserve (the “Fed”) to raise interest rates at the end of the year. While the year generally produced positive returns in global financial markets, the path was not necessarily smooth.

“Investors who withstood the sporadic sell-offs in financial markets were generally rewarded with solid returns on a range of asset classes.”

The start to 2016 was marked by a sell-off in global financial markets, mainly in response to worrisome economic data from China, continued weakness in oil prices and concerns about tightening U.S. fiscal policy. By mid-February, the Standard & Poor’s 500 Index (the “S&P 500”) had declined 10% from the start of the year and the price of West Texas Intermediate crude oil dropped by 30% to near $26 a barrel. However, U.S. equity prices and global oil prices had mostly rebounded by the end of March to levels slightly above where they ended in 2015.

During the first quarter of 2016, central banks in China, Japan and the European Union swung into action once again with further accommodative policies. In the U.S., the Fed held off raising interest rates but continued to signal that it would tighten fiscal policy in the months ahead. First quarter gross domestic product in the U.S. increased by 0.8% from the previous quarter and U.S. unemployment rose slightly to 5.0% in March and April but fell back below that level for the remainder of 2016.

The S&P 500 reached record highs in May and remained buoyant for most of June. However, British voters surprised financial markets by choosing to leave the U.K. in a June 23rd referendum. The result stunned many investors and sparked a two-day sell-off that drained an estimated $3.01 trillion from global financial markets. Financial markets quickly recovered in the following days and by July and August, the S&P 500 was again reaching fresh highs. Overall U.S. corporate earnings also rebounded in the third quarter of 2016 and posted the first positive growth in six quarters.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year. The U.S. economy also showed signs for further strength. Following 74 consecutive months of job growth, the U.S. jobless rate in November 2016 stood at its lowest level since 2007.

Against this backdrop, the Fed raised interest rates by a quarter of a point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

In many ways, 2016 ended in a very different place than it began. Investors who withstood the sporadic sell-offs in financial markets were generally rewarded with solid returns on a range of asset classes. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	6.21%
MSCI World Index (net of foreign withholding taxes)	7.51%
Income Builder Composite Benchmark	5.71%

Net Assets as of 12/31/2016	$48,571,458

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Income Builder Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation.

HOW DID THE MARKET PERFORM?

U.S. equity markets stumbled at the start of 2016 and then rebounded from two brief but sharp sell offs to post positive returns and generally outperform other developed markets for the year. The strength of the U.S. economy relative to other developed market nations along with an increase in U.S. corporate earnings in the second half of the year proved attractive to many investors both domestic and global.

In January 2016, U.S. equity prices had their worst start to any year on record and by mid-February, the Standard & Poor’s 500 Index (the “S&P 500”) had declined 10% from the start of the year. Over the same period, the price of West Texas Intermediate crude oil dropped by 30% to near $26 a barrel. By the end of March, U.S. equity prices and global oil prices had mostly rebounded to levels slightly above where they ended in 2015. In May, the S&P 500 posted its first record-high closing in more than a year and rose 1.5% for the month, marking the longest streak of monthly gains since 2014.

In June, British voters delivered a shock to financial markets when they defied market expectations and voted in favor of leaving the European Union. The surprise outcome of the June 23rd U.K. referendum drove down global financial markets and an estimated $3.01 trillion in market capital was erased within two days of the so-called Brexit vote. However, financial markets recovered much of those losses in the following week. The S&P 500 rebounded to reach new closing highs in July and August.

In the weeks following the November 8th election victory of Republican Party presidential candidate Donald Trump, the S&P 500 surpassed 2,200 points for the first time and reached eight record-high closings between the election and the end of 2016. Overall, bond markets underperformed equity markets during the reporting period as rising stock prices attracted investors and expectations for rising interest rates in the U.S.

hurt prices for U.S. Treasury bonds and core fixed-income debt securities. In general, U.S. equities and emerging market equities outperformed other developed market equities during the twelve months ended December 31, 2016.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and outperformed the Income Builder Composite Benchmark (the “Composite”), which is made up of 60% Benchmark and 40% Bloomberg Barclays Aggregate Index, for the twelve months ended December 31, 2016. The Portfolio’s allocation to high yield debt (also known as “junk bonds”) helped performance relative to the Benchmark as high yield bonds generally outperformed equities during the reporting period. The Portfolio’s security selection within its equity allocation also contributed to performance relative to the Benchmark.

Relative to the Composite, the Portfolio’s overweight allocation to high yields bonds contributed to performance as core bonds — particularly government bonds — underperformed other sectors of the market toward the end of the reporting period. The Portfolio had no holdings in government bonds. The Portfolio’s increased allocation to U.S. equity toward the end of the reporting period also helped performance relative to the Composite.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to tactically pursue income. The Portfolio reduced its allocation to equity in the first half of the reporting period and increased its allocation to equity following the results of the U.S. presidential election. At the end of the period, the Portfolio’s allocation to U.S. equity as a percentage of its total equity allocation was near its highest level since the Portfolio’s inception. The Portfolio maintained its short position in five-year U.S. Treasury bond futures in an attempt to limit its exposure to rising interest rates.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Equity Income Fund, Class R6 Shares	6.0%
2.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	4.5
3.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	3.0
4.	CIT Group, Inc., 5.375%, 05/15/20	1.0
5.	AES Corp., 7.375%, 07/01/21	0.8
6.	Frontier Communications Corp., 8.500%, 04/15/20	0.8
7.	CCO Holdings LLC, 5.750%, 01/15/24	0.7
8.	L Brands, Inc., 5.625%, 10/15/23	0.7
9.	DISH DBS Corp., 6.750%, 06/01/21	0.7
10.	International Lease Finance Corp., 8.250%, 12/15/20	0.7

PORTFOLIO COMPOSITION***
Corporate Bonds	50.3%
Common Stocks	24.1
Investment Companies	13.6
Asset-Backed Securities	4.8
Collateralized Mortgage Obligations	3.3
Others (each less than 1.0%)	0.9
Short-Term Investment	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Portfolio’s composition is subject to change.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	6.53%	2.88%
CLASS 2 SHARES	December 9, 2014	6.21	2.62

LIFE OF PORTFOLIO PERFORMANCE (12/09/14 TO 12/31/2016)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Income Builder Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to December 31, 2016. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the indices, other than the Lipper Variable Underlying Funds Flexible Funds Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The

MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 4.7%
	United States — 4.7%
68,216	ABFC Trust, Series 2004-OPT5, Class A1, VAR, 1.456%, 06/25/34	64,465
131,819	ACE Securities Corp. Home Equity Loan Trust, Series 2003-HE1, Class M1, VAR, 1.731%, 11/25/33	124,656
	Ameriquest Mort Sec, Inc. Asset-Backed,
76,328	Series 2003-10, Class M1, VAR, 1.806%, 12/25/33	72,266
97,141	Series 2003-10, Class M2, VAR, 3.306%, 12/25/33	94,214
32,810	AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-1, Class A7, 7.610%, 03/25/27	32,682
103,834	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE6, Class M2, VAR, 3.231%, 11/25/33	98,067
53,703	Bear Stearns Asset-Backed Securities Trust, Series 2004-HE5, Class M2, VAR, 2.631%, 07/25/34	52,603
	Countrywide Asset-Backed Certificates,
39,447	Series 2004-2, Class M1, VAR, 1.506%, 05/25/34	37,493
123,911	Series 2006-19, Class 2A2, VAR, 0.916%, 03/25/37	119,463
	CWABS, Inc. Asset-Backed Certificates Trust,
93,012	Series 2004-5, Class M3, VAR, 2.481%, 07/25/34	85,210
58,133	Series 2004-5, Class M5, VAR, 3.081%, 05/25/34	55,667
	Fremont Home Loan Trust,
89,481	Series 2003-A, Class M1, VAR, 1.731%, 08/25/33	83,919
86,370	Series 2004-1, Class M4, VAR, 2.181%, 02/25/34	79,989
98,729	GSAMP Trust, Series 2003-SEA, Class A1, VAR, 1.156%, 02/25/33	91,626
	Home Equity Asset Trust,
100,000	Series 2005-7, Class M1, VAR, 1.206%, 01/25/36	96,432
86,899	Series 2007-2, Class 2A2, VAR, 0.941%, 07/25/37	84,819
77,128	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-B, Class 2A3, VAR, 0.946%, 06/25/36	73,214
68,511	Mastr Asset-Backed Securities Trust, Series 2004-OPT2, Class M1, VAR, 1.656%, 09/25/34	64,503
	Morgan Stanley ABS Capital I, Inc. Trust,
43,286	Series 2003-NC10, Class M1, VAR, 1.776%, 10/25/33	41,196
227,130	Series 2003-SD1, Class M1, VAR, 3.006%, 03/25/33	213,786

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
96,936	Series 2004-HE3, Class M1, VAR, 1.611%, 03/25/34	91,862
98,135	Series 2004-NC7, Class M2, VAR, 1.686%, 07/25/34	96,453
5,000	Oglethorpe Power Corp., 4.250%, 04/01/46	4,770
43,659	Renaissance Home Equity Loan Trust, Series 2003-3, Class A, VAR, 1.256%, 12/25/33	40,784
137,927	Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP2, Class M3, VAR, 2.781%, 08/25/34	122,838
38,874	Structured Asset Investment Loan Trust, Series 2003-BC11, Class M1, VAR, 1.731%, 10/25/33	38,127
134,257	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC6, Class A4, VAR, 0.926%, 01/25/37	123,104
102,589	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2006-3, Class A2, VAR, 0.906%, 01/25/37	98,380

	Total Asset-Backed Securities (Cost $2,257,506)	2,282,588

Collateralized Mortgage Obligations — 3.2%
	United States — 3.2%
59,046	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, VAR, 3.278%, 06/25/45	58,563
46,154	Banc of America Funding Trust, Series 2006-A, Class 1A1, VAR, 3.061%, 02/20/36	45,679
27,040	Banc of America Mortgage Trust, Series 2005-A, Class 2A2, VAR, 2.961%, 02/25/35	26,698
72,227	Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2, VAR, 2.993%, 05/25/35	70,868
43,039	Bear Stearns ARM Trust, Series 2006-1, Class A1, VAR, 2.910%, 02/25/36	42,691
90,958	Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1, VAR, 2.690%, 09/25/35	93,466
33,313	First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 4A1, VAR, 2.873%, 02/25/35	32,786
64,553	GSR Mortgage Loan Trust, Series 2005-AR3, Class 1A1, VAR, 1.196%, 05/25/35	60,783
	Impac CMB Trust
98,063	Series 2004-6, Class 1A2, VAR, 1.536%, 10/25/34	92,617
142,732	Series 2004-7, Class 1A2, VAR, 1.676%, 11/25/34	132,095

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	United States — continued
15,694	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.500%, 01/25/36	13,914
46,385	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 3.034%, 04/21/34	47,495
26,227	Merrill Lynch Mortgage Investors Trust, Series 2007-1, Class 4A3, VAR, 5.210%, 01/25/37	25,536
27,833	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 4A, VAR, 3.201%, 07/25/34	26,751
85,460	Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates, Series 2005-5, Class 1APT, VAR, 1.036%, 12/25/35	77,580
23,396	Residential Asset Securitization Trust, Series 2004-A6, Class A1, 5.000%, 08/25/19	23,382
34,055	RFMSI Trust, Series 2003-S20, Class 2A1, 4.750%, 12/25/18	34,238
	WaMu Mortgage Pass-Through Certificates Trust
38,491	Series 2005-AR3, Class A1, VAR, 2.798%, 03/25/35	37,467
60,529	Series 2005-AR5, Class A6, VAR, 2.720%, 05/25/35	60,432
	Wells Fargo Mortgage Backed Securities Trust
69,932	Series 2004-EE, Class 2A2, VAR, 3.034%, 12/25/34	71,200
86,468	Series 2004-W, Class A1, VAR, 3.004%, 11/25/34	86,129
59,211	Series 2004-Z, Class 2A2, VAR, 3.001%, 12/25/34	59,762
20,260	Series 2005-16, Class A8, 5.750%, 01/25/36	21,533
42,411	Series 2005-AR1, Class 1A1, VAR, 2.807%, 02/25/35	42,959
33,882	Series 2005-AR2, Class 2A2, VAR, 2.908%, 03/25/35	34,156
73,122	Series 2005-AR3, Class 1A1, VAR, 3.079%, 03/25/35	74,562
53,126	Series 2005-AR3, Class 2A1, VAR, 3.094%, 03/25/35	53,431
65,451	Series 2006-AR2, Class 2A3, VAR, 3.003%, 03/25/36	64,123
53,726	Series 2006-AR3, Class A3, VAR, 3.031%, 03/25/36	52,592

	Total Collateralized Mortgage Obligations (Cost $1,527,011)	1,563,488

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Security — 0.1%
	United States — 0.1%
63,448	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class AJ, VAR, 5.452%, 09/15/39 (Cost $61,614)	56,932

SHARES
Common Stocks — 23.8%
	Australia — 0.6%
1,515	BHP Billiton plc	24,124
5,157	Dexus Property Group	35,775
9,407	Goodman Group	48,311
26,624	Mirvac Group	40,886
19,415	Scentre Group	64,991
9,364	Westfield Corp.	63,314

		277,401

	Belgium — 0.3%
1,125	Anheuser-Busch InBev SA/NV	119,075
305	KBC Group NV	18,845
283	Warehouses De Pauw CVA	25,264

		163,184

	Canada — 0.2%
1,681	Allied Properties REIT	45,010
1,005	RioCan REIT	19,933
1,177	TransCanada Corp.	53,071

		118,014

	Czech Republic — 0.2%
26,964	Moneta Money Bank A/S, Reg. S (a) (e)	86,941

	Denmark — 0.3%
4,664	Danske Bank A/S	141,104
553	Tryg A/S	9,986

		151,090

	Finland — 0.6%
475	Elisa OYJ	15,419
1,081	Fortum OYJ	16,524
398	Kone OYJ, Class B	17,784
436	Metso OYJ	12,404
444	Nokian Renkaat OYJ	16,507
273	Orion OYJ, Class B	12,130
1,689	Stora Enso OYJ, Class R	18,067
7,001	UPM-Kymmene OYJ	171,214

		280,049

	France — 1.6%
1,308	AXA SA	32,973
628	BNP Paribas SA	39,965

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	France — continued
383	Bouygues SA	13,711
924	Cie Generale des Etablissements Michelin	102,711
882	CNP Assurances	16,325
1,672	Credit Agricole SA	20,697
703	Edenred	13,920
643	Eutelsat Communications SA	12,434
155	Fonciere Des Regions	13,515
119	Gecina SA	16,436
165	ICADE	11,760
1,088	Klepierre	42,692
2,441	Natixis SA	13,746
1,453	Orange SA	22,033
223	Renault SA	19,806
483	Sanofi	39,058
613	Societe Generale SA	30,151
203	Technip SA	14,460
1,103	TOTAL SA	56,575
1,004	Unibail-Rodamco SE	239,258

		772,226

	Germany — 1.1%
630	Allianz SE	103,974
3,070	alstria office REIT-AG (a)	38,420
451	BASF SE	41,797
252	Bayerische Motoren Werke AG	23,470
560	Daimler AG	41,561
1,989	Deutsche Telekom AG	34,126
654	Deutsche Wohnen AG	20,514
404	Evonik Industries AG	12,043
161	Hannover Rueck SE	17,392
117	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	22,099
1,378	Siemens AG	168,722

		524,118

	Hong Kong — 0.1%
5,200	Hongkong Land Holdings Ltd.	32,758
3,500	Link REIT	22,691
11,000	New World Development Co. Ltd.	11,590

		67,039

	Ireland — 0.0% (g)
133	Paddy Power Betfair plc	14,152

	Italy — 0.3%
1,600	Assicurazioni Generali SpA	23,716
5,257	Enel SpA	23,108
1,689	Eni SpA	27,380

SHARES	SECURITY DESCRIPTION	VALUE($)

	Italy — continued
735	Italgas SpA (a)	2,892
1,658	Mediobanca SpA	13,535
1,895	Poste Italiane SpA, Reg. S (e)	12,577
3,826	Snam SpA	15,736
2,962	Terna Rete Elettrica Nazionale SpA	13,546

		132,490

	Japan — 1.0%
6	Activia Properties, Inc.	28,250
2,300	Bridgestone Corp.	82,756
2,100	Daiwa House Industry Co. Ltd.	57,268
25	Japan Hotel REIT Investment Corp.	16,822
4	Japan Real Estate Investment Corp.	21,845
7	Japan Retail Fund Investment Corp.	14,190
2,500	Mitsubishi Corp.	53,096
10,200	Mitsubishi UFJ Financial Group, Inc.	62,907
26	Nippon Prologis REIT, Inc.	53,167
1,300	Nippon Telegraph & Telephone Corp.	54,724
13	Orix JREIT, Inc.	20,515

		465,540

	Netherlands — 1.0%
662	ABN AMRO Group NV, Reg. S, CVA (e)	14,658
232	Eurocommercial Properties NV, CVA	8,924
2,458	ING Groep NV	34,606
1,165	Koninklijke Ahold Delhaize NV (a)	24,538
4,713	Koninklijke KPN NV	13,937
2,547	NN Group NV	86,222
7,079	Royal Dutch Shell plc, Class A	193,084
3,240	Royal Dutch Shell plc, Class B	93,091
645	Vastned Retail NV	25,027

		494,087

	Norway — 0.2%
1,083	DNB ASA	16,077
845	Gjensidige Forsikring ASA	13,396
931	Marine Harvest ASA (a)	16,833
1,409	Orkla ASA	12,750
1,243	Statoil ASA	22,687
905	Telenor ASA	13,509
370	Yara International ASA	14,555

		109,807

	Portugal — 0.1%
5,536	EDP — Energias de Portugal SA	16,849
942	Galp Energia SGPS SA	14,044

		30,893

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Singapore — 0.0% (g)
4,220	Ascendas REIT	6,598
3,600	CapitaLand Commercial Trust	3,667

		10,265

	South Africa — 0.0% (g)
2,576	Investec plc	16,895

	Spain — 0.5%
1,257	Abertis Infraestructuras SA	17,562
433	ACS Actividades de Construccion y Servicios SA	13,665
129	Aena SA, Reg. S (e)	17,575
8,504	Banco Santander SA	44,240
1,696	Distribuidora Internacional de Alimentacion SA	8,318
474	Enagas SA	12,013
634	Endesa SA	13,408
3,345	Iberdrola SA	21,903
5,180	Mapfre SA	15,779
699	Red Electrica Corp. SA	13,169
1,155	Repsol SA	16,231
2,871	Telefonica SA	26,506

		220,369

	Sweden — 0.2%
511	ICA Gruppen AB	15,554
2,254	Nordea Bank AB	24,976
469	Skanska AB, Class B	11,042
1,380	Svenska Handelsbanken AB, Class A	19,113
929	Swedbank AB, Class A	22,384

		93,069

	Switzerland — 0.6%
1,185	ABB Ltd. (a)	24,934
8	Banque Cantonale Vaudoise	5,065
68	Cembra Money Bank AG (a)	4,946
1,438	Credit Suisse Group AG (a)	20,550
1,285	STMicroelectronics NV	14,565
889	Swiss Re AG	84,111
2,076	UBS Group AG	32,459
992	Wolseley plc	60,558
108	Zurich Insurance Group AG (a)	29,681

		276,869

	United Kingdom — 3.8%
3,630	Aberdeen Asset Management plc	11,477
622	Admiral Group plc	13,988
1,772	Amec Foster Wheeler plc	10,233
608	AstraZeneca plc	33,202
15,689	BAE Systems plc	114,115

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
2,601	Barratt Developments plc	14,787
9,367	BP plc	58,670
2,406	British American Tobacco plc	136,361
5,741	British Land Co. plc (The)	44,553
4,857	BT Group plc	21,926
6,882	Centrica plc	19,820
24,651	Direct Line Insurance Group plc	112,190
5,122	G4S plc	14,805
13,879	GlaxoSmithKline plc	266,595
8,771	HSBC Holdings plc	70,770
7,200	HSBC Holdings plc	57,573
1,093	IMI plc	13,978
563	Imperial Brands plc	24,536
1,181	Inmarsat plc	10,927
413	InterContinental Hotels Group plc	18,467
5,600	J Sainsbury plc	17,211
3,605	Kingfisher plc	15,532
39,094	Lloyds Banking Group plc	30,019
2,050	Meggitt plc	11,577
2,231	National Grid plc	26,066
7,795	Old Mutual plc	19,877
4,162	Persimmon plc	90,805
2,191	Rio Tinto plc	83,648
2,822	Royal Mail plc	16,041
7,079	Safestore Holdings plc	30,535
5,075	Segro plc	28,704
508	Severn Trent plc	13,883
939	SSE plc	17,929
1,273	St James’s Place plc	15,879
2,649	Standard Life plc	12,130
1,392	Tate & Lyle plc	12,114
6,760	Taylor Wimpey plc	12,750
10,308	Tritax Big Box REIT plc	17,722
670	Unilever plc	27,095
1,495	United Utilities Group plc	16,571
49,239	Vodafone Group plc	121,171
2,575	William Hill plc	9,197
6,225	WPP plc	138,528

		1,853,957

	United States — 11.1%
1,044	Accenture plc, Class A	122,284
1,295	Altria Group, Inc.	87,568
1,330	Apartment Investment & Management Co., Class A	60,448
474	Apple, Inc.	54,899

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
3,021	AT&T, Inc.	128,483
883	AvalonBay Communities, Inc.	156,423
3,021	Brandywine Realty Trust	49,877
2,800	Brixmor Property Group, Inc.	68,376
1,115	Camden Property Trust	93,738
1,818	CME Group, Inc.	209,706
3,236	Comcast Corp., Class A	223,446
610	DDR Corp.	9,315
806	Digital Realty Trust, Inc.	79,197
1,064	Duke Realty Corp.	28,260
1,351	EI du Pont de Nemours & Co.	99,163
443	Equity One, Inc.	13,596
343	Extra Space Storage, Inc.	26,493
4,346	General Motors Co.	151,415
3,790	HCP, Inc.	112,639
987	Highwoods Properties, Inc.	50,347
1,259	Home Depot, Inc. (The)	168,807
596	Hospitality Properties Trust	18,917
3,785	Host Hotels & Resorts, Inc.	71,309
4,460	HP, Inc.	66,186
372	International Business Machines Corp.	61,748
1,678	Johnson & Johnson	193,322
5,277	Kimco Realty Corp.	132,769
1,526	KLA-Tencor Corp.	120,066
3,113	LaSalle Hotel Properties	94,853
1,588	Liberty Property Trust	62,726
1,258	Macerich Co. (The)	89,117
2,313	MetLife, Inc.	124,648
2,764	Microsoft Corp.	171,755
343	Mid-America Apartment Communities, Inc.	33,587
2,780	Morgan Stanley	117,455
751	National Health Investors, Inc.	55,702
190	National Retail Properties, Inc.	8,398
1,118	NextEra Energy, Inc.	133,556
3,149	Occidental Petroleum Corp.	224,303
5,230	Pfizer, Inc.	169,870
735	Philip Morris International, Inc.	67,245
3,516	Prologis, Inc.	185,610
721	Public Storage	161,143
801	Quality Care Properties, Inc. (a)	12,415
122	Regency Centers Corp.	8,412
1,095	Simon Property Group, Inc.	194,549
442	SL Green Realty Corp.	47,537
8,602	Spirit Realty Capital, Inc.	93,418
3,163	STORE Capital Corp.	78,158
1,204	Texas Instruments, Inc.	87,856

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
922	UnitedHealth Group, Inc.	147,557
1,057	Valero Energy Corp.	72,214
355	Ventas, Inc.	22,195
562	Vornado Realty Trust	58,656
3,779	Wells Fargo & Co.	208,261
316	Welltower, Inc.	21,150

		5,411,143

	Total Common Stocks (Cost $11,021,412)	11,569,598

PRINCIPAL AMOUNT($)
Corporate Bonds — 49.7%
	Australia — 0.0% (g)
20,000	BHP Billiton Finance USA Ltd., 5.000%, 09/30/43	22,297

	Belgium — 0.1%
50,000	Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/46	53,686

	Canada — 1.1%
	Cenovus Energy, Inc.,
129,000	3.000%, 08/15/22	124,578
59,000	6.750%, 11/15/39	65,684
75,000	Emera, Inc., Series 16-A, VAR, 6.750%, 06/15/76	80,250
25,000	Lundin Mining Corp., 7.500%, 11/01/20 (e)	26,594
29,000	Open Text Corp., 5.875%, 06/01/26 (e)	30,595
49,029	Precision Drilling Corp., 6.625%, 11/15/20	49,764
47,000	Teck Resources Ltd., 8.000%, 06/01/21 (e)	51,700
83,000	Videotron Ltd., 5.000%, 07/15/22	85,075

		514,240

	Finland — 0.1%
47,000	Nokia OYJ, 6.625%, 05/15/39	49,585

	France — 0.2%
80,000	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	83,400

	Israel — 0.1%
75,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/46	63,474

	Luxembourg — 0.8%
	ArcelorMittal,
272,000	7.250%, 02/25/22	306,680
70,000	7.750%, 03/01/41	74,550

		381,230

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Mexico — 0.4%
200,000	Cemex SAB de CV, 5.700%, 01/11/25 (e)	201,750

	Netherlands — 0.1%
	Shell International Finance BV,
50,000	3.750%, 09/12/46	45,909
5,000	4.375%, 05/11/45	5,054

		50,963

	United Kingdom — 0.9%
125,000	Anglo American Capital plc, 4.450%, 09/27/20 (e)	128,125
9,000	Noble Holding International Ltd., 7.750%, 01/15/24	8,466
277,000	Royal Bank of Scotland Group plc, 6.125%, 12/15/22	294,229

		430,820

	United States — 45.9%
	21st Century Fox America, Inc.,
10,000	4.750%, 09/15/44	9,977
35,000	4.950%, 10/15/45	35,901
30,000	Abbott Laboratories, 4.900%, 11/30/46	30,730
	AbbVie, Inc.,
15,000	4.450%, 05/14/46	14,334
51,000	4.700%, 05/14/45	49,942
	ACCO Brands Corp.,
11,000	5.250%, 12/15/24 (e)	11,076
184,000	6.750%, 04/30/20	193,200
	Actavis Funding SCS,
35,000	4.750%, 03/15/45	34,295
36,000	4.850%, 06/15/44	35,628
185,000	ADT Corp. (The), 4.125%, 06/15/23	176,675
	AECOM,
90,000	5.750%, 10/15/22	95,130
90,000	5.875%, 10/15/24	96,085
363,000	AES Corp., 7.375%, 07/01/21	404,346
24,000	Aetna, Inc., 4.375%, 06/15/46	24,051
	Aircastle Ltd.,
119,000	5.125%, 03/15/21	126,735
65,000	6.750%, 04/15/17	65,650
15,000	Albertsons Cos. LLC, 6.625%, 06/15/24 (e)	15,637
115,000	Allstate Corp. (The), VAR, 5.750%, 08/15/53	118,898
	Ally Financial, Inc.,
110,000	3.250%, 02/13/18	110,550
274,000	4.125%, 03/30/20	279,480
74,000	8.000%, 11/01/31	85,834
35,000	Altria Group, Inc., 3.875%, 09/16/46	32,233

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
105,000	AMC Networks, Inc., 4.750%, 12/15/22	105,525
75,000	American Axle & Manufacturing, Inc., 6.625%, 10/15/22	77,340
70,000	American Express Co., Series C, VAR, 4.900%, 03/15/20 (x)	66,412
	American International Group, Inc.,
25,000	4.500%, 07/16/44	24,604
38,000	4.800%, 07/10/45	39,365
124,000	AmeriGas Finance LLC, 7.000%, 05/20/22	130,510
70,000	Amgen, Inc., 4.400%, 05/01/45	67,045
52,000	Anixter, Inc., 5.125%, 10/01/21	54,080
	Antero Resources Corp.,
27,000	5.000%, 03/01/25 (e)	26,406
62,000	5.125%, 12/01/22	62,620
26,000	5.625%, 06/01/23	26,618
	Anthem, Inc.,
20,000	4.650%, 08/15/44	20,207
15,000	5.100%, 01/15/44	15,953
	Apple, Inc.,
30,000	3.850%, 08/04/46	28,683
45,000	4.650%, 02/23/46	48,495
	Arconic, Inc.,
142,000	5.125%, 10/01/24	145,550
72,000	5.400%, 04/15/21	76,320
36,000	5.900%, 02/01/27	37,530
40,000	5.950%, 02/01/37	38,910
89,000	Ashland LLC, 4.750%, 08/15/22	92,337
	AT&T, Inc.,
25,000	4.350%, 06/15/45	22,233
29,000	4.750%, 05/15/46	27,423
7,000	5.150%, 03/15/42	6,961
45,000	5.650%, 02/15/47	48,174
112,000	Ball Corp., 4.000%, 11/15/23	109,760
	Bank of America Corp.,
115,000	Series AA, VAR, 6.100%, 03/17/25 (x)	115,632
50,000	Series K, VAR, 8.000%, 01/30/18 (x)	51,375
70,000	Series V, VAR, 5.125%, 06/17/19 (x)	68,950
60,000	Series Z, VAR, 6.500%, 10/23/24 (x)	62,700
	Bank of New York Mellon Corp. (The),
65,000	Series D, VAR, 4.500%, 06/20/23 (x)	59,439
150,000	Series E, VAR, 4.950%, 06/20/20 (x)	150,750
18,000	Baxalta, Inc., 5.250%, 06/23/45	19,178
3,000	Becton Dickinson and Co., 4.685%, 12/15/44	3,108
15,000	Biogen, Inc., 5.200%, 09/15/45	16,077
45,000	CalAtlantic Group, Inc., 5.875%, 11/15/24	45,675

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
190,000	Calpine Corp., 5.250%, 06/01/26 (e)	187,150
200,000	Capital One Financial Corp., Series E, VAR, 5.550%, 06/01/20 (x)	202,500
15,000	CBS Corp., 4.600%, 01/15/45	14,409
341,000	CCO Holdings LLC, 5.750%, 01/15/24	356,345
51,000	CDW LLC, 5.000%, 09/01/23	51,064
25,000	Celgene Corp., 5.000%, 08/15/45	25,944
	Centene Corp.,
124,000	4.750%, 05/15/22	125,240
40,000	4.750%, 01/15/25	39,050
175,000	CenturyLink, Inc., Series T, 5.800%, 03/15/22	178,873
	CF Industries, Inc.,
12,000	3.400%, 12/01/21 (e)	11,862
30,000	3.450%, 06/01/23	26,970
16,000	4.500%, 12/01/26 (e)	15,704
18,000	4.950%, 06/01/43	14,715
32,000	5.150%, 03/15/34	27,200
71,000	5.375%, 03/15/44	58,597
79,000	Charter Communications Operating LLC, 6.484%, 10/23/45	91,173
26,000	Chesapeake Energy Corp., 8.000%, 12/15/22 (e)	28,093
137,000	Cinemark USA, Inc., 5.125%, 12/15/22	141,110
455,000	CIT Group, Inc., 5.375%, 05/15/20	483,437
44,000	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	45,760
	Citigroup, Inc.,
190,000	Series M, VAR, 6.300%, 05/15/24 (x)	188,385
35,000	Series O, VAR, 5.875%, 03/27/20 (x)	35,350
20,000	Series P, VAR, 5.950%, 05/15/25 (x)	19,754
80,000	Series R, VAR, 6.125%, 11/15/20 (x)	82,800
25,000	Series T, VAR, 6.250%, 08/15/26 (x)	25,725
44,000	Clearwater Paper Corp., 4.500%, 02/01/23	43,120
154,000	CNO Financial Group, Inc., 5.250%, 05/30/25	153,807
25,000	Columbia Pipeline Group, Inc., 5.800%, 06/01/45	28,697
15,000	Comcast Corp., 3.400%, 07/15/46	13,071
79,000	Commercial Metals Co., 4.875%, 05/15/23	79,395
81,000	Community Health Systems, Inc., 5.125%, 08/01/21	75,127
11,000	ConocoPhillips Co., 4.300%, 11/15/44	10,920
	Consolidated Edison Co. of New York, Inc.,
15,000	Series C, 4.300%, 12/01/56	14,944
15,000	4.625%, 12/01/54	15,701

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
	Constellation Brands, Inc.,
165,000	4.250%, 05/01/23	171,087
28,000	4.750%, 12/01/25	29,680
134,000	6.000%, 05/01/22	151,130
123,000	Continental Resources, Inc., 5.000%, 09/15/22	124,155
13,000	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26 (e)	12,854
50,000	Covanta Holding Corp., 6.375%, 10/01/22	50,734
97,000	Crown Americas LLC, 4.500%, 01/15/23	98,940
70,000	Crown Castle International Corp., 5.250%, 01/15/23	75,337
	CSC Holdings LLC,
105,000	6.750%, 11/15/21	112,875
35,000	7.875%, 02/15/18	36,925
48,000	8.625%, 02/15/19	53,040
83,000	CST Brands, Inc., 5.000%, 05/01/23	85,697
30,000	CSX Corp., 4.250%, 11/01/66	27,311
25,000	CVS Health Corp., 5.125%, 07/20/45	27,808
5,000	DCP Midstream Operating LP, 4.950%, 04/01/22	5,125
16,000	Devon Energy Corp., 5.000%, 06/15/45	15,688
	Diamond 1 Finance Corp.,
79,000	7.125%, 06/15/24 (e)	87,668
45,000	8.350%, 07/15/46 (e)	55,323
312,000	DISH DBS Corp., 6.750%, 06/01/21	338,520
6,000	Dominion Gas Holdings LLC, 4.600%, 12/15/44	5,958
25,000	Dominion Resources, Inc., 4.700%, 12/01/44	25,652
30,000	Duke Energy Corp., 3.750%, 09/01/46	26,949
44,000	E*TRADE Financial Corp., 5.375%, 11/15/22	46,553
129,000	Embarq Corp., 7.995%, 06/01/36	120,937
164,000	EMC Corp., 2.650%, 06/01/20	159,951
210,000	Energy Transfer Equity LP, 5.875%, 01/15/24	216,825
	Energy Transfer Partners LP,
5,000	5.150%, 02/01/43	4,651
8,000	6.125%, 12/15/45	8,497
35,000	EnerSys, 5.000%, 04/30/23 (e)	35,175
	Enterprise Products Operating LLC,
15,000	4.850%, 03/15/44	15,116
43,000	4.900%, 05/15/46	44,054
15,000	EP Energy LLC, 8.000%, 11/29/24 (e)	16,120
	Equinix, Inc.,
77,000	5.750%, 01/01/25	80,465
75,000	5.875%, 01/15/26	78,937

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
30,000	ERAC USA Finance LLC, 4.200%, 11/01/46 (e)	27,359
	Exelon Corp.,
35,000	4.450%, 04/15/46	34,194
6,000	5.100%, 06/15/45	6,366
	Express Scripts Holding Co.,
30,000	4.800%, 07/15/46	28,668
6,000	6.125%, 11/15/41	6,830
	FedEx Corp.,
40,000	4.550%, 04/01/46	40,229
5,000	4.750%, 11/15/45	5,168
105,000	FelCor Lodging LP, 5.625%, 03/01/23	107,100
	Fifth Third Bancorp,
30,000	Series J, VAR, 4.900%, 09/30/19 (x)	27,910
100,000	VAR, 5.100%, 06/30/23 (x)	93,250
	Flex Ltd.,
27,000	4.625%, 02/15/20	28,350
25,000	5.000%, 02/15/23	26,607
	Ford Motor Co.,
94,000	4.750%, 01/15/43	89,083
25,000	5.291%, 12/08/46	25,278
	Freeport-McMoRan, Inc.,
30,000	3.100%, 03/15/20	29,250
85,000	3.875%, 03/15/23	77,987
77,000	4.000%, 11/14/21	75,075
100,000	5.450%, 03/15/43	82,752
356,000	Frontier Communications Corp., 8.500%, 04/15/20	373,800
62,000	FTI Consulting, Inc., 6.000%, 11/15/22	64,480
227,000	General Electric Co., Series D, VAR, 5.000%, 01/21/21 (x)	235,558
	General Motors Co.,
130,000	3.500%, 10/02/18	132,562
142,000	4.875%, 10/02/23	148,699
29,000	6.250%, 10/02/43	32,005
45,000	6.750%, 04/01/46	52,681
	Gilead Sciences, Inc.,
30,000	4.150%, 03/01/47	28,435
60,000	4.750%, 03/01/46	61,959
	GLP Capital LP,
87,000	4.875%, 11/01/20	91,350
75,000	5.375%, 11/01/23	80,250
	Goldman Sachs Group, Inc. (The),
100,000	Series L, VAR, 5.700%, 05/10/19 (x)	102,480
250,000	Series M, VAR, 5.375%, 05/10/20 (x)	252,500
30,000	Series O, VAR, 5.300%, 11/10/26 (x)	28,762

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
	Goodyear Tire & Rubber Co. (The),
21,000	5.000%, 05/31/26	20,904
108,000	7.000%, 05/15/22	113,940
74,000	Graphic Packaging International, Inc., 4.125%, 08/15/24	70,670
60,000	Halliburton Co., 5.000%, 11/15/45	64,945
13,000	Harris Corp., 5.054%, 04/27/45	13,700
	HCA, Inc.,
72,000	4.250%, 10/15/19	74,880
130,000	4.750%, 05/01/23	133,087
84,000	5.875%, 03/15/22	90,510
44,000	6.500%, 02/15/20	48,136
30,000	Hess Corp., 5.800%, 04/01/47	31,079
92,000	Hilcorp Energy I LP, 5.000%, 12/01/24 (e)	91,310
80,000	Hilton Domestic Operating Co., Inc., 4.250%, 09/01/24 (e)	77,600
15,000	Hilton Grand Vacations Borrower LLC, 6.125%, 12/01/24 (e)	15,581
144,000	Icahn Enterprises LP, 6.000%, 08/01/20	147,060
135,000	IHS Markit Ltd., 5.000%, 11/01/22 (e)	140,062
45,000	Ingles Markets, Inc., 5.750%, 06/15/23	46,237
289,000	International Lease Finance Corp., 8.250%, 12/15/20	336,685
87,000	Iron Mountain, Inc., 5.750%, 08/15/24	89,392
5,000	ITC Holdings Corp., 5.300%, 07/01/43	5,460
15,000	Kinder Morgan Energy Partners LP, 5.625%, 09/01/41	15,041
5,000	Kohl’s Corp., 5.550%, 07/17/45	4,767
	Kraft Heinz Foods Co.,
15,000	4.375%, 06/01/46	14,087
59,000	5.200%, 07/15/45	61,647
30,000	Kroger Co. (The), 3.875%, 10/15/46	27,254
328,000	L Brands, Inc., 5.625%, 10/15/23	353,420
147,000	Lamar Media Corp., 5.875%, 02/01/22	151,410
	Lamb Weston Holdings, Inc.,
19,000	4.625%, 11/01/24 (e)	19,048
19,000	4.875%, 11/01/26 (e)	18,798
63,000	Lennar Corp., 4.875%, 12/15/23	62,370
32,000	Level 3 Communications, Inc., 5.750%, 12/01/22	32,880
	Level 3 Financing, Inc.,
134,000	5.375%, 08/15/22	138,355
166,000	5.375%, 05/01/25	169,320
113,000	LifePoint Health, Inc., 5.500%, 12/01/21	117,520
12,000	LYB International Finance BV, 4.875%, 03/15/44	12,404

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
5,000	M/I Homes, Inc., 6.750%, 01/15/21	5,213
20,000	Markel Corp., 5.000%, 04/05/46	20,077
97,000	Masco Corp., 4.450%, 04/01/25	98,455
20,000	Masonite International Corp., 5.625%, 03/15/23 (e)	20,650
15,000	McDonald’s Corp., 4.875%, 12/09/45	16,035
135,000	MetLife, Inc., Series C, VAR, 5.250%, 06/15/20 (x)	136,688
	MGM Resorts International,
145,000	6.000%, 03/15/23	156,600
63,000	6.625%, 12/15/21	70,403
48,000	6.750%, 10/01/20	53,400
	Micron Technology, Inc.,
78,000	5.250%, 01/15/24 (e)	77,610
47,000	5.875%, 02/15/22	48,998
	Microsoft Corp.,
50,000	3.950%, 08/08/56	47,111
40,000	4.750%, 11/03/55	43,408
15,000	Molson Coors Brewing Co., 4.200%, 07/15/46	13,957
	Morgan Stanley,
250,000	Series H, VAR, 5.450%, 07/15/19 (x)	247,500
90,000	Series J, VAR, 5.550%, 07/15/20 (x)	91,013
84,000	Murphy Oil Corp., 4.700%, 12/01/22	81,244
50,000	Mylan NV, 5.250%, 06/15/46 (e)	46,033
6,000	Nabors Industries, Inc., 5.500%, 01/15/23 (e)	6,248
117,000	Navient Corp., 4.625%, 09/25/17	118,901
89,000	NCR Corp., 5.000%, 07/15/22	90,780
17,000	Netflix, Inc., 5.750%, 03/01/24	18,190
	Newfield Exploration Co.,
34,000	5.625%, 07/01/24	35,445
44,000	5.750%, 01/30/22	46,365
143,000	Nielsen Finance LLC, 4.500%, 10/01/20	145,503
	Noble Energy, Inc.,
5,000	5.050%, 11/15/44	5,006
5,000	5.250%, 11/15/43	5,084
34,000	Northern Trust Corp., Series D, VAR, 4.600%, 10/01/26 (x)	32,343
83,000	NRG Energy, Inc., 6.625%, 03/15/23	83,208
181,000	NRG Yield Operating LLC, 5.375%, 08/15/24	181,905
15,000	Nucor Corp., 6.400%, 12/01/37	18,706
8,000	ONEOK Partners LP, 6.200%, 09/15/43	8,880
	Oracle Corp.,
40,000	4.000%, 07/15/46	38,180
45,000	4.375%, 05/15/55	44,655

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
71,000	Oshkosh Corp., 5.375%, 03/01/22	73,840
5,000	Philip Morris International, Inc., 4.875%, 11/15/43	5,368
59,000	Phillips 66, 4.875%, 11/15/44	62,189
15,000	Phillips 66 Partners LP, 4.900%, 10/01/46	14,377
	Plains All American Pipeline LP,
3,000	4.700%, 06/15/44	2,668
3,000	4.900%, 02/15/45	2,767
	PNC Financial Services Group, Inc. (The),
100,000	Series R, VAR, 4.850%, 06/01/23 (x)	96,020
80,000	VAR, 6.750%, 08/01/21 (x)	86,100
136,000	PolyOne Corp., 5.250%, 03/15/23	138,040
	Prudential Financial, Inc.,
29,000	VAR, 5.375%, 05/15/45	29,652
130,000	VAR, 5.625%, 06/15/43	135,038
45,000	PulteGroup, Inc., 5.500%, 03/01/26	44,663
116,000	PVH Corp., 4.500%, 12/15/22	117,740
109,000	QEP Resources, Inc., 6.875%, 03/01/21	115,813
38,000	QUALCOMM, Inc., 4.800%, 05/20/45	40,529
69,000	Quicken Loans, Inc., 5.750%, 05/01/25 (e)	67,103
105,000	Range Resources Corp., 5.000%, 03/15/23 (e)	103,950
147,000	Regency Energy Partners LP, 5.875%, 03/01/22	161,560
26,000	Reynolds American, Inc., 5.850%, 08/15/45	30,730
13,000	Rowan Cos., Inc., 7.375%, 06/15/25	13,260
52,000	Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	55,575
275,000	Sabine Pass Liquefaction LLC, 5.625%, 03/01/25	294,250
30,000	Sabre GLBL, Inc., 5.250%, 11/15/23 (e)	30,806
116,000	Sally Holdings LLC, 5.750%, 06/01/22	120,495
10,000	Scotts Miracle-Gro Co. (The), 5.250%, 12/15/26 (e)	10,000
172,000	Service Corp. International, 5.375%, 05/15/24	179,310
90,000	SESI LLC, 7.125%, 12/15/21	91,575
20,000	Southern Co. (The), 4.400%, 07/01/46	19,742
	Southern Power Co.,
37,000	Series F, 4.950%, 12/15/46	35,985
2,000	5.250%, 07/15/43	2,010
25,000	Spectra Energy Partners LP, 4.500%, 03/15/45	23,725
100,000	Sprint Communications, Inc., 6.000%, 11/15/22	100,750
115,000	Standard Industries, Inc., 5.375%, 11/15/24 (e)	118,162

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
200,000	State Street Corp., Series F, VAR, 5.250%, 09/15/20 (x)	204,500
	Steel Dynamics, Inc.,
10,000	5.000%, 12/15/26 (e)	9,963
73,000	5.250%, 04/15/23	76,468
71,000	6.375%, 08/15/22	74,017
10,000	Stryker Corp., 4.625%, 03/15/46	10,177
	Sunoco Logistics Partners Operations LP,
12,000	5.300%, 04/01/44	11,566
30,000	5.350%, 05/15/45	28,918
50,000	SunTrust Banks, Inc., VAR, 5.625%, 12/15/19 (x)	51,188
20,000	Sysco Corp., 4.500%, 04/01/46	20,124
	Targa Resources Partners LP,
19,000	4.250%, 11/15/23	18,169
45,000	5.125%, 02/01/25 (e)	44,662
44,000	5.250%, 05/01/23	44,440
15,000	5.375%, 02/01/27 (e)	14,850
115,000	TEGNA, Inc., 5.125%, 07/15/20	119,312
	Teleflex, Inc.,
15,000	4.875%, 06/01/26	14,850
98,000	5.250%, 06/15/24	100,573
	Tenet Healthcare Corp.,
206,000	4.500%, 04/01/21	204,970
113,000	6.000%, 10/01/20	117,803
	Tesoro Corp.,
29,000	4.750%, 12/15/23 (e)	29,145
26,000	5.375%, 10/01/22	26,975
	Tesoro Logistics LP,
20,000	5.250%, 01/15/25	20,425
83,000	6.125%, 10/15/21	87,150
	Time Warner, Inc.,
5,000	4.650%, 06/01/44	4,811
44,000	4.850%, 07/15/45	44,096
	T-Mobile USA, Inc.,
210,000	6.375%, 03/01/25	224,438
125,000	6.500%, 01/15/24	134,062
31,000	Toll Brothers Finance Corp., 5.875%, 02/15/22	33,635
	TransDigm, Inc.,
14,000	6.000%, 07/15/22	14,560
12,000	6.500%, 07/15/24	12,555
50,000	Transocean, Inc., 9.000%, 07/15/23 (e)	51,250
10,000	Tri-State Generation & Transmission Association, Inc., 4.250%, 06/01/46	9,618

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
65,000	US Bancorp, Series I, VAR, 5.125%, 01/15/21 (x)	66,300
20,000	U.S. Concrete, Inc., 6.375%, 06/01/24	21,150
	United Rentals North America, Inc.,
83,000	4.625%, 07/15/23	84,660
130,000	6.125%, 06/15/23	137,800
	Verizon Communications, Inc.,
10,000	4.125%, 08/15/46	9,032
35,000	4.522%, 09/15/48	33,493
74,000	4.862%, 08/21/46	74,838
32,000	Viacom, Inc., 4.375%, 03/15/43	25,445
	Voya Financial, Inc.,
20,000	4.800%, 06/15/46	19,404
50,000	VAR, 5.650%, 05/15/53	49,250
51,000	Walgreens Boots Alliance, Inc., 4.800%, 11/18/44	52,319
	Weatherford International Ltd.,
9,000	4.500%, 04/15/22	7,808
23,000	7.750%, 06/15/21	23,230
5,000	8.250%, 06/15/23	5,087
	Wells Fargo & Co.,
125,000	Series K, VAR, 7.980%, 03/15/18 (x)	130,625
140,000	Series S, VAR, 5.900%, 06/15/24 (x)	140,700
5,000	Western Gas Partners LP, 5.450%, 04/01/44	5,141
86,000	Williams Cos., Inc. (The), 4.550%, 06/24/24	85,355
46,000	Williams Partners LP, 6.125%, 07/15/22	47,445
54,000	WPX Energy, Inc., 6.000%, 01/15/22	55,350
75,000	Wynn Las Vegas LLC, 5.375%, 03/15/22	76,781

		22,290,666

	Total Corporate Bonds (Cost $23,761,511)	24,142,111

SHARES
Investment Companies — 13.5% (b)
183,266	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,455,132
103,444	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,179,570
190,842	JPMorgan Equity Income Fund, Class R6 Shares	2,898,895

	Total Investment Companies (Cost $6,386,541)	6,533,597

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — 0.4%
	United States — 0.4%
2,000	BB&T Corp., Series G, 5.200%, 06/01/18 ($25 par value) @	45,600
5,000	Dominion Resources, Inc., Series A, 5.250%, 07/30/76 ($25 par value)	111,000
1,000	Southern Co. (The), 5.250%, 10/01/76 ($25 par value)	21,820
1,000	State Street Corp., Series G, VAR, 5.350%, 03/15/26 ($25 par value) @	25,020

	Total Preferred Stocks (Cost $220,513)	203,440

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
1,155	Repsol SA, expiring 01/06/17 (a) (Cost $425)	428

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
210,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $209,973)	210,024

SHARES
Short-Term Investment — 2.9%
	Investment Company — 2.9%
1,417,157	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $1,417,157)	1,417,157

	Total Investments — 98.8% (Cost $46,863,663)	47,979,363
	Other Assets in Excess of Liabilities — 1.2%	592,095

	NET ASSETS — 100.0%	$48,571,458

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2016

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Investment Companies	13.6%
Equity Real Estate Investment Trusts (REITs)	7.7
Banks	6.5
Oil, Gas & Consumable Fuels	6.4
Asset-Backed Securities	4.8
Diversified Telecommunication Services	4.0
Media	4.0
Capital Markets	3.4
Collateralized Mortgage Obligations	3.3
Insurance	3.0
Health Care Providers & Services	2.6
Metals & Mining	2.6
Pharmaceuticals	1.9
Consumer Finance	1.8
Trading Companies & Distributors	1.8
Hotels, Restaurants & Leisure	1.6
Specialty Retail	1.6
Independent Power & Renewable Electricity Producers	1.5
Automobiles	1.5
Technology Hardware, Storage & Peripherals	1.2
Wireless Telecommunication Services	1.2
Chemicals	1.2
Auto Components	1.2
Beverages	1.1
Electric Utilities	1.0
Commercial Services & Supplies	1.0
Others (each less than 1.0%)	15.5
Short-Term Investment	3.0

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(8)	Euro FX	03/13/17	USD	$(1,057,400)	$9,835
(10)	GBP FX	03/13/17	USD	(772,375)	23,593
(69)	5 Year U.S. Treasury Note	03/31/17	USD	(8,118,820)	27,707

					$61,135

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Income Builder Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AS OF DECEMBER 31, 2016

ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2016.
CVA	— Dutch Certification
GBP	— British Pound
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust.
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2016.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of December 31, 2016.
(x)

—  Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflect the next call date. The coupon rates shown are the rates in effect as of December 31, 2016.

@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of December 31, 2016.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016

Income Builder Portfolio
ASSETS:
Investments in non-affiliates, at value	$40,028,609
Investments in affiliates, at value	7,950,754

Total investment securities, at value	47,979,363
Cash	363,631
Foreign currency, at value	10,478
Receivables:
Portfolio shares sold	14,313
Interest and dividends from non-affiliates	349,890
Dividends from affiliates	425
Tax reclaims	14,041
Due from Adviser	1,629

Total Assets	48,733,770

LIABILITIES:
Payables:
Portfolio shares redeemed	30,474
Variation margin on futures contracts	21,870
Accrued liabilities:
Distribution fees	10,209
Custodian and accounting fees	22,084
Audit fees	73,526
Other	4,149

Total Liabilities	162,312

Net Assets	$48,571,458

NET ASSETS:
Paid-in-Capital	$48,464,932
Accumulated undistributed net investment income	7,222
Accumulated net realized gains (losses)	(1,076,574)
Net unrealized appreciation (depreciation)	1,175,878

Total Net Assets	$48,571,458

Net Assets:
Class 1	$106,032
Class 2	48,465,426

Total	$48,571,458

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	10,676
Class 2	4,884,841

Net Asset Value, offering and redemption price per share (a):
Class 1	$9.93
Class 2	9.92

Cost of investments in non-affiliates	$39,059,965
Cost of investments in affiliates	7,803,698
Cost of foreign currency	10,492

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	17

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

Income Builder Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$1,175,168
Interest income from affiliates	23
Dividend income from non-affiliates	452,470
Dividend income from affiliates	170,659
Foreign taxes withheld	(28,200)

Total investment income	1,770,120

EXPENSES:
Investment advisory fees	184,342
Administration fees	33,578
Distribution fees — Class 2	102,155
Custodian and accounting fees	142,001
Interest expense to non-affiliates	141
Interest expense to affiliates	63
Professional fees	103,324
Trustees’ and Chief Compliance Officer’s fees	18,803
Printing and mailing costs	15,542
Transfer agency fees — Class 1	26
Transfer agency fees — Class 2	2,005
Other	6,851

Total expenses	608,831

Less fees waived	(211,795)
Less expense reimbursements	(49,916)

Net expenses	347,120

Net investment income (loss)	1,423,000

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(649,285)
Investments in affiliates	(50,332)
Futures	89,592
Foreign currency transactions	(8,668)

Net realized gain (loss)	(618,693)

Distributions of capital gains received from investment company affiliates	17,101

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,386,430
Investments in affiliates	332,865
Futures	30,464
Foreign currency translations	6,870

Change in net unrealized appreciation/depreciation	1,756,629

Net realized/unrealized gains (losses)	1,155,037

Change in net assets resulting from operations	$2,578,037

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Income Builder Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,423,000	$737,399
Net realized gain (loss)	(618,693)	(478,384)
Distributions of capital gains received from investment company affiliates	17,101	10,259
Change in net unrealized appreciation/depreciation	1,756,629	(462,395)

Change in net assets resulting from operations	2,578,037	(193,121)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(3,288)	(2,735)
From net realized gains	—	(137)
Return of capital	(101)	—
Class 2
From net investment income	(1,422,951)	(731,890)
From net realized gains	—	(38,462)
Return of capital	(40,235)	—

Total distributions to shareholders	(1,466,575)	(773,224)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	17,369,425	11,100,882

NET ASSETS:
Change in net assets	18,480,887	10,134,537
Beginning of period	30,090,571	19,956,034

End of period	$48,571,458	$30,090,571

Accumulated undistributed (distributed in excess of) net investment income	$7,222	$1,859

CAPITAL TRANSACTIONS:
Class 1
Distributions reinvested	$3,389	$2,872

Change in net assets resulting from Class 1 capital transactions	$3,389	$2,872

Class 2
Proceeds from shares issued	$21,578,662	$10,510,117
Distributions reinvested	1,463,186	770,352
Cost of shares redeemed	(5,675,812)	(182,459)

Change in net assets resulting from Class 2 capital transactions	$17,366,036	$11,098,010

Total change in net assets resulting from capital transactions	$17,369,425	$11,100,882

SHARE TRANSACTIONS:
Class 1
Reinvested	342	301

Change in Class 1 Shares	342	301

Class 2
Issued	2,188,720	1,057,458
Reinvested	147,797	80,731
Redeemed	(567,621)	(18,644)

Change in Class 2 Shares	1,768,896	1,119,545

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Income Builder Portfolio
Class 1
Year Ended December 31, 2016	$9.63	$0.37	(h)	$0.26	$0.63	$(0.32)	$—	$(0.01)	$(0.33)
Year Ended December 31, 2015	9.95	0.36	(h)	(0.40)	(0.04)	(0.27)	(0.01)	—	(0.28)
December 9, 2014 (j) through December 31, 2014	10.00	0.03		(0.05)	(0.02)	(0.03)	—	—	(0.03)

Class 2
Year Ended December 31, 2016	9.63	0.35	(h)	0.25	0.60	(0.30)	—	(0.01)	(0.31)
Year Ended December 31, 2015	9.95	0.33	(h)	(0.39)	(0.06)	(0.25)	(0.01)	—	(0.26)
December 9, 2014 (j) through December 31, 2014	10.00	0.03		(0.05)	(0.02)	(0.03)	—	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the year ended December 31, 2015 and the period ended December 31, 2014.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$9.93	6.53%	$106,032	0.60%		3.72%		1.27%		46%
9.63	(0.31)	99,526	0.60	(i)	3.56	(i)	1.44	(i)	42
9.95	(0.17)	99,795	0.60	(i)	4.67	(i)	7.83	(i)	1

9.92	6.21	48,465,426	0.85		3.47		1.49		46
9.63	(0.50)	29,991,045	0.85	(i)	3.30	(i)	1.71	(i)	42
9.95	(0.18)	19,856,239	0.85	(i)	4.42	(i)	8.08	(i)	1

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Income Builder Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize income while maintaining prospects for capital appreciation.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Portfolio’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Portfolio’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calcu-

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

lated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at December 31, 2016.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$447,361	$1,835,227	$2,282,588
Collateralized Mortgage Obligations
United States	—	1,563,488	—	1,563,488
Commercial Mortgage-Backed Securities
United States	—	56,932	—	56,932
Common Stocks
Australia	—	277,401	—	277,401
Belgium	119,075	44,109	—	163,184
Canada	118,014	—	—	118,014
Czech Republic	—	86,941	—	86,941
Denmark	—	151,090	—	151,090
Finland	—	280,049	—	280,049
France	—	772,226	—	772,226
Germany	—	524,118	—	524,118
Hong Kong	—	67,039	—	67,039
Ireland	—	14,152	—	14,152
Italy	29,004	103,486	—	132,490
Japan	—	465,540	—	465,540
Netherlands	25,027	469,060	—	494,087
Norway	—	109,807	—	109,807
Portugal	—	30,893	—	30,893
Singapore	—	10,265	—	10,265
South Africa	—	16,895	—	16,895
Spain	—	220,369	—	220,369
Sweden	—	93,069	—	93,069
Switzerland	—	276,869	—	276,869
United Kingdom	48,257	1,805,700	—	1,853,957
United States	5,411,143	—	—	5,411,143

Total Common Stocks	5,750,520	5,819,078	—	11,569,598

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds
Australia	$—	$22,297	$—	$22,297
Belgium	—	53,686	—	53,686
Canada	—	514,240	—	514,240
Finland	—	49,585	—	49,585
France	—	83,400	—	83,400
Israel	—	63,474	—	63,474
Luxembourg	—	381,230	—	381,230
Mexico	—	201,750	—	201,750
Netherlands	—	50,963	—	50,963
United Kingdom	—	430,820	—	430,820
United States	—	22,290,666	—	22,290,666

Total Corporate Bonds	—	24,142,111	—	24,142,111

Investment Companies
United States	6,533,597	—	—	6,533,597
Preferred Stocks
United States	203,440	—	—	203,440
Rights
Spain	428	—	—	428
U.S. Treasury Obligation
United States	—	210,024	—	210,024
Short-Term Investment
Investment Company	1,417,157	—	—	1,417,157

Total Investments in Securities	$13,905,142	$32,238,994	$1,835,227	$47,979,363

Appreciation in Other Financial Instruments
Futures Contracts	$61,135	$—	$—	$61,135

Transfers between fair value levels are valued utilizing values as of the beginning of the year.

There were no significant transfers between level 1 and level 2 during the year ended December 31, 2016.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2015	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2016
Investments in Securities
Asset-Backed Securities	$1,076,653	$(1,263)	$22,934	$5,145	$847,188	$(488,694)	$373,264	$—	$1,835,227

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers from level 2 into level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine the price for the year ended December 31, 2016.

The change in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2016, which were valued using significant unobservable inputs (level 3) amounted to $22,527. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at December 31, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,835,227	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 9.00% (4.53%)
			Constant Default Rate	2.50% - 6.90% (4.38%)
			Yield (Discount Rate of Cash Flows)	2.70% - 6.93% (4.59%)

Asset-Backed Securities	1,835,227

Total	$1,835,227

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement

B. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds.

		For the year ended December 31, 2016
Affiliate	Value at December 31, 2015	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$1,641,186	$929,017	$1,152,526	$(47,714)	$98,052	183,266	$1,455,132
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	2,194,280	—	—	19,308	103,444	2,179,570
JPMorgan Equity Income Fund, Class R6 Shares	1,481,376	1,278,231	120,500	14,483	49,055	190,842	2,898,895
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,440,405	14,597,673	16,038,078	—	3,163	—	—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	7,309,539	5,892,382	—	1,081	1,417,157	1,417,157

Total	$4,562,967			$(33,231)	$170,659		$7,950,754

C. Futures Contracts — The Portfolio used index, currency, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate, foreign currency and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	25

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2016:

Futures Contracts:
Equity
Average Notional Balance Long	$79,941
Average Notional Balance Short	87,570
Foreign Exchange
Average Notional Balance Short	2,058,274
Ending Notional Balance Short	1,829,775
Interest Rate
Average Notional Balance Short	4,566,441
Ending Notional Balance Short	8,118,820

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of December 31, 2016, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	$33,428
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	27,707

Total		$61,135

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended December 31, 2016, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(45,527)
Foreign exchange contracts	185,770
Interest rate contracts	(50,651)

Total	$89,592

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Foreign exchange contracts	$15,122
Interest rate contracts	15,342

Total	$30,464

The Portfolio’s derivatives contracts held at December 31, 2016 are not accounted for as hedging instruments under GAAP.

E. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(16,806)	$8,602	$8,204

The reclassifications for the Portfolio relate primarily to return of capital distributions.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.45%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2016, the effective annual rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	27

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the year ended December 31, 2016 and is in place until at least April 30, 2017.

For the year ended December 31, 2016, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$177,191	$33,578	$210,769	$49,916

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective May 1, 2016, the Adviser, Administrator and/or the Distributor have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. Prior to May 1, 2016, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2016 was $1,026.

The Underlying Funds may impose a separate advisory fee. The Portfolio’s Adviser has agreed to waive the Portfolio’s advisory fee in the weighted average pro-rata amount of the advisory fee charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2016, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2016, the Portfolio incurred $170 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

4. Investment Transactions

During the year ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$35,169,836	$17,742,004	$114,731	$60,000

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$47,025,667	$1,750,243	$796,547	$953,696

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Total Distributions Paid From:		Total Distributions Paid
Ordinary Income*	Return of Capital
$1,426,239	$40,336	$1,466,575

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

Total Distributions Paid From:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$739,467	$33,757	$773,224

*	Short-term gains are treated as ordinary income for income tax purposes.

As of December 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$(860,357)	$952,739

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of futures contracts and debt securities treated as equity for tax purposes.

At December 31, 2016, the Portfolio had net capital loss carryforwards as follows:

Net Capital Loss:
Short-Term	Long-Term
$610,227	$250,130

Specified ordinary losses and net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2016, the Portfolio deferred to January 1, 2017 the following specified ordinary losses and net capital losses of:

Net Capital Loss
Short-Term	Specified Ordinary Loss
$15,308	$2,636

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Portfolio did not utilize the Credit Facility during the year ended December 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2016, the Adviser owned shares representing 39.7% of the Portfolio’s net assets. As of December 31, 2016, the Portfolio had three omnibus accounts which represented 46.4% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Income Builder Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Income Builder Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 15, 2017

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	151	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	151	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	150	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	151	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	151	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	151	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	151	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	151	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	151	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	33

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	151	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	151	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	151	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (151 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	35

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Income Builder Portfolio
Class 1
Actual	$1,000.00	$1,026.90	$3.06	0.60%
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class 2
Actual	1,000.00	1,025.80	4.33	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Portfolio and the other J.P. Morgan Funds in which the Portfolio invests (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio and Underlying Funds received from the Adviser. This information includes the Portfolio’s and Underlying Funds’ performance as compared to the performance of the Portfolio’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Portfolio’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio’s and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The independent consultant also provided additional analysis of the performance of certain Underlying Funds in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio and Underlying Funds, their overall confidence in the Adviser’s integrity and

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Advisers and its affiliates in connection with the Portfolio’s investments in the Underlying Funds. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMIM earns fees from the Portfolio and Underlying Funds for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Portfolio and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Portfolio’s shareholders to share potential economies of scale from the Portfolio’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for the applicable one-year period. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 2 shares was in the first quintile for the one-year period ended December 31, 2015 based upon both the Peer Group and Universe. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the Portfolio’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 2 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class 2 shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fee would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Portfolio invests.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	39

TAX LETTER

(Unaudited)

Dividend Received Deductions (DRD)

The Portfolio had 15.46% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2016.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	AN-JPMITIBP-1216

Annual Report

JPMorgan Insurance Trust

December 31, 2016

JPMorgan Insurance Trust Global Allocation Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 20, 2017 (Unaudited)

Dear Shareholder,

The U.S. economy retained its position as the global growth leader among developed nations throughout 2016, which helped drive U.S. asset prices higher and pushed the U.S. Federal Reserve (the “Fed”) to raise interest rates at the end of the year. While the year generally produced positive returns in global financial markets, the path was not necessarily smooth.

“Investors who withstood the sporadic sell-offs in financial markets were generally rewarded with solid returns on a range of asset classes.”

The start to 2016 was marked by a sell-off in global financial markets, mainly in response to worrisome economic data from China, continued weakness in oil prices and concerns about tightening U.S. fiscal policy. By mid-February, the Standard & Poor’s 500 Index (the “S&P 500”) had declined 10% from the start of the year and the price of West Texas Intermediate crude oil dropped by 30% to near $26 a barrel. However, U.S. equity prices and global oil prices had mostly rebounded by the end of March to levels slightly above where they ended in 2015.

During the first quarter of 2016, central banks in China, Japan and the European Union swung into action once again with further accommodative policies. In the U.S., the Fed held off raising interest rates but continued to signal that it would tighten fiscal policy in the months ahead. First quarter gross domestic product in the U.S. increased by 0.8% from the previous quarter and U.S. unemployment rose slightly to 5.0% in March and April but fell back below that level for the remainder of 2016.

The S&P 500 reached record highs in May and remained buoyant for most of June. However, British voters surprised financial markets by choosing to leave the U.K. in a June 23rd referendum. The result stunned many investors and sparked a two-day sell-off that drained an estimated $3.01 trillion from global financial markets. Financial markets quickly recovered in the following days and by July and August, the S&P 500 was again reaching fresh highs. Overall U.S. corporate earnings also rebounded in the third quarter of 2016 and posted the first positive growth in six quarters.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year. The U.S. economy also showed signs for further strength. Following 74 consecutive months of job growth, the U.S. jobless rate in November 2016 stood at its lowest level since 2007.

Against this backdrop, the Fed raised interest rates by a quarter of a point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

In many ways, 2016 ended in a very different place than it began. Investors who withstood the sporadic sell-offs in financial markets were generally rewarded with solid returns on a range of asset classes. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Portfolio (Class 2 Shares)*	5.84%
MSCI World Index (net of foreign withholding taxes)	7.51%
Global Allocation Composite Benchmark	5.71%

Net Assets as of 12/31/2016	$54,533,431

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Global Allocation Portfolio (the “Portfolio”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

U.S. equity markets stumbled at the start of 2016 and then rebounded from two brief but sharp sell offs to post positive returns and generally outperform other developed markets for the year. The strength of the U.S. economy relative to other developed market nations along with an increase in U.S. corporate earnings in the second half of the year proved attractive to many investors both domestic and global.

In January 2016, U.S. equity prices had their worst start to any year on record and by mid-February, the Standard & Poor’s 500 Index (the “S&P 500”) had declined 10% from the start of the year. Over the same period, the price of West Texas Intermediate crude oil dropped by 30% to near $26 a barrel. By the end of March, U.S. equity prices and global oil prices had mostly rebounded to levels slightly above where they ended in 2015. In May, the S&P 500 posted its first record-high closing in more than a year and rose 1.5% for the month, marking the longest streak of monthly gains since 2014.

In June, British voters delivered a shock to financial markets when they defied market expectations and voted in favor of leaving the European Union. The surprise outcome of the June 23rd U.K. referendum drove down global financial markets and an estimated $3.01 trillion in market capital was erased within two days of the so-called Brexit vote. However, financial markets recovered much of those losses in the following week. The S&P 500 rebounded to reach new closing highs in July and August.

In the weeks following the November 8th election victory of Republican Party presidential candidate Donald Trump, the S&P 500 surpassed 2,200 points for the first time and reached eight record-high closings between the election and the end of 2016. Overall, bond markets underperformed equity markets during the reporting period as rising stock prices attracted investors and expectations for rising interest rates in the U.S. hurt prices for U.S. Treasury bonds and core fixed-income debt securities. In general, U.S. equities and emerging market equities out-performed other developed market equities during the twelve months ended December 31, 2016.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and outperformed the Global Allocation Composite Benchmark (the “Composite”) for the twelve months ended December 31, 2016. The Portfolio’s allocation to core fixed-income securities, which underperformed global equities during the reporting period, detracted from performance relative to the Benchmark.

The Portfolio’s performance relative to the Composite, which consists of 60% MSCI World Index and 40% Bloomberg Barclays Global Aggregate Index, was helped by the Portfolio’s overweight allocation to U.S. high yield bonds (also known as “junk bonds”) and the Portfolio’s overweight allocation to U.S. equities.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio’s managers continued to maintain a constructive view on developed market equities and extended credit. The Portfolio’s largest allocations were to U.S. equities and high yield bonds. However, the Fund’s developed market equity exposure decreased in both Europe and Japan, given the portfolio managers’ views on slowing, but still positive, global growth. The Fund’s Japanese equity exposure decreased after the central bank’s negative interest rate policy hurt investor sentiment.

The portfolio managers added to the Fund’s emerging market equity and debt exposure toward the end of the reporting period. In fixed income assets, the portfolio managers maintained a positive view on credit as expressed through high yield bonds in the U.S., as well as non-agency mortgages. Within core fixed income, the Fund decreased its allocation to global government bonds and U.S. investment grade fixed income. The portfolio managers also began decreasing the Fund’s exposure to longer duration debt toward the end of the reporting period. Generally, bonds with longer duration will experience a larger decrease in price relative to shorter duration bonds as interest rates rise.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	30.9%
2.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	3.5
3.	U.K. Treasury Gilt, (United Kingdom), Reg. S, 1.000%, 09/07/17	3.3
4.	U.K. Treasury Gilt, (United Kingdom), Reg. S, 1.750%, 01/22/17	3.3
5.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	3.0
6.	U.S. Treasury Note, 0.500%, 01/31/17	2.0
7.	Japan Government Bond, (Japan), Series 343, 0.100%, 06/20/26	0.9
8.	Australia Government Bond, (Australia), Series 122, Reg. S, 5.250%, 03/15/19	0.7
9.	Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-SD1, Class M1, VAR, 3.006%, 03/25/33	0.7
10.	Canada Government Bond, (Canada), 1.750%, 03/01/19	0.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Twenty-First Century Fox, Inc., Class A	16.7%
2.	Alliance Data Systems Corp.	15.5
3.	Host Hotels & Resorts, Inc.	7.5
4.	United Parcel Service, Inc., Class B	6.2
5.	eBay, Inc.	4.0
6.	Sally Beauty Holdings, Inc.	2.4
7.	Enbridge, Inc., (Canada)	2.2
8.	Oshkosh Corp.	2.1
9.	Omnicom Group, Inc.	2.1
10.	Kohl’s Corp.	1.8

LONG POSITION PORTFOLIO COMPOSITION***
Investment Companies	37.5%
Common Stocks	33.2
Foreign Government Securities	10.1
Asset-Backed Securities	4.1
Collateralized Mortgage Obligations	2.9
U.S. Treasury Obligation	2.9
Corporate Bonds	1.8
Others (each less than 1.0%)	0.6
Short-Term Investment	6.9

SHORT POSITION PORTFOLIO COMPOSITION****
Common Stocks	100.0%

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Portfolio’s composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2016. The Portfolio’s composition is subject to change.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	6.13%	2.28%
CLASS 2 SHARES	December 9, 2014	5.84	2.01

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 12/31/2016)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Global Allocation Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays Global Aggregate Index, the Global Allocation Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to December 31, 2016. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Indices does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — 99.4%
Asset-Backed Securities — 4.0%
	United States — 4.0%
131,819	ACE Securities Corp. Home Equity Loan Trust, Series 2003-HE1, Class M1, VAR, 1.731%, 11/25/33	124,656
54,683	AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-1, Class A7, 7.610%, 03/25/27	54,470
81,881	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W5, Class M1, VAR, 1.656%, 04/25/34	77,919
	Asset-Backed Securities Corp. Home Equity Loan Trust,
98,643	Series 2003-HE6, Class M2, VAR, 3.231%, 11/25/33	93,164
89,703	Series 2004-HE3, Class M2, VAR, 2.436%, 06/25/34	81,408
	Bear Stearns Asset-Backed Securities Trust,
68,988	Series 2003-2, Class M1, VAR, 2.556%, 03/25/43	64,957
53,703	Series 2004-HE5, Class M2, VAR, 2.631%, 07/25/34	52,603
	Countrywide Asset-Backed Certificates,
65,745	Series 2004-2, Class M1, VAR, 1.506%, 05/25/34	62,489
123,911	Series 2006-19, Class 2A2, VAR, 0.916%, 03/25/37	119,463
63,972	CWABS, Inc. Asset-Backed Certificates, Series 2004-1, Class M2, VAR, 1.581%, 03/25/34	59,335
	CWABS, Inc. Asset-Backed Certificates Trust,
93,012	Series 2004-5, Class M3, VAR, 2.481%, 07/25/34	85,210
58,133	Series 2004-5, Class M5, VAR, 3.081%, 05/25/34	55,667
115,554	GSAMP Trust, Series 2003-SEA, Class A1, VAR, 1.156%, 02/25/33	107,241
86,899	Home Equity Asset Trust, Series 2007-2, Class 2A2, VAR, 0.941%, 07/25/37	84,819
122,172	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-B, Class 2A3, VAR, 0.946%, 06/25/36	115,971
129,367	Long Beach Mortgage Loan Trust, Series 2004-4, Class M1, VAR, 1.656%, 10/25/34	118,188
	Morgan Stanley ABS Capital I, Inc. Trust,
72,144	Series 2003-NC10, Class M1, VAR, 1.776%, 10/25/33	68,659

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
378,550	Series 2003-SD1, Class M1, VAR, 3.006%, 03/25/33	356,310
57,990	Saxon Asset Securities Trust, Series 2003-3, Class M1, VAR, 1.731%, 12/25/33	55,116
54,424	Structured Asset Investment Loan Trust, Series 2003-BC11, Class M1, VAR, 1.731%, 10/25/33	53,378
	Structured Asset Securities Corp. Mortgage Loan Trust,
134,257	Series 2006-BC6, Class A4, VAR, 0.926%, 01/25/37	123,104
77,641	Series 2007-WF2, Class A1, VAR, 1.756%, 08/25/37	74,864
119,289	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2006-3, Class A2, VAR, 0.906%, 01/25/37	114,396

	Total Asset-Backed Securities (Cost $2,172,003)	2,203,387

Collateralized Mortgage Obligations — 2.9%
	United States — 2.9%
59,045	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, VAR, 3.278%, 06/25/45	58,563
46,154	Banc of America Funding Trust, Series 2006-A, Class 1A1, VAR, 3.061%, 02/20/36	45,679
45,276	Banc of America Mortgage Trust, Series 2005-A, Class 2A2, VAR, 2.961%, 02/25/35	44,704
72,227	Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2, VAR, 2.993%, 05/25/35	70,868
70,327	First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 4A1, VAR, 2.873%, 02/25/35	69,215
107,612	GSR Mortgage Loan Trust, Series 2005-AR3, Class 1A1, VAR, 1.196%, 05/25/35	101,328
142,732	Impac CMB Trust, Series 2004-7, Class 1A2, VAR, 1.676%, 11/25/34	132,095
53,470	JP Morgan Mortgage Trust, Series 2005-A3, Class 4A1, VAR, 3.077%, 06/25/35	53,668
15,909	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.500%, 01/25/36	14,105
43,711	Merrill Lynch Mortgage Investors Trust, Series 2007-1, Class 4A3, VAR, 5.210%, 01/25/37	42,560
47,315	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 4A, VAR, 3.201%, 07/25/34	45,477

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Collateralized Mortgage Obligations — continued
	United States — continued
85,460	Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates, Series 2005-5, Class 1APT, VAR, 1.036%, 12/25/35	77,580
38,993	Residential Asset Securitization Trust, Series 2004-A6, Class A1, 5.000%, 08/25/19	38,970
47,211	RFMSI Trust, Series 2003-S20, Class 2A1, 4.750%, 12/25/18	47,464
	WaMu Mortgage Pass-Through Certificates Trust
38,491	Series 2005-AR3, Class A1, VAR, 2.798%, 03/25/35	37,467
60,529	Series 2005-AR5, Class A6, VAR, 2.720%, 05/25/35	60,432
57,381	Series 2005-AR10, Class 1A3, VAR, 2.748%, 09/25/35	55,567
	Wells Fargo Mortgage Backed Securities Trust
69,932	Series 2004-EE, Class 2A2, VAR, 3.034%, 12/25/34	71,200
144,113	Series 2004-W, Class A1, VAR, 3.004%, 11/25/34	143,549
59,211	Series 2004-Z, Class 2A2, VAR, 3.001%, 12/25/34	59,762
33,766	Series 2005-16, Class A8, 5.750%, 01/25/36	35,888
25,169	Series 2005-AR2, Class 2A1, VAR, 2.908%, 03/25/35	24,966
48,403	Series 2005-AR2, Class 2A2, VAR, 2.908%, 03/25/35	48,794
73,122	Series 2005-AR3, Class 1A1, VAR, 3.079%, 03/25/35	74,562
47,043	Series 2005-AR4, Class 2A2, VAR, 3.067%, 04/25/35	46,977
89,287	Series 2006-AR3, Class A3, VAR, 3.031%, 03/25/36	87,402

	Total Collateralized Mortgage Obligations (Cost $1,554,502)	1,588,842

SHARES
Common Stocks — 33.0%
	Australia — 1.4%
9,788	AMP Ltd.	35,499
5,203	Australia & New Zealand Banking Group Ltd.	113,900
5,739	BHP Billiton Ltd.	102,813
2,023	Commonwealth Bank of Australia	120,013

SHARES	SECURITY DESCRIPTION	VALUE

	Australia — continued
349	CSL Ltd.	25,240
6,980	Dexus Property Group	48,422
12,778	Goodman Group	65,623
965	Macquarie Group Ltd.	60,450
854	National Australia Bank Ltd.	18,863
3,219	Wesfarmers Ltd.	97,703
2,136	Westpac Banking Corp.	50,140

		738,666

	Belgium — 0.2%
1,228	Anheuser-Busch InBev SA/NV	129,976

	Canada — 0.3%
637	Canadian Pacific Railway Ltd.	90,945
700	Novadaq Technologies, Inc. (a)	4,963
338	Potash Corp. of Saskatchewan, Inc.	6,114
22	TransCanada Corp.	993
1,031	Waste Connections, Inc.	81,026

		184,041

	Denmark — 0.1%
1,427	Novo Nordisk A/S, Class B	51,190

	Finland — 0.5%
620	Cargotec OYJ, Class B	27,914
15,414	Nokia OYJ	73,928
5,175	Outokumpu OYJ (a)	46,080
2,841	UPM-Kymmene OYJ	69,478
1,274	Wartsila OYJ Abp	57,121

		274,521

	France — 2.0%
1,017	Air Liquide SA	113,089
1,634	Airbus Group SE	107,924
370	Arkema SA	36,168
4,296	AXA SA	108,297
1,552	BNP Paribas SA	98,766
1,669	Engie SA	21,245
6,067	Natixis SA	34,165
566	Pernod Ricard SA	61,252
569	Renault SA	50,537
1,291	Sanofi	104,397
1,354	Schneider Electric SE	94,060
454	Sodexo SA	52,125
654	Technip SA	46,586
2,180	TOTAL SA	111,817
3,373	Vivendi SA	63,975

		1,104,403

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Germany — 1.9%
368	adidas AG	58,040
104	Allianz SE	17,164
413	BASF SE	38,275
1,127	Bayer AG	117,415
1,479	Brenntag AG	81,979
1,548	Daimler AG	114,886
747	Deutsche Boerse AG (a)	60,788
2,395	Deutsche Post AG	78,544
4,359	Deutsche Telekom AG	74,788
272	HeidelbergCement AG	25,318
3,127	Infineon Technologies AG	54,089
343	Linde AG	56,265
1,456	SAP SE	125,951
1,309	Siemens AG	160,274

		1,063,776

	Hong Kong — 0.6%
4,600	AIA Group Ltd.	25,768
7,552	Cheung Kong Property Holdings Ltd.	46,120
6,552	CK Hutchison Holdings Ltd.	73,962
2,300	Hang Seng Bank Ltd.	42,653
7,500	Power Assets Holdings Ltd.	65,978
7,200	Sands China Ltd.	31,062
6,000	Wharf Holdings Ltd. (The)	39,744

		325,287

	Ireland — 0.1%
22	AerCap Holdings NV (a)	915
741	Ryanair Holdings plc, ADR (a)	61,696
27	XL Group Ltd.	1,006

		63,617

	Israel — 0.2%
2,295	Teva Pharmaceutical Industries Ltd., ADR	83,194

	Italy — 0.6%
3,285	Assicurazioni Generali SpA	48,691
2,663	Atlantia SpA	62,304
18,346	Enel SpA	80,644
9,005	Intesa Sanpaolo SpA	22,811
70,202	Telecom Italia SpA (a)	61,984
14,945	UniCredit SpA	42,918

		319,352

	Japan — 4.7%
2,400	Bridgestone Corp.	86,354
100	Central Japan Railway Co.	16,419

SHARES	SECURITY DESCRIPTION	VALUE

	Japan — continued
700	Daikin Industries Ltd.	64,126
1,400	Dentsu, Inc.	65,833
2,900	DMG Mori Co. Ltd.	35,119
800	East Japan Railway Co.	68,975
16,000	Fujitsu Ltd.	88,601
14,000	Hitachi Ltd.	75,490
2,400	Honda Motor Co. Ltd.	70,069
3,600	J Front Retailing Co. Ltd.	48,469
1,700	Japan Airlines Co. Ltd.	49,607
17,600	JX Holdings, Inc.	74,367
7,000	Kajima Corp.	48,350
1,600	KDDI Corp.	40,405
4,000	Kirin Holdings Co. Ltd.	64,925
2,500	Kyowa Hakko Kirin Co. Ltd.	34,483
2,300	Kyushu Electric Power Co., Inc.	24,917
2,200	LIXIL Group Corp.	49,864
700	Mabuchi Motor Co. Ltd.	36,375
5,000	Mazda Motor Corp.	81,420
18,100	Mitsubishi UFJ Financial Group, Inc.	111,629
4,900	Mitsui & Co. Ltd.	67,141
2,000	Mitsui Fudosan Co. Ltd.	46,301
2,300	MS&AD Insurance Group Holdings, Inc.	71,225
400	Nidec Corp.	34,436
3,800	Nippon Steel & Sumitomo Metal Corp.	84,166
2,100	Nippon Telegraph & Telephone Corp.	88,400
500	Omron Corp.	19,107
3,500	ORIX Corp.	54,475
1,300	Otsuka Holdings Co. Ltd.	56,628
2,200	Seiko Epson Corp.	46,448
2,300	Seven & i Holdings Co. Ltd.	87,467
2,400	Sony Corp.	67,061
2,700	Sumitomo Mitsui Financial Group, Inc.	102,824
1,400	Suntory Beverage & Food Ltd.	57,990
1,600	Suzuken Co. Ltd.	52,260
4,000	Takashimaya Co. Ltd.	32,927
15,000	Tokyo Gas Co. Ltd.	67,712
2,700	Toyota Motor Corp.	158,297
1,100	West Japan Railway Co.	67,381
2,600	Yamato Holdings Co. Ltd.	52,705

		2,550,748

	Luxembourg — 0.1%
7,986	ArcelorMittal (a)	58,677

	Netherlands — 1.4%
5,766	Aegon NV	31,676

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Netherlands — continued
772	ASML Holding NV	86,518
961	Heineken NV	72,015
7,231	ING Groep NV	101,804
17,124	Koninklijke KPN NV	50,638
2,452	Koninklijke Philips NV	74,962
1,384	NN Group NV	46,852
230	NXP Semiconductors NV (a)	22,542
4,670	Royal Dutch Shell plc, Class A	128,909
4,467	Royal Dutch Shell plc, Class B	128,346

		744,262

	New Zealand — 0.1%
21,298	Spark New Zealand Ltd.	50,396

	Portugal — 0.1%
2,071	Galp Energia SGPS SA	30,875

	Singapore — 0.2%
247	Broadcom Ltd.	43,662
6,300	DBS Group Holdings Ltd.	75,164

		118,826

	Spain — 0.4%
13,287	Banco Santander SA	69,123
55,159	Bankia SA	56,209
34	Distribuidora Internacional de Alimentacion SA	167
2,348	Repsol SA	32,997
8,943	Telefonica SA	82,565

		241,061

	Sweden — 0.2%
6,989	Nordea Bank AB	77,442
2,645	Sandvik AB	32,629

		110,071

	Switzerland — 2.0%
256	Actelion Ltd. (a)	55,324
1,038	Cie Financiere Richemont SA	68,602
1,203	Credit Suisse Group AG (a)	17,192
1,481	LafargeHolcim Ltd. (a)	77,723
3,969	Nestle SA	284,330
2,186	Novartis AG	158,974
900	Roche Holding AG	205,157
69	Syngenta AG (a)	27,338
5,447	UBS Group AG	85,166

SHARES	SECURITY DESCRIPTION	VALUE

	Switzerland — continued
1,230	Wolseley plc	75,087
79	Zurich Insurance Group AG (a)	21,711

		1,076,604

	United Kingdom — 3.1%
9,015	3i Group plc	77,983
1,288	Associated British Foods plc	43,460
1,895	AstraZeneca plc	103,482
9,631	Aviva plc	57,368
10,949	Barclays plc	30,048
5,793	Barratt Developments plc	32,934
13,495	BP plc	84,525
2,825	British American Tobacco plc	160,108
786	Burberry Group plc	14,485
26,317	Centrica plc	75,794
7,487	Dixons Carphone plc	32,699
4,848	GlaxoSmithKline plc	93,123
17,110	HSBC Holdings plc	137,880
1,501	InterContinental Hotels Group plc	67,116
21,943	ITV plc	55,714
105,034	Lloyds Banking Group plc	80,653
5,009	Prudential plc	99,967
811	Reckitt Benckiser Group plc	68,698
1,550	Rio Tinto Ltd.	66,404
1,405	Rio Tinto plc	53,640
7,314	Standard Chartered plc (a)	59,645
21,404	Taylor Wimpey plc	40,370
1,006	Unilever NV, CVA	41,325
48,159	Vodafone Group plc	118,514

		1,695,935

	United States — 12.8%
25	Abbott Laboratories	960
1,081	Acadia Healthcare Co., Inc. (a)	35,781
194	Acuity Brands, Inc.	44,787
316	Adobe Systems, Inc. (a)	32,532
354	AdvanSix, Inc. (a)	7,838
488	Aetna, Inc. (j)	60,516
207	Affiliated Managers Group, Inc. (a)	30,078
22	Agilent Technologies, Inc.	1,002
9	Alexion Pharmaceuticals, Inc. (a)	1,101
14	Alleghany Corp. (a)	8,514
75	Allergan plc (a)	15,751
440	Allied World Assurance Co. Holdings AG	23,632
50	Ally Financial, Inc.	951

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	United States — continued
102	Alphabet, Inc., Class A (a)	80,830
250	Alphabet, Inc., Class C (a) (j)	192,955
380	Altria Group, Inc.	25,696
162	Amazon.com, Inc. (a) (j)	121,479
503	American Electric Power Co., Inc.	31,669
394	American Express Co.	29,188
1,036	American Homes 4 Rent, Class A	21,735
824	American International Group, Inc.	53,815
9	Ameriprise Financial, Inc.	998
589	Amphenol Corp., Class A	39,581
233	Amplify Snack Brands, Inc. (a)	2,053
16	Anadarko Petroleum Corp.	1,116
15	Analog Devices, Inc.	1,089
640	Apple, Inc. (j)	74,125
720	Applied Materials, Inc.	23,234
222	Arista Networks, Inc. (a)	21,483
309	Arrow Electronics, Inc. (a)	22,032
19	Arthur J Gallagher & Co.	987
410	AT&T, Inc.	17,437
29	AutoZone, Inc. (a)	22,904
6	AvalonBay Communities, Inc.	1,063
419	Ball Corp.	31,454
3,821	Bank of America Corp.	84,444
21	Bank of New York Mellon Corp. (The)	995
6	Becton Dickinson and Co.	993
426	Bed Bath & Beyond, Inc.	17,313
636	Berry Plastics Group, Inc. (a)	30,992
515	Best Buy Co., Inc.	21,975
81	Biogen, Inc. (a)	22,970
81	BlackRock, Inc.	30,824
47	Boston Scientific Corp. (a)	1,017
263	Brinker International, Inc.	13,026
17	Bristol-Myers Squibb Co.	993
806	Brixmor Property Group, Inc.	19,683
49	Cabot Oil & Gas Corp.	1,145
855	Capital One Financial Corp.	74,590
540	Carlisle Cos., Inc. (j)	59,557
166	Casey’s General Stores, Inc.	19,734
1,442	CBRE Group, Inc., Class A (a)	45,409
387	CBS Corp. (Non-Voting), Class B	24,621
312	Celgene Corp. (a)	36,114
1,809	Charles Schwab Corp. (The)	71,401
98	Charter Communications, Inc., Class A (a)	28,216
29	Cheniere Energy, Inc. (a)	1,201

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
232	Chubb Ltd.	30,652
82	Cigna Corp.	10,938
1,135	Cisco Systems, Inc.	34,300
671	Citigroup, Inc.	39,878
1,015	Citizens Financial Group, Inc.	36,164
1,208	Clear Channel Outdoor Holdings, Inc., Class A	6,100
681	CNO Financial Group, Inc.	13,041
284	Columbia Sportswear Co.	16,557
653	Comcast Corp., Class A	45,090
343	Concho Resources, Inc. (a)	45,482
544	ConocoPhillips	27,276
1,349	Corning, Inc.	32,740
96	CoStar Group, Inc. (a)	18,095
6	Costco Wholesale Corp.	961
779	Coty, Inc., Class A	14,263
17	Crown Holdings, Inc. (a)	894
386	CVS Health Corp.	30,459
15	Delphi Automotive plc	1,010
1,044	Delta Air Lines, Inc.	51,354
10	Diamondback Energy, Inc. (a)	1,011
167	Discover Financial Services	12,039
1,019	DISH Network Corp., Class A (a)	59,031
456	Dollar General Corp.	33,776
310	Dover Corp.	23,228
39	DR Horton, Inc.	1,066
239	Dr Pepper Snapple Group, Inc.	21,670
343	Duke Energy Corp.	26,624
329	Eagle Materials, Inc.	32,416
622	East West Bancorp, Inc.	31,616
206	EastGroup Properties, Inc.	15,211
13	Eastman Chemical Co.	978
15	Eaton Corp. plc	1,006
143	Ecolab, Inc.	16,762
339	Edison International	24,405
14	EI du Pont de Nemours & Co.	1,028
748	Electronic Arts, Inc. (a)	58,912
360	Eli Lilly & Co.	26,478
248	Energizer Holdings, Inc.	11,063
808	Entercom Communications Corp., Class A	12,362
265	EOG Resources, Inc.	26,791
383	EQT Corp.	25,048
206	Equifax, Inc.	24,355
5	Everest Re Group Ltd.	1,082
380	Eversource Energy	20,987

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	United States — continued
204	Expedia, Inc.	23,109
822	Exxon Mobil Corp. (j)	74,194
1,423	Facebook, Inc., Class A (a)	163,716
620	Fidelity National Information Services, Inc.	46,897
65	First Data Corp., Class A (a)	922
245	First Republic Bank	22,574
158	Fiserv, Inc. (a)	16,792
585	Fortune Brands Home & Security, Inc.	31,274
618	Gap, Inc. (The)	13,868
31	General Electric Co.	980
342	Genuine Parts Co.	32,675
675	Gilead Sciences, Inc.	48,337
1,021	GoDaddy, Inc., Class A (a)	35,684
71	Goldman Sachs Group, Inc. (The)	17,001
1,031	Graphic Packaging Holding Co.	12,867
306	Guidewire Software, Inc. (a)	15,095
20	Halliburton Co.	1,082
664	Hanesbrands, Inc.	14,322
302	Harris Corp.	30,946
806	Hartford Financial Services Group, Inc. (The)	38,406
318	HCA Holdings, Inc. (a)	23,538
33	HCP, Inc.	981
825	HD Supply Holdings, Inc. (a)	35,071
942	Hewlett Packard Enterprise Co.	21,798
2,807	Hilton Worldwide Holdings, Inc.	76,350
191	Home Depot, Inc. (The)	25,609
289	Honeywell International, Inc.	33,481
385	Hormel Foods Corp.	13,402
64	HP, Inc.	950
117	Humana, Inc.	23,872
201	Illinois Tool Works, Inc.	24,614
187	Illumina, Inc. (a)	23,943
9	Incyte Corp. (a)	902
119	Intercept Pharmaceuticals, Inc. (a)	12,929
18	Intercontinental Exchange, Inc.	1,016
509	Invesco Ltd.	15,443
437	Johnson & Johnson	50,347
11	Kansas City Southern	933
698	KapStone Paper and Packaging Corp.	15,391
966	KeyCorp	17,649
743	Kimco Realty Corp.	18,694
1,363	Kinder Morgan, Inc.	28,228
394	Kite Pharma, Inc. (a)	17,667

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
251	KLA-Tencor Corp.	19,749
514	Kohl’s Corp.	25,381
12	Kraft Heinz Co. (The)	1,048
642	Kroger Co. (The)	22,155
877	La Quinta Holdings, Inc. (a)	12,462
202	Lam Research Corp.	21,357
446	Lazard Ltd., Class A	18,326
295	Lennox International, Inc.	45,185
123	Liberty Media Corp.-Liberty Media, Class A (a)	3,856
906	LKQ Corp. (a)	27,769
1,439	Loews Corp. (j)	67,388
14	Lowe’s Cos., Inc.	996
300	M&T Bank Corp.	46,929
585	Marathon Petroleum Corp.	29,455
138	Marsh & McLennan Cos., Inc.	9,327
115	Martin Marietta Materials, Inc.	25,476
30	Masco Corp.	949
674	Mastercard, Inc., Class A	69,590
7	McKesson Corp.	983
902	Media General, Inc. (a)	16,985
771	Merck & Co., Inc.	45,389
18	MetLife, Inc.	970
1,934	Microsoft Corp. (j)	120,179
155	Middleby Corp. (The) (a)	19,966
26	Mobileye NV (a)	991
351	Mohawk Industries, Inc. (a) (j)	70,088
128	Molson Coors Brewing Co., Class B	12,456
23	Mondelez International, Inc., Class A	1,020
440	Monster Beverage Corp. (a)	19,510
623	Morgan Stanley	26,322
36	Mosaic Co. (The)	1,056
333	Nasdaq, Inc.	22,351
249	Netflix, Inc. (a)	30,826
3,176	Newell Brands, Inc.	141,808
183	Nexstar Broadcasting Group, Inc., Class A	11,584
288	NextEra Energy, Inc.	34,404
19	NIKE, Inc., Class B	966
410	Nordstrom, Inc.	19,651
9	Norfolk Southern Corp.	973
257	Northern Trust Corp.	22,886
4	Northrop Grumman Corp.	930
645	Norwegian Cruise Line Holdings Ltd. (a)	27,432
240	NVIDIA Corp.	25,618
299	Old Dominion Freight Line, Inc. (a)	25,651

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	United States — continued
38	Olin Corp.	973
33	Omega Healthcare Investors, Inc.	1,032
87	ON Semiconductor Corp. (a)	1,110
4	O’Reilly Automotive, Inc. (a)	1,114
703	Outfront Media, Inc.	17,484
16	PACCAR, Inc.	1,022
154	Palo Alto Networks, Inc. (a)	19,258
1,357	PayPal Holdings, Inc. (a)	53,561
641	PBF Energy, Inc., Class A	17,871
9	PepsiCo, Inc.	942
2,312	Pfizer, Inc. (j)	75,094
16	PG&E Corp.	972
334	Phillips 66	28,861
13	Pinnacle West Capital Corp.	1,014
6	Pioneer Natural Resources Co.	1,080
407	PNC Financial Services Group, Inc. (The)	47,603
287	Post Holdings, Inc. (a)	23,072
34	Priceline Group, Inc. (The) (a)	49,846
384	Procter & Gamble Co. (The)	32,287
159	Prudential Financial, Inc.	16,546
389	QUALCOMM, Inc.	25,363
60	Quality Care Properties, Inc. (a)	930
31	Range Resources Corp.	1,065
976	Rayonier, Inc.	25,962
280	Red Rock Resorts, Inc., Class A	6,493
549	Revance Therapeutics, Inc. (a)	11,364
110	Royal Caribbean Cruises Ltd.	9,024
294	S&P Global, Inc.	31,617
354	salesforce.com, Inc. (a)	24,235
21	Sealed Air Corp.	952
182	Sempra Energy	18,316
359	ServiceNow, Inc. (a)	26,688
1,762	Shire plc	100,609
245	Signature Bank (a)	36,799
345	Sinclair Broadcast Group, Inc., Class A	11,506
13	Skyworks Solutions, Inc.	971
9	SL Green Realty Corp.	968
1,002	Southwest Airlines Co.	49,940
98	Southwestern Energy Co. (a)	1,060
240	Spark Therapeutics, Inc. (a)	11,976
448	Splunk, Inc. (a)	22,915
615	Sprouts Farmers Market, Inc. (a)	11,636
331	Stanley Black & Decker, Inc.	37,962
686	Starbucks Corp.	38,087

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
39	STORE Capital Corp.	964
723	SunTrust Banks, Inc.	39,657
463	T Rowe Price Group, Inc.	34,845
14	TE Connectivity Ltd.	970
88	Tesla Motors, Inc. (a)	18,805
591	Texas Instruments, Inc.	43,125
1,775	TherapeuticsMD, Inc. (a)	10,242
340	Thermo Fisher Scientific, Inc.	47,974
371	Tiffany & Co.	28,727
704	Time Warner, Inc.	67,957
51	TimkenSteel Corp. (a)	789
293	T-Mobile US, Inc. (a)	16,850
275	Travelers Cos., Inc. (The)	33,665
318	TreeHouse Foods, Inc. (a)	22,956
2,411	Twenty-First Century Fox, Inc., Class B	65,700
331	Tyson Foods, Inc., Class A	20,416
680	US Bancorp	34,932
69	Ulta Salon Cosmetics & Fragrance, Inc. (a)	17,591
10	Union Pacific Corp.	1,037
16	United Continental Holdings, Inc. (a)	1,166
329	United Technologies Corp.	36,065
785	UnitedHealth Group, Inc. (j)	125,631
558	Unum Group	24,513
732	Vantiv, Inc., Class A (a)	43,642
357	Veeva Systems, Inc., Class A (a)	14,530
533	Verizon Communications, Inc.	28,452
315	Vertex Pharmaceuticals, Inc. (a)	23,206
915	Visa, Inc., Class A	71,388
191	Vulcan Materials Co.	23,904
270	WABCO Holdings, Inc. (a)	28,661
10	Walt Disney Co. (The)	1,042
431	Wayfair, Inc., Class A (a)	15,107
17	WEC Energy Group, Inc.	997
2,336	Wells Fargo & Co.	128,737
624	WestRock Co.	31,680
9	WEX, Inc. (a)	1,004
430	Weyerhaeuser Co.	12,939
12	Workday, Inc., Class A (a)	793
794	Xcel Energy, Inc.	32,316
15	Yum! Brands, Inc.	950
9	Zimmer Biomet Holdings, Inc.	929
25	Zions Bancorp	1,076

		6,976,830

	Total Common Stocks (Cost $16,812,861)	17,992,308

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — 1.8%
	Belgium — 0.1%
20,000	Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/46	21,475

	Canada — 0.0% (g)
10,000	Emera US Finance LP, 4.750%, 06/15/46 (e)	10,065

	Israel — 0.1%
25,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/46	21,158

	Netherlands — 0.0% (g)
20,000	Shell International Finance BV, 3.750%, 09/12/46	18,363

	United States — 1.6%
20,000	21st Century Fox America, Inc., 4.950%, 10/15/45	20,515
10,000	Abbott Laboratories, 4.900%, 11/30/46	10,243
20,000	AbbVie, Inc., 4.450%, 05/14/46	19,113
20,000	Actavis Funding SCS, 4.750%, 03/15/45	19,597
10,000	Altria Group, Inc., 3.875%, 09/16/46	9,210
20,000	American International Group, Inc., 4.800%, 07/10/45	20,718
20,000	Amgen, Inc., 4.400%, 05/01/45	19,156
30,000	Apple, Inc., 3.850%, 08/04/46	28,683
	AT&T, Inc.,
5,000	4.350%, 06/15/45	4,447
30,000	4.500%, 03/09/48	27,046
	Bank of America Corp.,
10,000	3.500%, 04/19/26	9,852
15,000	4.875%, 04/01/44	16,245
15,000	Berkshire Hathaway Energy Co., 4.500%, 02/01/45	15,531
10,000	CBS Corp., 4.600%, 01/15/45	9,606
15,000	Charter Communications Operating LLC, 6.484%, 10/23/45	17,311
	Citigroup, Inc.,
10,000	3.400%, 05/01/26	9,703
11,000	4.650%, 07/30/45	11,571
10,000	Columbia Pipeline Group, Inc., 5.800%, 06/01/45	11,479
20,000	Comcast Corp., 3.400%, 07/15/46	17,428
10,000	Consolidated Edison Co. of New York, Inc., Series C, 4.300%, 12/01/56	9,963
15,000	Diamond 1 Finance Corp., 8.350%, 07/15/46 (e)	18,441
15,000	Dominion Gas Holdings LLC, 4.600%, 12/15/44	14,896

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
20,000	Enterprise Products Operating LLC, 4.900%, 05/15/46	20,490
20,000	Exelon Corp., 4.450%, 04/15/46	19,539
20,000	Express Scripts Holding Co., 4.800%, 07/15/46	19,112
	Ford Motor Co.,
20,000	4.750%, 01/15/43	18,954
10,000	5.291%, 12/08/46	10,111
20,000	General Motors Co., 5.200%, 04/01/45	19,244
20,000	Gilead Sciences, Inc., 4.150%, 03/01/47	18,957
	Goldman Sachs Group, Inc. (The),
10,000	3.750%, 02/25/26	10,016
15,000	4.750%, 10/21/45	15,784
20,000	Halliburton Co., 5.000%, 11/15/45	21,648
15,000	Harris Corp., 5.054%, 04/27/45	15,807
20,000	Hess Corp., 5.800%, 04/01/47	20,719
5,000	Intel Corp., 4.100%, 05/19/46	4,946
20,000	Kraft Heinz Foods Co., 4.375%, 06/01/46	18,782
20,000	Kroger Co. (The), 3.875%, 10/15/46	18,169
10,000	Lockheed Martin Corp., 3.800%, 03/01/45	9,450
20,000	MetLife, Inc., 4.600%, 05/13/46	21,012
20,000	Microsoft Corp., 3.700%, 08/08/46	18,788
15,000	Morgan Stanley, 4.300%, 01/27/45	14,919
20,000	Mylan NV, 5.250%, 06/15/46 (e)	18,413
17,000	Noble Energy, Inc., 5.050%, 11/15/44	17,019
20,000	ONEOK Partners LP, 6.200%, 09/15/43	22,200
15,000	Oracle Corp., 4.000%, 07/15/46	14,317
10,000	Philip Morris International, Inc., 4.875%, 11/15/43	10,736
20,000	Phillips 66, 4.875%, 11/15/44	21,081
5,000	Phillips 66 Partners LP, 4.900%, 10/01/46	4,792
20,000	Prudential Financial, Inc., 4.600%, 05/15/44	20,774
15,000	Southern Power Co., Series F, 4.950%, 12/15/46	14,589
20,000	Sunoco Logistics Partners Operations LP, 5.350%, 05/15/45	19,279
20,000	Time Warner, Inc., 4.850%, 07/15/45	20,044
	Verizon Communications, Inc.,
30,000	4.125%, 08/15/46	27,096
10,000	4.862%, 08/21/46	10,113
10,000	Viacom, Inc., 4.375%, 03/15/43	7,952

		885,606

	Total Corporate Bonds (Cost $1,027,897)	956,667

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Foreign Government Securities — 10.0%
	Australia — 0.7%
AUD 493,000	Australia Government Bond, Reg. S, Series 122, 5.250%, 03/15/19	381,179

	Canada — 0.6%
CAD 455,000	Canada Government Bond, 1.750%, 03/01/19	345,883

	France — 0.4%
	France Government Bond,
EUR 58,500	Reg. S, 3.250%, 05/25/45	84,742
EUR 85,000	Reg. S, 4.750%, 04/25/35	141,593

		226,335

	Italy — 0.5%
	Italy Government Bond,
EUR182,000	0.450%, 06/01/21	191,389
EUR35,000	Reg. S, 3.500%, 03/01/30 (e)	42,626
EUR21,000	Reg. S, 4.750%, 09/01/44 (e)	29,899

		263,914

	Japan — 0.9%
JPY 55,000,000	Japan Government Bond, Series 343, 0.100%, 06/20/26	473,958

	Spain — 0.3%
EUR135,000	Spain Government Bond, Reg. S, 4.000%, 04/30/20 (e)	160,690

	United Kingdom — 6.6%
	U.K. Treasury Gilt,
GBP1,461,800	Reg. S, 1.000%, 09/07/17	1,813,549
GBP1,461,800	Reg. S, 1.750%, 01/22/17	1,803,090

		3,616,639

	Total Foreign Government Securities (Cost $5,949,585)	5,468,598

SHARES
Investment Companies — 37.3% (b)
206,837	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,642,285
90,104	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,898,492
2,285,408	JPMorgan High Yield Fund, Class R6 Shares	16,774,896

	Total Investment Companies (Cost $19,896,978)	20,315,673

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Options Purchased — 0.4%
	Call Options Purchased — 0.4%
171	iShares Russell 2000 Index Fund, expiring 03/17/17 at $134.00, American Style	91,058
25	S&P 500 Index, expiring 03/17/17 at $2,225.00, European Style	150,625

	Total Options Purchased (Cost $223,447)	241,683

SHARES
Preferred Stocks — 0.2%
	Germany — 0.2%
776	Henkel AG & Co. KGaA	92,375
199	Volkswagen AG	27,843

	Total Preferred Stocks (Cost $122,436)	120,218

PRINCIPAL AMOUNT
U.S. Treasury Obligations — 2.9%
	U.S. Treasury Bond,
122,500	3.625%, 08/15/43	135,564
150,000	3.750%, 08/15/41	168,618
26,000	5.375%, 02/15/31	34,569
27,500	6.125%, 08/15/29	37,931
	U.S. Treasury Note,
1,100,000	0.500%, 01/31/17 (k)	1,100,125
80,000	2.125%, 05/15/25	78,315

	Total U.S. Treasury Obligations (Cost $1,617,455)	1,555,122

Short-Term Investments — 6.9%
	Foreign Government Treasury Bill — 3.9%
CAD 2,838,000	Canadian Treasury Bill, 0.550%, 08/24/17 (n)	2,105,867

SHARES
	Investment Company — 3.0%
1,660,681	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l)	1,660,681

	Total Short-Term Investments (Cost $3,802,910)	3,766,548

	Total Investments, Before Short Positions — 99.4% (Cost $53,180,074)	54,209,046
	Other Assets in Excess of Liabilities — 0.6%	324,409

	NET ASSETS — 100.0%	54,533,455

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Short Positions — 0.7%
Common Stocks — 0.7%
	Bermuda — 0.0% (g)
9	RenaissanceRe Holdings Ltd.	1,226

	Canada — 0.0% (g)
12	Agrium, Inc.	1,206
207	Enbridge, Inc.	8,719

		9,925

	Sweden — 0.0% (g)
12	Autoliv, Inc.	1,358

	Taiwan — 0.0% (g)
38	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,093

	United States — 0.7%
7	3M Co.	1,250
18	AbbVie, Inc.	1,127
4	Acuity Brands, Inc.	923
16	Aflac, Inc.	1,114
23	AGCO Corp.	1,331
36	Air Lease Corp.	1,236
8	Air Products & Chemicals, Inc.	1,151
273	Alliance Data Systems Corp.	62,380
8	Amgen, Inc.	1,170
19	Amphenol Corp., Class A	1,277
11	Aon plc	1,227
15	AptarGroup, Inc.	1,102
58	Associated Banc-Corp.	1,433
22	Baxter International, Inc.	975
25	Bed Bath & Beyond, Inc.	1,016
22	Bemis Co., Inc.	1,052
7	Boeing Co. (The)	1,090
24	Brown-Forman Corp., Class B	1,078
16	Cardinal Health, Inc.	1,151
23	Cerner Corp. (a)	1,089
15	CH Robinson Worldwide, Inc.	1,099
10	Chevron Corp.	1,177
3	Chipotle Mexican Grill, Inc. (a)	1,132
25	Church & Dwight Co., Inc.	1,105
9	Cimarex Energy Co.	1,223
38	Cisco Systems, Inc.	1,148
13	Citrix Systems, Inc. (a)	1,161
10	Clorox Co. (The)	1,200
10	CME Group, Inc.	1,153
15	Colgate-Palmolive Co.	982
16	Consolidated Edison, Inc.	1,179
5	CR Bard, Inc.	1,123
16	Darden Restaurants, Inc.	1,163

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
12	Digital Realty Trust, Inc.	1,179
41	Discovery Communications, Inc., Class A (a)	1,124
17	Dominion Resources, Inc.	1,302
29	Domtar Corp.	1,132
28	Donaldson Co., Inc.	1,178
15	Duke Energy Corp.	1,164
545	eBay, Inc. (a)	16,181
10	Equifax, Inc.	1,182
13	Exxon Mobil Corp.	1,173
28	Fastenal Co.	1,315
8	Federal Realty Investment Trust	1,137
42	Federated Investors, Inc., Class B	1,188
45	Fifth Third Bancorp	1,214
61	First Horizon National Corp.	1,221
29	Franklin Resources, Inc.	1,148
187	Gap, Inc. (The)	4,196
21	Greif, Inc., Class A	1,077
13	Hasbro, Inc.	1,011
43	Healthcare Realty Trust, Inc.	1,304
39	Healthcare Trust of America, Inc., Class A	1,135
19	Helmerich & Payne, Inc.	1,471
12	Hershey Co. (The)	1,241
23	Hess Corp.	1,433
1,613	Host Hotels & Resorts, Inc.	30,389
9	Illinois Tool Works, Inc.	1,102
32	Intel Corp.	1,161
27	International Paper Co.	1,433
53	Interpublic Group of Cos., Inc. (The)	1,241
14	JB Hunt Transport Services, Inc.	1,359
647	JC Penney Co., Inc. (a)	5,377
10	Johnson & Johnson	1,152
48	Juniper Networks, Inc.	1,356
144	Kohl’s Corp.	7,111
125	LKQ Corp. (a)	3,831
19	Lululemon Athletica, Inc. (a)	1,235
14	LyondellBasell Industries NV, Class A	1,201
115	Macy’s, Inc.	4,118
76	Marathon Oil Corp.	1,316
16	Marriott International, Inc., Class A	1,323
30	Maxim Integrated Products, Inc.	1,157
9	McDonald’s Corp.	1,095
13	Medtronic plc	926
44	Murphy Oil Corp.	1,370
17	Nasdaq, Inc.	1,141
33	National Oilwell Varco, Inc.	1,236

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Short Positions — continued
Common Stocks — continued
	United States — continued
31	NetApp, Inc.	1,093
33	Noble Energy, Inc.	1,256
20	Nordstrom, Inc.	959
100	Omnicom Group, Inc.	8,511
25	ONEOK, Inc.	1,435
131	Oshkosh Corp.	8,464
13	Packaging Corp. of America	1,103
61	People’s United Financial, Inc.	1,181
9	Praxair, Inc.	1,055
20	Principal Financial Group, Inc.	1,157
34	Progressive Corp. (The)	1,207
20	Republic Services, Inc.	1,141
33	Ross Stores, Inc.	2,165
16	salesforce.com, Inc. (a)	1,095
364	Sally Beauty Holdings, Inc. (a)	9,617
16	Scripps Networks Interactive, Inc., Class A	1,142
29	Seagate Technology plc	1,107
9	Simon Property Group, Inc.	1,599
23	Sonoco Products Co.	1,212
23	Southern Co. (The)	1,131
28	Spectra Energy Corp.	1,151
10	Stryker Corp.	1,198
24	Sysco Corp.	1,329
17	Target Corp.	1,228
65	TJX Cos., Inc. (The)	4,883
16	Torchmark Corp.	1,180
10	Travelers Cos., Inc. (The)	1,224
2,401	Twenty-First Century Fox, Inc., Class A	67,324
26	US Bancorp	1,336
33	UDR, Inc.	1,204
37	Under Armour, Inc., Class A (a)	1,075
219	United Parcel Service, Inc., Class B	25,106
10	United Technologies Corp.	1,096
14	Varian Medical Systems, Inc. (a)	1,257
19	Ventas, Inc.	1,188
46	Versum Materials, Inc. (a)	1,291
16	Wal-Mart Stores, Inc.	1,106
18	Waste Management, Inc.	1,276
8	Waters Corp. (a)	1,075
22	Webster Financial Corp.	1,194
18	Welltower, Inc.	1,205
42	Whole Foods Market, Inc.	1,292
18	WR Berkley Corp.	1,197
43	Wyndham Worldwide Corp.	3,284

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
24	Xilinx, Inc.	1,449

		390,131

	Total Securities Sold Short (Proceeds $405,626)	$403,733

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2016

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

LONG PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE
Investment Companies	37.4%
Foreign Government Securities	10.1
Asset-Backed Securities	4.1
Foreign Government Treasury Bill	3.9
Banks	3.8
Collateralized Mortgage Obligations	2.9
Pharmaceuticals	2.4
U.S. Treasury Note	2.2
Oil, Gas & Consumable Fuels	1.9
Insurance	1.7
Capital Markets	1.2
Diversified Telecommunication Services	1.1
Automobiles	1.1
Media	1.0
Others (each less than 1.0%)	22.1
Short-Term Investment	3.1

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHORT PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE
Media	19.7%
IT Services	15.4
Equity Real Estate Investment Trusts (REITs)	10.0
Air Freight & Logistics	6.5
Specialty Retail	5.4
Oil, Gas & Consumable Fuels	5.0
Multiline Retail	4.7
Internet Software & Services	4.0
Machinery	3.0
Insurance	2.4
Hotels, Restaurants & Leisure	2.0
Banks	1.9
Containers & Packaging	1.7
Semiconductors & Semiconductor Equipment	1.5
Health Care Equipment & Supplies	1.4
Capital Markets	1.1
Chemicals	1.1
Others (each less than 1.0%)	13.2

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	10 Year Mini Japanese Government Bond	03/10/17	JPY	128,582	(66)
32	E-mini Russell 2000	03/17/17	USD	2,171,040	(25,736)
62	E-mini S&P 500	03/17/17	USD	6,932,220	(57,165)
3	Euro STOXX 50 Index	03/17/17	EUR	103,251	1,785
41	Mini MSCI Emerging Markets Index	03/17/17	USD	1,760,745	(47,623)
5	10 Year U.S. Treasury Note	03/22/17	USD	621,406	255
	Short Futures Outstanding
(1)	Euro-Buxl 30-Year Bond	03/08/17	EUR	(182,656)	(7,438)
(22)	JPY FX	03/13/17	USD	(2,364,175)	35,528
(48)	EURO STOXX 50 Index	03/17/17	EUR	(1,652,012)	(47,592)
(13)	FTSE 100 Index	03/17/17	GBP	(1,125,098)	(19,906)
(1)	10 Year Canadian Government Bond	03/22/17	CAD	(102,432)	1,022
(2)	U.S. Treasury Long Bond	03/22/17	USD	(301,312)	(3,473)
(59)	5 Year U.S. Treasury Note	03/31/17	USD	(6,942,180)	20,079

					(150,330)

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

Forward Foreign Currency Exchange Contracts
CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
549,861	AUD	Australia & New Zealand Banking Group Ltd.	03/31/17	395,364	395,982	(618)
2,823,551	CAD	Goldman Sachs International	01/31/17	2,094,412	2,103,695	(9,283)
471,861	CAD	Goldman Sachs International	03/31/17	350,254	351,803	(1,549)
631,416	EUR	National Australia Bank Ltd.	03/31/17	663,567	667,630	(4,063)
2,942,898	GBP	Citibank, N.A.	01/31/17	3,617,091	3,629,704	(12,613)
56,225,424	JPY	National Australia Bank Ltd.	03/31/17	480,152	483,197	(3,045)
				7,600,840	7,632,011	(31,171)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CVA	— Dutch Certification
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2016.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(j)	— All or a portion of the security is segregated for short sales. The total value of securities and cash segregated as collateral is $1,041,206 and $394,477, respectively.
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of December 31, 2016.
(n)	— The rate shown is the effective yield at the date of purchase.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	17

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016

Global Allocation Portfolio
ASSETS:
Investments in non-affiliates, at value	$32,232,692
Investments in affiliates, at value	21,976,354

Total investment securities, at value	54,209,046
Restricted cash	501
Cash	3,335
Foreign currency, at value	102,023
Deposits at broker for futures contracts	53,000
Deposits at broker for securities sold short	394,477
Receivables:
Investment securities sold	11,140
Portfolio shares sold	988
Interest and dividends from non-affiliates	77,427
Dividends from affiliates	453
Tax reclaims	10,946
Variation margin on futures contracts	227,330

Total Assets	55,090,666

LIABILITIES:
Payables:
Securities sold short, at value	403,733
Dividend expense to non-affiliates on securities sold short	727
Investment securities purchased	1,203
Portfolio shares redeemed	1,165
Unrealized depreciation on forward foreign currency exchange contracts	31,171
Accrued liabilities:
Investment advisory fees	13,237
Distribution fees	10,553
Custodian and accounting fees	29,233
Trustees’ and Chief Compliance Officer’s fees	45
Audit fees	61,316
Other	4,828

Total Liabilities	557,211

Net Assets	$54,533,455

NET ASSETS:
Paid-in-Capital	$54,292,577
Accumulated undistributed net investment income	49,003
Accumulated net realized gains (losses)	(654,826)
Net unrealized appreciation (depreciation)	846,701

Total Net Assets	$54,533,455

Net Assets:
Class 1	$4,664,040
Class 2	49,869,415

Total	$54,533,455

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class 1	313,321
Class 2	3,354,029
Net Asset Value, offering and redemption price per share (a):
Class 1	$14.89
Class 2	14.87

Cost of investments in non-affiliates	$31,622,415
Cost of investments in affiliates	21,557,659
Cost of foreign currency	101,272
Proceeds from securities sold short	405,626

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

Global Allocation Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$419,109
Dividend income from affiliates	803,637
Interest income from non-affiliates	210,079
Interest income from affiliates	349
Interest income from non-affiliates on securities sold short	67
Foreign taxes withheld	(32,138)

Total investment income	1,401,103

EXPENSES:
Investment advisory fees	274,480
Administration fees	37,496
Distribution fees — Class 2	107,699
Custodian and accounting fees	107,791
Interest expense to non-affiliates	192
Interest expense to affiliates	182
Professional fees	82,468
Trustees’ and Chief Compliance Officer’s fees	18,884
Printing and mailing costs	17,598
Transfer agency fees — Class 1	84
Transfer agency fees — Class 2	1,328
Other	6,749
Dividend expense to non-affiliates on securities sold short	817

Total expenses	655,768

Less fees waived	(193,759)
Less expense reimbursements	(339)

Net expenses	461,670

Net investment income (loss)	939,433

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(415,019)
Investments in affiliates	(140,809)
Futures	(262,439)
Securities sold short	(2,059)
Foreign currency transactions	736,686

Net realized gain (loss)	(83,640)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	791,065
Investments in affiliates	1,359,792
Futures	43,818
Foreign currency translations	(83,885)
Securities sold short	1,893

Change in net unrealized appreciation/depreciation	2,112,683

Net realized/unrealized gains (losses)	2,029,043

Change in net assets resulting from operations	$2,968,476

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Allocation Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$939,433	$346,721
Net realized gain (loss)	(83,640)	249,096
Distributions of capital gains received from investment company affiliates	—	4,024
Change in net unrealized appreciation/depreciation	2,112,683	(1,131,172)

Change in net assets resulting from operations	2,968,476	(531,331)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(138,691)	(4,629)
From net realized gains	(51)	(1,485)
Class 2
From net investment income	(1,379,799)	(435,431)
From net realized gains	(555)	(157,017)

Total distributions to shareholders	(1,519,096)	(598,562)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	20,529,111	13,731,651

NET ASSETS:
Change in net assets	21,978,491	12,601,758
Beginning of period	32,554,964	19,953,206

End of period	$54,533,455	$32,554,964

Accumulated undistributed net investment income	$49,003	$59,414

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,816,386	$395,096
Distributions reinvested	138,742	6,114
Cost of shares redeemed	(828,102)	(474)

Change in net assets resulting from Class 1 capital transactions	$4,127,026	$400,736

Class 2
Proceeds from shares issued	$18,819,300	$13,323,540
Distributions reinvested	1,380,354	592,448
Cost of shares redeemed	(3,797,569)	(585,073)

Change in net assets resulting from Class 2 capital transactions	$16,402,085	$13,330,915

Total change in net assets resulting from capital transactions	$20,529,111	$13,731,651

SHARE TRANSACTIONS:
Class 1
Issued	326,903	26,797
Reinvested	9,318	424
Redeemed	(56,772)	(31)

Change in Class 1 Shares	279,449	27,190

Class 2
Issued	1,298,330	887,208
Reinvested	92,827	41,128
Redeemed	(255,997)	(39,079)

Change in Class 2 Shares	1,135,160	889,257

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Global Allocation Portfolio
Class 1
Year Ended December 31, 2016	$14.46	$0.35	(i)	$0.54	$0.89	$(0.46)	$—	(j)	$(0.46)
Year Ended December 31, 2015	14.93	0.30	(i)	(0.46)	(0.16)	(0.23)	(0.08)		(0.31)
December 9, 2014 (m) through December 31, 2014	15.00	0.03		(0.06)	(0.03)	(0.04)	—		(0.04)

Class 2
Year Ended December 31, 2016	14.45	0.30	(i)	0.54	0.84	(0.42)	—	(j)	(0.42)
Year Ended December 31, 2015	14.93	0.22	(i)	(0.42)	(0.20)	(0.20)	(0.08)		(0.28)
December 9, 2014 (m) through December 31, 2014	15.00	0.03		(0.07)	(0.04)	(0.03)	—		(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Commencing on December 31, 2016, the Portfolio presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to December 31, 2016, the Portfolio did not transact in securities sold short.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Calculated based upon average shares outstanding.
(j)	Amount rounds to less than $0.005.
(k)	Dividend expense on securities sold short is less than 0.005%.
(l)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the year ended December 31, 2015 and the period ended December 31, 2014.
(m)	Commencement of operations.
(n)	Amount rounds to less than 0.5%.

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (including dividend expense for securities sold short) (e)(f)		Net investment income (loss)(b)		Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (c)(g)(h)		Portfolio turnover rate (including securities sold short) (c)(g)(h)

$14.89	6.13%	$4,664,040	0.77	%(k)	2.34%		1.20	%(k)	60%		61%
14.46	(1.06)	489,826	0.77	(l)	2.00	(l)	1.18	(l)	50		—
14.93	(0.23)	99,781	0.78	(l)	3.08	(l)	6.70	(l)	0.00	(n)	—

14.87	5.84	49,869,415	1.02	(k)	2.04		1.45	(k)	60		61
14.45	(1.32)	32,065,138	1.03	(l)	1.48	(l)	1.58	(l)	50		—
14.93	(0.25)	19,853,425	1.03	(l)	2.83	(l)	6.95	(l)	0.00	(n)	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize long-term total return.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Portfolio’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Portfolio’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

Futures and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at December 31, 2016.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$536,011	$1,667,376	$2,203,387
Collateralized Mortgage Obligations
United States	—	1,588,842	—	1,588,842
Common Stocks
Australia	—	738,666	—	738,666
Belgium	129,976	—	—	129,976
Canada	184,041	—	—	184,041
Denmark	—	51,190	—	51,190
Finland	—	274,521	—	274,521
France	—	1,104,403	—	1,104,403
Germany	—	1,063,776	—	1,063,776
Hong Kong	—	325,287	—	325,287
Ireland	63,617	—	—	63,617
Israel	83,194	—	—	83,194
Italy	—	319,352	—	319,352
Japan	—	2,550,748	—	2,550,748
Luxembourg	—	58,677	—	58,677
Netherlands	22,542	721,720	—	744,262
New Zealand	—	50,396	—	50,396
Portugal	—	30,875	—	30,875
Singapore	43,662	75,164	—	118,826
Spain	—	241,061	—	241,061
Sweden	—	110,071	—	110,071
Switzerland	27,338	1,049,266	—	1,076,604
United Kingdom	—	1,695,935	—	1,695,935
United States	6,876,221	100,609	—	6,976,830

Total Common Stocks	7,430,591	10,561,717	—	17,992,308

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	25

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds
Belgium	$—	$21,475	$—	$21,475
Canada	—	10,065	—	10,065
Israel	—	21,158	—	21,158
Netherlands	—	18,363	—	18,363
United States	—	885,606	—	885,606

Total Corporate Bonds	—	956,667	—	956,667

Foreign Government Securities	—	5,468,598	—	5,468,598
Investment Companies
United States	20,315,673	—	—	20,315,673
Options Purchased
Call Options Purchased	241,683	—	—	241,683
Preferred Stocks
Germany	—	120,218	—	120,218
U.S. Treasury Obligations
United States	—	1,555,122	—	1,555,122
Short-Term Investments
Foreign Government Treasury Bill	—	2,105,867	—	2,105,867
Investment Company	1,660,681	—	—	1,660,681

Total Investments in Securities	$29,648,628	$22,893,042	$1,667,376	$54,209,046

Liabilities
Common Stocks
Bermuda	(1,226)	—	—	(1,226)
Canada	(9,925)	—	—	(9,925)
Sweden	(1,358)	—	—	(1,358)
Taiwan	(1,093)	—	—	(1,093)
United States	(390,131)	—	—	(390,131)

Total Common Stocks	(403,733)	—	—	(403,733)

Total Liabilities for Securities Sold Short	$(403,733)	$—	$—	$(403,733)

Appreciation in Other Financial Instruments
Futures Contracts	$56,884	$1,785	$—	$58,669

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(31,171)	$—	$(31,171)
Futures Contracts	(141,501)	(67,498)	—	(208,999)

Total Depreciation in Other Financial Instruments	$(141,501)	$(98,669)	$—	$(240,170)

Transfers between fair values are valued utilizing values as of the beginning of the year.

There were no significant transfers among any levels during year ended December 31, 2016.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2015	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2016
Investments in Securities
Asset-Backed Securities	$1,291,015	$(2,118)	$21,083	$5,576	$779,788	$(593,283)	$165,315	$—	$1,667,376

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2016, which were valued using significant unobservable inputs (level 3) amounted to $20,404. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at December 31, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,667,376	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 9.00% (3.88%)
			Constant Default Rate	2.50% - 6.90% (4.78%)
			Yield (Discount Rate of Cash Flows)	2.70% - 6.93% (4.70%)

Asset-Backed Securities	1,667,376

Total	$1,667,376

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds.

		For the year ended December 31, 2016
Affiliate	Value at December 31, 2015	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$—	$3,321,943	$1,520,561	$(81,783)	$49,164	206,837	$1,642,285
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,306,063	1,127,986	2,000,944	(20,764)	16,818	90,104	1,898,492
JPMorgan High Yield Fund, Class R6 Shares	7,931,714	8,180,489	250,000	(38,262)	730,037	2,285,408	16,774,896
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,421,275	21,539,129	22,960,404	—	5,860	—	—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	7,791,819	6,131,138	—	1,758	1,660,681	1,660,681

	$11,659,052			$(140,809)	$803,637		$21,976,354

C. Derivatives — The Portfolio used derivative instruments including futures, forward foreign currency exchange contracts and options, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Portfolio can invest, to hedge portfolio investments or to generate income or gain to the Portfolio. Derivatives may also be used for risk management purposes and to seek to enhance portfolio performance.

The Portfolio may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Portfolio to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Portfolio’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Portfolio’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Portfolio to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Portfolio often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Portfolio. The ISDA agreements give the Portfolio and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	27

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Portfolio.

Notes C(1) — C(3) below describe the various derivatives used by the Portfolio.

(1). Options — The Portfolio may purchase and/or sell (“write”) put and call options on various instruments including futures, securities, currencies and swaps (“swaptions”) to manage and hedge interest rate risks within the Portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Portfolio for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Portfolio will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Portfolio’s exchange traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Futures Contracts — The Portfolio used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Portfolio may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Portfolio also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Portfolio also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Portfolio’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). As of December 31, 2016, the Portfolio did not receive or post collateral for forward foreign currency exchange contracts.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of December 31, 2016, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$21,356	$—	$21,356
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	—	35,528	—	35,528
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	241,683	1,785	—	243,468

Total		$241,683	$58,669	$—	$300,352

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(10,977)	$—	$(10,977)
Foreign exchange contracts	Payables	—	—	(31,171)	(31,171)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	—	(198,022)	—	(198,022)

Total		$—	$(208,999)	$(31,171)	$(240,170)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statement of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended December 31, 2016, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$99,661	$—	$99,661
Foreign exchange contracts	—	197,512	737,045	934,557
Equity contracts	105,042	(559,612)	—	(454,570)

Total	$105,042	$(262,439)	$737,045	$579,648

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$27,697	$—	$27,697
Foreign exchange contracts	—	35,528	(80,353)	(44,825)
Credit contracts			—	—
Equity contracts	45,500	(19,407)	—	26,093

Total	$45,500	$43,818	$(80,353)	$8,965

The Portfolio’s derivatives contracts held at December 31, 2016 are not accounted for as hedging instruments under GAAP.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

Derivatives Volume

The tables below disclose the volume of the Portfolio’s futures contracts, forward foreign currency exchange contracts and options activity during the year ended December 31, 2016. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Equity
Average Notional Balance Long	$5,787,894
Average Notional Balance Short	3,227,268
Ending Notional Balance Long	10,967,256
Ending Notional Balance Short	2,777,110
Foreign Exchange
Average Notional Balance Short	512,170
Ending Notional Balance Short	2,364,175
Interest Rate
Average Notional Balance Long	2,430,457
Average Notional Balance Short	1,887,979
Ending Notional Balance Long	749,988
Ending Notional Balance Short	7,528,580

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	721,591
Average Settlement Value Sold	6,744,562
Ending Value Purchased	—
Ending Value Sold	7,600,840

Exchange-Traded Options:
Average Number of Contracts Purchased	524
Ending Number of Contracts Purchased	196

D. Short Sales — The Portfolio engaged in short sales as part of its normal investment activities. In a short sale, the Portfolio sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Portfolio borrows securities from a broker. To close out a short position, the Portfolio delivers the same securities to the broker.

The Portfolio is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Portfolio may receive or pay the net of the following amounts:(i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statement of Operations.

The Portfolio is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Portfolio is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Portfolio will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2016, the Portfolio had outstanding short sales as listed on the SOI.

E. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$(3)	$568,646	$(568,643)

The reclassifications for the Portfolio relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.60%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2016, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.78%	1.03%

The expense limitation agreement was in effect for the year ended December 31, 2016 and is in place until at least April 30, 2017.

For the year ended December 31, 2016, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$152,219	$37,495	$189,714	$339

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective May 1, 2016, the Adviser, Administrator and/or the Distributor have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. Prior to May 1, 2016, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2016 was $4,045.

The Underlying Funds may impose separate advisory fees. The Portfolio’s Adviser has agreed to waive the Portfolio’s advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2016, the Portfolio and/or certain Underlying Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2016, the Portfolio incurred $12 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
$36,592,210	$21,056,289	$2,419,619	$2,560,621	$469,670	$66,103

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$53,717,958	$2,377,649	$1,886,561	$491,088

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals outstanding and investments in passive foreign investment companies (“PFICs”) mark to market.

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Total Distributions Paid From:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,518,715	$381	$1,519,096

*Short-term	gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

Total Distributions Paid From:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$460,883	$137,679	$598,562

*	Short-term gains are treated as ordinary income for income tax purposes.

As of December 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$89,381	$(90,845)	$247,359

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of forward foreign currency contracts, mark to market of futures contracts, distribution payable, straddle loss deferrals and investments in PFICs.

During the year ended December 31, 2016, the Portfolio had long-term capital loss carryforwards in the amount of $90,845.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (continued)

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Portfolio did not utilize the Credit Facility during the year ended December 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2016, the Adviser owned shares representing 36.0% of the Portfolio’s net assets. As of December 31, 2016, the Portfolio had three omnibus accounts which collectively represented 53.5% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as option contracts and forward foreign currency exchange contracts.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

As of December 31, 2016, a portion of the Portfolio’s net assets consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives, including futures, options, swaps, and forwards, may be riskier than other types of investments and may increase the volatility of the Portfolio. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Portfolio’s original investment. Derivatives expose the Portfolio to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Portfolio does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to risks of mispricing or improper valuation. Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

As of December 31, 2016, the Portfolio pledged a significant portion of its assets for securities sold short to Citigroup Global Markets, Inc. and Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Global Allocation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Global Allocation Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 15, 2017

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	151	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	151	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	150	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	151	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	151	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	151	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	151	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	151	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	151	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	37

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	151	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	151	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	151	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (151 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	39

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Global Allocation Portfolio
Class 1
Actual	$1,000.00	$1,041.80	$4.00	0.78%
Hypothetical	1,000.00	1,021.22	3.96	0.78
Class 2
Actual	1,000.00	1,040.40	5.28	1.03
Hypothetical	1,000.00	1,019.96	5.23	1.03

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Portfolio and the other J.P. Morgan Funds in which the Portfolio invests (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio and Underlying Funds received from the Adviser. This information includes the Portfolio’s and Underlying Funds’ performance as compared to the performance of the Portfolio’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Portfolio’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio’s and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The independent consultant also provided additional analysis of the performance of certain Underlying Funds in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio and Underlying Funds, their overall confidence in the Adviser’s integrity and

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Adviser and its affiliates in connection with the Portfolio’s investments in the Underlying Funds. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMIM earns fees from the Portfolio and Underlying Funds for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Portfolio and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Portfolio’s shareholders to share potential economies of scale from the Portfolio’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for the applicable one-year period. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 2 shares was in the second quintile based upon the Universe for the one-year period ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the Portfolio’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Portfolio. The Trustees recognized that Broadridge/Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 2 shares were in the first and fifth quintiles, respectively, based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fee would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Portfolio invests.

DECEMBER 31, 2016	JPMORGAN INSURANCE TRUST	43

TAX LETTER

(Unaudited)

Dividend Received Deductions (DRD)

The Portfolio had 5.91% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2016.

Long Term Capital Gain

The Portfolio distributed $381, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2016.

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	AN-JPMITGAP-1216

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective January 1, 2016, James Schonbachler replaced Mitchell Merin as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2016 – $384,624

2015 – $300,326

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2016 – $56,510

2015 – $53,320

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2016 – $76,852

2015 – $69,020

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2016 and 2015, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2016 – Not applicable

2015 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit

Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2016 – 0.0%

2015 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable—Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2016 - $29.3 million

2015 - $31.9 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 23, 2017

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
February 23, 2017